UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.         )
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Grocery Outlet Holding Corp.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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We are proud to have grown our store base and market share in 2023, as we achieved record sales and adjusted EBITDA. We delivered these results while continuing to fulfill our mission of Touching Lives for the Better. We have positively impacted the lives of millions of people throughout our 78-year history and this impact increases as the business grows.
Our underlying business fundamentals remain healthy. Each of our stores continues to offer customers a wide assortment of goods at unbeatable values in a fun, treasure hunt shopping experience. Our ever-changing assortment of “WOW!” deals of quality, name-brand products differentiates us with customers across a broad range of income levels, demographics and geographies. And our entrepreneurial Independent Operators (IOs) create a neighborhood feel through personalized customer service and a local product offering. The resulting unique value proposition generates strong customer loyalty and brand affinity.
We are executing our long-term growth strategy built on three primary pillars: strengthening our core business model, evolving our business and expanding our reach. We believe that our compelling WOW! Shopping experience will continue to drive new and existing customers to shop in our stores. And we are well positioned to continue to expand our footprint and increase our market share.
We would like to highlight several areas of importance for Grocery Outlet in 2023 and continuing into 2024.
Financial Performance and Operations
We delivered strong top-line growth in 2023, with comparable store sales increasing 7.5% and customer count increasing 8.3%. Same store sales growth together with new store contributions resulted in a record $4 billion in total net sales. We also drove healthy bottom-line growth with adjusted EBITDA increasing by 17.7% and adjusted net income increasing by 15.2%. We generated $303.4 million of operating cash flow, and we invested $175.6 million in capex, net of tenant improvement allowances. Further, we ended 2023 with healthy product inventory to carry us into 2024 and net leverage of less than 1x adjusted EBITDA.
During the third quarter of 2023 the implementation of new system upgrades resulted in ordering and inventory disruptions, which impacted our results of operations during the remainder of the year. Although data integration efforts have taken longer than expected, we have made steady progress and we look forward to realizing the benefits of our new systems in 2024 and beyond. This new platform will support the growth of our business and store base in the years to come.
Other key strategic initiatives that will strengthen our value proposition and contribute to future growth include our personalization app and our new private label program. Our personalization app recently rolled out to all Grocery Outlet stores and we will soon begin to invest in marketing to drive downloads and adoption. Our private label program will launch later this year and will initially focus on everyday-value commodity categories that deliver better value and margin and complete the full shop.
New Store Growth
New store growth remains an important driver of long-term shareholder value, and our broad customer appeal supports significant new store growth opportunities in existing and new markets. We operate in 16 states today and we plan to continue expanding our reach to additional customers and geographies across the United States.
We recently announced the closing of our acquisition of United Grocery Outlet (UGO), which added 40 stores and a multi-temperature distribution center to our network. We believe UGO is an ideal strategic fit with our business, given our similar business models, customer value propositions, and shared mission of serving and helping others. This acquisition provides Grocery Outlet with scale in a new geography, as well as a platform for future expansion in the Southeast. We are thrilled to welcome the United Grocery Outlet team into the Grocery Outlet family, and we look forward to working together on the many growth opportunities ahead.
Our long-term goal is to expand our store base by approximately 10% annually, through organic growth and additional real estate opportunities that align with our long-term store growth strategies. In fiscal 2023, we opened 27 net new stores. In the current year, on top of the addition of the United Grocery Outlet stores, we plan to open 15 to 20 stores for a total of 55 to 60 net new stores. As we look toward 2025, our real estate pipeline is healthy and we are well positioned to deliver on our 10% annual growth goal in the years ahead.
Our Communities, Our People and Our Planet
We published our inaugural ESG report in 2023, which describes how our long-term success is naturally aligned with our ability to positively impact our Communities, our People and our Planet. In our Communities, we save customers money, increase food access, and partner with our Independent Operators (IOs) to give back and enrich the communities we serve. We serve our People by providing entrepreneurial opportunities and support to IOs, and by empowering our employees with growth and development opportunities. For our Planet, we reduce food waste and energy use through our opportunistic sourcing model, supplier partnerships and collaboration with IOs.
We are committed to continuously enhancing our transparency, improving our sustainability practices, and effectively meeting the expectations of our stakeholders. Our ESG report included initial data on certain activity metrics within the Sustainability Accounting Standards Board framework for the Food Retail & Distributors industry. We also conducted and reported on our first Greenhouse Gas emissions inventory, which included Scope 1, Scope 2, and select Scope 3 emission categories, to better understand our overall impact.
In closing, as we celebrate five years as a public company, we would like to thank all Grocery Outlet team members, our IOs, our suppliers, investors and other stakeholders for their dedication and many contributions. We take great pride in the leadership role we play in building and growing this unique business and consider it a privilege to serve as the stewards of your capital. We are well positioned to continue to grow our business and strengthen our mission of Touching Lives for the Better and are confident in the future.
On behalf of Grocery Outlet’s Board and management team, we look forward to welcoming you at our 2024 Annual Meeting.
Sincerely,

Eric J. Lindberg, Jr.	Erik D. Ragatz	Robert J. Sheedy, Jr.
Chairman of the Board	Lead Independent Director	President, Chief Executive Officer and Member of the Board

Notice of Annual Meeting of Stockholders
To be held on Monday, June 3, 2024
11:00 a.m. Pacific Daylight Time
www.virtualshareholdermeeting.com/GO2024
To the Stockholders of Grocery Outlet Holding Corp.:
Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Grocery Outlet Holding Corp. (the “Company”) will be on Monday, June 3, 2024, at 11:00 a.m. Pacific Daylight Time online through a live webcast at www.virtualshareholdermeeting.com/GO2024. At the 2024 Annual Meeting, stockholders will be asked:
1.
Election of Class II Directors. To elect the three Class II directors named in the accompanying proxy statement to hold office effectively until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

2.
Ratify the appointment of Deloitte & Touche LLP for Fiscal Year 2024. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024.

3.
Say-on-Pay. To approve an advisory (non-binding) vote on the Company’s named executive officer compensation.

4.
To transact such other business as may properly come before the 2024 Annual Meeting and any adjournment or postponement thereof.

The accompanying proxy statement describes each of these items of business in detail.
Only stockholders of record as of April 9, 2024 will be entitled to attend and vote at the 2024 Annual Meeting and any adjournment or postponement thereof. There will not be a physical location for the 2024 Annual Meeting and you will not be able to attend the meeting in person. We have designed the virtual format of the 2024 Annual Meeting to provide stockholders substantially the same rights and opportunities to participate as they would have at an in-person meeting.
Your vote is important. To be sure your vote counts and assure a quorum, please promptly vote over the Internet or by telephone or by mail as described in the accompanying proxy statement, whether or not you plan to participate in the 2024 Annual Meeting via live webcast. If your shares of our common stock are held in the name of your broker, bank or other nominee, you will need to follow the instructions provided to you by the institution that holds such shares to instruct them how to vote your shares.
By order of the Board of Directors,
Luke D. Thompson
EVP, General Counsel and Secretary
Emeryville, California
April 19, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2024:
Our official Notice of the 2024 Annual Meeting, Proxy Statement and 2023 Annual Report, including our Form 10-K for Fiscal Year 2023, are available electronically at www.proxyvote.com

Non-GAAP Financial Measures. This Proxy Statement, including the preceding letter to stockholders, includes non-GAAP financial measures that exclude the impact of certain amounts. For definitions, supplemental information and reconciliations to the most directly comparable GAAP financial measures, see Annex A for net leverage and see our Annual Report for Fiscal Year 2023 for adjusted EBITDA, adjusted net income, and adjusted diluted earnings per share.

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement (the “Proxy Statement”). Prior to voting, you should read the entire Proxy Statement and our Annual Report on Form 10-K for Fiscal Year 2023 (the “2023 Annual Report”), which includes our consolidated financial statements and information about our operations and performance. These materials are available at www.proxyvote.com. This Proxy Statement and the accompanying proxy card initially are being made available on or about April 19, 2024.
As used in this Proxy Statement, references to “Grocery Outlet,” the “Company,” “we,” “us,” “our” or “our business” refers to Grocery Outlet Holding Corp. (collectively with its wholly owned subsidiaries), except as expressly indicated or the context otherwise requires. The information available on or through our website and any website referenced herein is not incorporated herein or otherwise part of this Proxy Statement.
Our fiscal year ends on the Saturday closest to December 31. References to Fiscal Year 2023, Fiscal Year 2022, Fiscal Year 2021, and Fiscal Year 2020 refer to the fiscal years ended December 30, 2023, December 31, 2022, January 1, 2022 and January 2, 2021, respectively. Reference to Fiscal Year 2024 refers to the fiscal year ending December 28, 2024.
About Grocery Outlet Holding Corp.
Based in Emeryville, California, Grocery Outlet is a high-growth, extreme value retailer of quality, name-brand consumables and fresh products sold through a network of independently operated stores. Grocery Outlet has more than 470 stores in California, Washington, Oregon, Pennsylvania, Idaho, Nevada, Maryland, New Jersey, Ohio and Delaware. Effective April 1, 2024, Grocery Outlet also owns The Bargain Barn, Inc., doing business as United Grocery Outlet, a closeout grocery retailer with 40 stores in Tennessee, North Carolina, Georgia, Alabama, Kentucky, and Virginia.
2024 Annual Meeting of Stockholders
Date:	June 3, 2024
Time:	11:00 a.m. Pacific Daylight Time
Location:	Via webcast at www.virtualshareholdermeeting.com/GO2024
Record Date:	April 9, 2024
Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote.
To participate in the 2024 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “2024 Annual Meeting”), you must have the sixteen-digit number that is shown on your Notice of Internet Availability or on your proxy or voting card (if you elected to receive proxy materials by mail).
Proposals and Voting Recommendations
PROPOSAL	BOARD RECOMMENDATION	PAGE
1 Election of Class II directors	FOR each director nominee	87
2 Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2024	FOR	88
3 Approval of advisory (non-binding) vote on our Named Executive Officer compensation	FOR	89
Page	1	Grocery Outlet 2024 Proxy Statement

Proxy Summary
Voting Methods
If you are a stockholder of record, you can vote in one of four ways:
✓
Visit www.proxyvote.com to vote VIA THE INTERNET

✓
Call 1-800-690-6903 to vote BY TELEPHONE

✓
If you received a printed copy of the proxy materials, sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL

✓
Attend virtually to vote DURING THE ANNUAL MEETING

To reduce our administrative and postage costs and the environmental impact of our 2024 Annual Meeting, we encourage stockholders to vote via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 2, 2024. Stockholders may revoke their proxies at the time and in the manner described on page 94 of this Proxy Statement.
If your shares of our common stock are held in “street name” through a bank, broker or other holder of record, you will receive voting instructions from the holder of record that you must follow in order for your shares to be voted. If you hold shares in this manner and wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares of our common stock.
Fiscal Year 2023 Highlights
FINANCIAL AND OPERATING HIGHLIGHTS
In Fiscal Year 2023, we increased our traffic and market share, achieved record sales, and grew adjusted EBITDA. We grew net sales by 10.9%, net income by 22.1%, and adjusted EBITDA by 17.7%. We also made measurable progress on a number of our strategic initiatives that we believe will further strengthen our value proposition and contribute toward long-term growth. Financial highlights from Fiscal Year 2023 include:
Net Sales $3.97 Billion 10.9% increase	Comparable Store Sales 7.5% increase
Net Income $79.4 Million $0.79 Diluted EPS	468 Stores at Fiscal Year End 27 Net New Stores Opened
Adjusted Net Income(1) $108.1 Million 15.2% increase Adjusted Diluted EPS(1) $1.07	Adjusted EBITDA(1) $252.6 Million 17.7% increase

(1)
See the Table of Contents for information regarding our non-GAAP financial measures.

For more complete information regarding our 2023 performance, please review our 2023 Annual Report.
Page	2	Grocery Outlet 2024 Proxy Statement

Proxy Summary
CLASS II DIRECTOR NOMINEES AS OF RECORD DATE
Our board of directors (“Board of Directors” or “Board”) has nominated each of the three Class II directors listed below to be elected at the 2024 Annual Meeting for terms effectively ending in 2026. In 2022, we amended our Amended and Restated Certificate of Incorporation to declassify our Board following approval by our stockholders. The charter now provides that directors will be elected for a three-year term, but that the term of all classes of directors will terminate at the 2026 annual meeting of stockholders.
NAME	AGE	POSITION
Mary Kay Haben	68	Independent director (since Nov. 2019) Chair of the Nominating and Corporate Governance Committee
Gail Moody-Byrd	66	Independent director (since Jan. 2021) Member of the Audit and Risk Committee
Jeffrey R. York	60	Independent director (since Nov. 2010) Member of the Audit and Risk Committee
Mary Kay Haben
•
Ms. Haben has been an outside director for various public companies since her retirement in February 2011. From April 2007 to February 2011, Ms. Haben held various senior positions with Wm. Wrigley Jr. Company, a confectionery company, most recently as President, North America. Prior to that time, she held several key positions during her 27-year career with Kraft Foods, Inc., a grocery manufacturing and processing conglomerate, including serving as President of multibillion dollar divisions.

•
She possesses substantial M&A, operating, digital, marketing, and brand management and development experience from long-term senior executive roles for consumer-packaged goods/food companies. She also has deep knowledge of and ability to analyze the overall consumer-packaged goods industry, evolving market dynamics and consumers’ relationships with brands. Her executive experience also includes numerous years of direct reports in sales, R&D and supply chain.

•
She is a long-tenured current board member of two public companies, and was a long-term board member of a third public company until a go-private sale transaction. Her experience includes two significant directorships with consumer-packaged goods/food companies and numerous leadership and board committee roles.

Gail Moody-Byrd
•
Ms. Moody-Byrd has served as Vice President, Marketing of LinkedIn Sales Solutions at LinkedIn Corporation since March 2022. Previously, she served as the Chief Marketing Officer of Noodle.ai, a software company, from November 2018 to February 2022. Prior to Noodle.ai, from September 2007 to June 2017, Ms. Moody-Byrd held various positions with SAP SE, a multinational software corporation, most recently as Vice President of Web Marketing. Her retail industry experience also includes roles with divisions of Macy’s and Target Corporation, with Levi, Strauss & Co., and as a retail consultant with McKinsey & Company and Walter K. Levy Associates.

•
She has developed significant marketing and brand management expertise through more than 35 years in B2B technology marketing and retail/wholesale industry consulting, merchandising and planning.

•
Her early career focused on retail industry matters, including serving as a retail consultant for national and global brands, as well as a merchandiser, buyer, and brand manager. At Noodle.ai, she drove brand awareness and revenue generation.

•
She has had recent involvement in strategic planning and other executive management matters at LinkedIn, and operated as a member of the C-suite at Noodle.ai.

•
At SAP, she spent five years as the digital marketing lead for the SAP Community Network, an online loyalty community of over 2 million customers undertaking various stages of large-scale digital transformations through SAP software implementations.

Page	3	Grocery Outlet 2024 Proxy Statement

Proxy Summary
Jeffrey York
•
Mr. York has served as Special Advisor to Sobeys, Inc. the second largest food retailer in Canada, since June 2020. Previously, he served as Partner, Farm Boy, Inc., a grocery retailer, from June 2020 to January 2024 and as Co-Chief Executive Officer and President of Farm Boy from November 2009 through June 2020.

•
He developed extensive knowledge of the grocery and food retail industries, as well as extreme value discount retail, throughout his career spanning over 30 years in these areas. He led rapid growth in store count and sales during his tenure at both Giant Tiger Stores and Farm Boy.

•
He possesses substantial executive management expertise, with particular experience in developing corporate strategy, oversight of supply chain and logistics matters for fresh food deliveries, distribution centers and business operations.

•
He has financial and accounting expertise through being a Canadian certified public accountant and serving on the audit committees of other boards. He also has various additional experience as a director of Canadian public companies.

Voting, Election and Conditional Resignations. Our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election.
If a director nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy that provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
BOARD OF DIRECTORS—GOVERNANCE PRINCIPLES
The Board recognizes the importance of taking a reasonable, measured approach in evolving our corporate governance practices as a public company. Set forth below are certain of our key governance principles:
WHAT WE DO	WHAT WE DON’T DO

✓
Lead Independent Director role with significant responsibilities

✓
A substantially independent Board, with fully independent Committees

✓
Periodic Board refreshment and enhanced Board diversity (including 30% women)

✓
Comprehensive Board and Committee annual evaluation process

✓
Regular executive sessions of independent
directors

✓
Majority voting standard for director elections

✓
Significant Board and Committee oversight of strategy, risk, ESG and succession planning

✓
Declassified Board in 2026 (Company proposal approved at 2022 annual meeting)

No dual classes of common stock and no different voting rights
No poison pill
No director overboarding under our policy
No hedging or pledging
No super-majority voting provisions in our charter and bylaws
Page	4	Grocery Outlet 2024 Proxy Statement

Proxy Summary
In the fourth quarter of 2023, the Nominating and Corporate Governance Committee oversaw a detailed evaluation of the experience, qualifications and skills of our directors. See “Corporate Governance and Board Matters—Board of Directors—Specific Skills, Experience and Qualifications of Directors” and “—Director Backgrounds and Qualifications” for enhanced biographical information and the revised criteria of the skills, experience and expertise evaluated for each director nominee and continuing director.
Compensation of our Named Executive Officers
KEY ELEMENTS OF FISCAL YEAR 2023 COMPENSATION
Substantially consistent with prior fiscal years, the key elements of our pay mix for named executive officers (“Named Executive Officers” or “NEOs”) in Fiscal Year 2023 consisted of:
•
Base salary

•
Our annual incentive plan (the “AIP”), an annual performance-based cash bonus that is subject to our achievement of adjusted EBITDA (70% weighted) and comparable store sales performance (30% weighted) goals

•
Long-term equity incentives, consisting of time-vesting restricted stock units (“RSUs”) and performance-vesting stock units (“PSUs”)

◦
The Compensation Committee set the mix of long-term target equity incentive value as 70% PSUs and 30% RSUs for our President and Chief Executive Officer and 60% PSUs and 40% RSUs for the other Named Executive Officers, thereby making a substantial portion of their compensation performance-based

◦
PSUs are subject to our achievement of revenue and adjusted EBITDA growth goals, equally weighted, over a three-year performance period

In Fiscal Year 2023, in line with our compensation philosophy that a significant portion of our executive pay be tied to company performance, approximately 85% of our Chief Executive Officer’s and 73% of our other NEO’s target total compensation was variable (or “at risk”), with value ultimately tied to either the achievement of objective corporate goals or stock price performance, or both.
The Compensation Committee believes this pay mix appropriately aligns the interests of executives with those of our stockholders. The charts below illustrate the target mix of pay (excluding benefits and perquisites) for our CEO and other NEOs for Fiscal Year 2023.
Page	5	Grocery Outlet 2024 Proxy Statement

Proxy Summary
FISCAL YEAR 2023 NEO COMPENSATION DETERMINATIONS
BASE SALARY	AIP	EQUITY
✓ Reasonable merit base salary increases, including for promotions
✓
No change to target bonus opportunity as a percentage of base salary, other than promotions

✓
Maintain performance metrics, but change weighting for 2023: adjusted EBITDA (from 60% to 70%) and Comparable Store Sales (from 40% to 30%)

✓
Based on our performance, Fiscal Year 2023 AIP bonuses were earned at 111% of target

✓ No change to target equity opportunity as a percentage of base salary or mix of RSUs and PSUs, other than for promotions ✓ No change in PSU performance metrics or weighting
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
We have developed a holistic ESG strategy that aligns with our unique model. In Fiscal Year 2022, we began the process of documenting the positive ESG benefits inherent in our business, and in Fiscal Year 2023 we published our inaugural ESG report which focused on the positive impact we have on our communities, people and planet. Our ESG Steering Committee (whose membership includes senior management) meets quarterly to discuss our ESG initiatives, goals and progress. At the Board level, our Nominating and Corporate Governance Committee is responsible for overseeing (and regularly receives reports reflecting) matters of corporate responsibility, sustainability and other environmental, social and governance issues, as well as our public reporting regarding these topics. Our Board also receives regular reports on our progress from the Nominating and Corporate Governance Committee and, at least once per year, from management. See “Corporate Governance and Board Matters—Our Environmental, Social and Governance Approach” for more information.
Page	6	Grocery Outlet 2024 Proxy Statement

PROXY STATEMENT
2024 Annual Meeting of Stockholders to be held on June 3, 2024
This Proxy Statement is being furnished together with our 2023 Annual Report in connection with the solicitation of proxies by our Board for the 2024 Annual Meeting. On or about April 19, 2024, we will mail to each of our stockholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet.
CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors
DIRECTORS AS OF RECORD DATE
NAME	AGE	POSITION	TERM ENDING
Mary Kay Haben	68	Director Chair of the Nominating and Corporate Governance Committee	CLASS II -2024
Gail Moody-Byrd	66	Director Member of the Audit and Risk Committee	CLASS II -2024
Jeffrey R. York	60	Director Member of the Audit and Risk Committee	CLASS II -2024
Carey F. Jaros	46	Director Member of the Compensation Committee	CLASS III -2025
Eric J. Lindberg, Jr.	53	Chairman of the Board	CLASS III -2025
Robert J. Sheedy, Jr.	49	President and Chief Executive Officer	CLASS III -2025
Kenneth W. Alterman	67	Director Chair of the Compensation Committee	CLASS I -2026
John (“Jeb”) E. Bachman	68	Director Chair of the Audit and Risk Committee	CLASS I -2026
Thomas F. Herman	83	Director Member of the Audit and Risk Committee Member of the Nominating and Corporate Governance Committee	CLASS I -2026
Erik D. Ragatz	51	Lead Independent Director Member of the Compensation Committee Member of the Nominating and Corporate Governance Committee	CLASS I -2026
Page	7	Grocery Outlet 2024 Proxy Statement

Corporate Governance and Board Matters
SPECIFIC SKILLS, EXPERIENCE AND QUALIFICATIONS OF DIRECTORS
Our Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of continuing directors and potential director candidates and recommending to the Board those persons to be nominated for election or appointed to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be set forth in any stockholders agreement of which the Company is a party. The Nominating and Corporate Governance Committee also monitors the mix of specific experience, qualifications and skills of directors to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
This process has led to periodic Board refreshment since our IPO in June 2019, which included an increased focus on director independence and diversity. In early 2023, we enhanced Board leadership diversity with Ms. Haben becoming Chair of our Nominating and Corporate Governance Committee. Our periodic Board refreshment has greatly increased the breadth of skills and industry experience on the Board.
NOTABLE STATISTICS	8 of 10 independent directors	1 of 3 Board Committees chaired by women	3 of 10 female directors	1 of 10 ethnically diverse director	9.1 years average director tenure
BOARD REFRESHMENT	6 new directors since IPO	2 departures in 2020	2 departures in 2022	1 departure in 2023
In the fourth quarter of 2023, the Nominating and Corporate Governance Committee and oversaw a detailed evaluation of the experience, qualifications and skills of our directors, including peer and market research and the completion of a targeted supplemental questionnaire by each director. Such process led us to refine the relevant experience, qualifications and skills linked to the Company’s current operations and strategy. Following such review, the Nominating and Corporate Governance Committee determined that it was important to communicate these matters to stakeholders, both for directors individually and the Board in aggregate by significantly enhancing the biographies disclosed for director nominees and continuing directors. See below “—Director Backgrounds and Qualifications” for detailed biographical information for each director nominee and continuing director.
Set forth below are revised criteria of key skills, experience and expertise evaluated by our Nominating and Corporate Governance Committee and Board, along with the number of directors who possess each skill. In determining the number of directors who possessed each skill we focused on primary skillsets each director contributes rather than general qualifications or experience in a certain area. Accordingly, a director not included in the number for a particular category does not necessarily mean that the individual does not possess such skill, qualification, or experience. For each qualification and skill, we focused on key minimum criteria:
•
For at least a specified period of time, such skill or qualification must have been acquired through senior management experience (C-suite or equivalent and direct reports) or, in certain cases, board member experience (other than experience on our Board)

•
The applicable companies where such skill or qualification was acquired must be of a reasonable size, maturity and/or possess similar factors that would be reasonably relevant to Grocery Outlet

Page	8	Grocery Outlet 2024 Proxy Statement

Corporate Governance and Board Matters
INDUSTRY AND BUSINESS SKILLS AND QUALIFICATIONS
#	Skill or Qualification, and Definition	Alignment with Company’s Industry, Business and Strategy
10	Retail and/or Consumer Packaged Goods Experience A person who has provided operational and strategic oversight with a company primarily in retail and/or consumer packaged goods	We are a high-growth, extreme value retailer of quality, name-brand consumables and fresh products.
7
Marketing and Brand Management Experience
A person who has provided operational and strategic oversight (i) with a business-to-consumer company having a significant focus on marketing and brand management, (ii) with a marketing consulting firm or (iii) as a leader of a marketing department of a business-to-consumer company

We have a sustained focus on delivering ever-changing “WOW!” deals within a fun, treasure hunt shopping environment, which has generated and continues to generate strong customer loyalty and brand affinity.
A key performance indicator is driving comparable sales growth, including through increasing customer awareness and engagement by executing on marketing strategies.
We further promote brand awareness and drive customers to shop through centralized marketing initiatives along with local Independent Operator (IO) marketing efforts.

5
Digital Transformation or Technology Expertise
A person who has provided operational and strategic oversight (i) with a relevant technology company, (ii) with a relevant technology consulting firm, (iii) as a technical leader of technology department of a company, or (iv) overseeing a digital transformation project for a company which has leveraged technology to transform a business and can provide guidance on the risks of technology

We select and develop information systems to provide the flexibility and functionality to support our unique buying and selling model as well as to identify and respond to merchandising and operating trends in business.
Our ongoing modernization, enhancement and maintenance of information systems supports growth. We continue to identify and implement productivity improvements through both operational initiatives and system enhancements.
We build and develop tools that empower IOs to make intelligent decisions to grow their business.

7
Supply Chain and/or Logistics Expertise
A person who has provided operational and strategic oversight (i) with a company where supply chain or logistics is key to operational success, (ii) with a relevant supply chain or logistics consulting firm, or (iii) as technical leader of supply chain or logistics department of company (especially having led a transformation of supply chain)

Our speed and efficiency in responding to supplier needs, combined with specialized supply chain capabilities and flexible merchandising strategy, enhances access to opportunistic products and allows us to turn inventory quickly and profitably.
Our flexible sourcing and supply chain model differentiates us from traditional retailers.
We rely on our expansive distribution and transportation network to provide goods to distribution centers and stores in a timely and cost-effective manner.
Our investments in distribution and logistics infrastructure supports anticipated store growth.

Page	9	Grocery Outlet 2024 Proxy Statement

Corporate Governance and Board Matters
GOVERNANCE SKILLS AND QUALIFICATIONS
#	Skill or Qualification	Definition
9	Executive Management Experience	A person who has provided operational and strategic oversight with expertise in strategy, execution, operations, and human capital management.
7	Public Company Director or Public Company Executive Officer Experience	A person who has provided operational and strategic oversight with particular insights relevant to a public company by having senior management or board experience (other than experience with our Board) at a public company.
5	Finance, Accounting and Financial Reporting Expertise	A person who has provided operational and strategic oversight with particular insights relevant to capital structure and allocation, finance, financial reporting and internal control over financial reporting.
7	Enterprise Risk Oversight	A person who has provided operational and strategic oversight with particular insights relevant to identifying, analyzing, and mitigating key enterprise risks.
4	Environmental, Social and Governance (“ESG”) Oversight Expertise	A person who has provided operational and strategic oversight in supporting sustainable long-term value creation, with particular insights relevant to one or more key components of environmental matters (food waste reduction, and store energy efficiencies), social matters (health and safety of community or employees, company culture, ED&I (equity, diversity and inclusion), human capital management and talent development), and ESG-governance matters (ESG oversight, cybersecurity and privacy, and ethics and compliance) relevant to the Company’s ESG strategy.
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BOARD DIVERSITY MATRIX (AS OF APRIL 19, 2024)
Total Number of Directors	10
PART I: GENDER IDENTITY	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
Directors	3	7	—	—
PART II: DEMOGRAPHIC BACKGROUND
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Black or African American	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
DIRECTOR RECRUITMENT, NOMINATIONS AND APPOINTMENTS
The Nominating and Corporate Governance Committee is responsible for facilitating director assessments, identifying skills and expertise that director candidates should possess, and screening, selecting and recommending persons for director nomination or appointment by the Board, including the re-nomination of continuing directors. As part of director succession planning and Board refreshment, the Nominating and Corporate Governance Committee may solicit recommendations for candidates from other members of the Board and management and may also retain professional search firms to identify candidates. Further, the Committee will evaluate the qualifications of candidates recommended by stockholders against the same criteria it uses to evaluate other candidates. We did not receive any recommendations for director nominations from stockholders for the 2024 Annual Meeting.
The Committee will take into account all factors it considers appropriate in recommending continuing directors for re-election, or new director candidates for election or appointment, to the Board, which will include:
•
ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience (including current employment), prior and current service on public company boards, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert”), and local or community ties and service;

•
minimum individual qualifications, including integrity, strength of character, mature and good business judgment, familiarity with the Company’s business and industry, independence of thought and ability to work collegially;

•
for continuing directors, the individual performance of such person on the Board; and

•
the extent to which the candidate would address a targeted skill, qualification or expertise for the Board.

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NOMINATION RIGHTS AND SUPPORT OBLIGATIONS UNDER OUR AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
Our Amended and Restated Stockholders Agreement provides, among other terms, that the Executive Stockholders (as defined in the Amended and Restated Stockholders Agreement) and the Read Trust Rollover Stockholders (as defined in the Amended and Restated Stockholders Agreement), trusts controlled by Mr. Lindberg or members of their respective immediate family, acting together by majority vote, will have the right to nominate one person (such person, the “Stockholder Nominee”) to our Board for so long as such stockholders collectively own at least 5% of the outstanding shares of our common stock. The Amended and Restated Stockholders Agreement also provides that our Chief Executive Officer will be nominated to our Board.
Pursuant to the Amended and Restated Stockholders Agreement, we must include the Stockholder Nominee and the Chief Executive Officer nominee on the slate that is included in the proxy statement relating to the election of directors of the class to which such persons belong and provide the highest level of support for the election of each such persons as we provide to any other director nominee. In addition, each stockholder party to the Amended and Restated Stockholders Agreement agrees to vote in favor of the Company slate that is included in our proxy statement.
The Stockholder Nominee position is currently vacant, and the Chief Executive Officer, Mr. Sheedy, is a Class III director.
DIRECTOR INDEPENDENCE
Pursuant to the corporate governance listing standards of The Nasdaq Stock Market LLC (“Nasdaq”), a director employed by us cannot be deemed to be an independent director. Each other director will qualify as independent only if the director satisfies a series of objective tests, including that the director has not engaged in various types of business dealings with us, and that our Board affirmatively determines, on a subjective basis, that he or she has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has affirmatively determined all of our current directors are independent in accordance with the Nasdaq rules, other than Mr. Lindberg, who served as our Chief Executive Officer through December 31, 2022, and Mr. Sheedy, who serves as our President and Chief Executive Officer. In making these determinations, the Nominating and Corporate Governance Committee reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management, and determined that no subjective independence concerns existed. Each member of the Committees is independent under Nasdaq rules.
Additionally, our Board has determined that each of the members of the Audit and Risk Committee and Compensation Committee qualify as independent in accordance with the additional independence rules established by the U.S. Securities and Exchange Commission (“SEC”) and Nasdaq.
DIRECTOR BACKGROUNDS AND QUALIFICATIONS
The following biographical information sets forth the business experience during at least the past five years of each director nominee and each other director as of April 19, 2024, together with a discussion of the specific experience, skills, expertise, backgrounds and other attributes that led to the conclusion that each director should continue to serve on the Board.
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2024 Class II Director Nominees
MARY KAY HABEN, Independent Director
Age: 68 Director Since: Nov. 2019 Committees • Nominating and Corporate Governance (Chair, since Feb. 2023; Member, since Nov. 2019) • Audit and Risk (Nov. 2019 to June 2021)

Career Highlights
Since 2011, she has been an outside director for various public companies since her retirement.
Apr. 2007 to Feb. 2011, she held senior positions with Wm. Wrigley Jr. Company, a confectionery company, including President, North America (Oct. 2008 to Feb. 2011) and Group Vice President and Managing Director, North America (Apr. 2007 to Oct. 2008). Wrigley was public until October 2008, following which it became a subsidiary of Mars, Incorporated.
Prior, she led several multi-billion divisions during her 27-year career with Kraft Foods, Inc., a grocery manufacturing and processing conglomerate, including Senior Vice President, Open Innovation (2006 to 2007), Senior Vice President, Global Snack Sector (2004 to 2006), and Group Vice President, Kraft Foods and President, Cheese, Enhancers and Meals (2001 to 2004).
Public Company Boards

Current
The Hershey Company (since Aug. 2013), a global confectionery leader. NYSE: HSY
•
Compensation and Human Capital Committee (Aug. 2013 to May 2017, and since May 2018)

•
Finance and Risk Management Committee (2018, and since 2023)

•
Governance Committee (Chair, 2018 to 2022; Member, Jan. 2016 to 2022)

•
Executive Committee (2018 to 2022)

Equity Residential (since July 2011), a REIT engaged in the acquisition, development and management of multi-family properties. NYSE: EQR
•
Compensation Committee (Chair, since 2016; Member, since 2013)

•
Audit Committee (2011 to 2013)

•
Corporate Governance Committee (since 2012)

Prior
Bob Evans Farms, Inc. (Aug. 2012 to Jan. 2018), a leading producer and distributor of food products. Nasdaq: BOBE (company sold and went private in Jan. 2018)
•
Lead Independent Director (Aug. 2015 to Jan. 2018)

•
Non-Executive Chair of the Board (Oct. 2014 to Aug. 2015)

•
Compensation Committee (Apr. 2015 to Jan. 2018)

•
Nominating and Corporate Governance Committee (2016 to Jan. 2018)

•
Audit Committee (Aug. 2012 to 2014)

•
Finance Committee (Aug. 2012 to 2014)

Other Information Ms. Haben was named to the 2020 National Association of Corporate Directors Directorship 100™, which honors the most
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influential boardroom leaders each year. She has served and chaired various alumni and foundation boards of the University of Michigan and Illinois, and is active in various non-profit boards.
She received a Bachelor of Science in Business Administration from the University of Illinois, and a Master of Business Administration in Marketing from the University of Michigan, Ross School of Business.
Skills and Qualifications Relevant to Service on our Board
•
Possesses substantial M&A, operating, digital, marketing, and brand management and development experience from long-term senior executive roles for consumer-packaged goods/food companies, including a strong track record in delivering value to shareholders and consumers through brand building, developing new products, innovation and implementation of business strategies in various markets and media platforms. Has deep knowledge of and ability to analyze the overall consumer-packaged goods industry, evolving market dynamics and consumers’ relationships with brands. Executive experience also included numerous years of direct reports in sales, R&D and supply chain.

•
Long-tenured current board member of two public companies, and a former long-term board member of a third public company. Significant oversight expertise in governance, compensation, finance, digital transformations and AI, digital and social marketing, supply chain strategy, ESG and enterprise risk management (including cybersecurity risks) from serving on public company boards, including numerous leadership and board committee roles, since her retirement in 2011. Experience includes two significant directorships with consumer-packaged goods/food companies.

•
The breadth of experience and expertise leading boards and board committees, as well as serving in executive management roles, enable her to provide critical insights in overseeing and partnering with management.

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GAIL MOODY-BYRD, Independent Director
Age: 66 Director Since: Jan. 2021 Committees • Audit and Risk (since Jan. 2021)

Career Highlights
Since March 2022, Vice President, Marketing of LinkedIn Sales Solutions at LinkedIn Corporation, the world’s largest social professional network and a division of Microsoft Corporation.
November 2018 to February 2022, Chief Marketing Officer of Noodle.ai, a software company focused on AI innovation in the global supply chain industry.
September 2007 to October 2018, served various sales and marketing positions at SAP SE, a multinational enterprise software application company, including most recently as Vice President, Head of Web Marketing (Jan. 2018 to Oct. 2018), and Senior Director, Growth Strategies, Digital and Social Channels (May 2017 to Dec. 2017).
February 2001 to August 2007, served various marketing and corporate development positions at Palm, a software developer and manufacturer of smartphones for consumers and enterprises.
In prior years, she had retail industry roles with divisions of Federated Department Stores and Target Corporation, with Levi, Strauss & Co., as well as retail consultant roles with McKinsey & Company and Walker K. Levy Associates.
Public Company Boards
None
Other Information
She is a seven-year member of the Board of Directors of Juma Ventures, a non-profit that strives to break the cycle of poverty for underserved youth across America.
She received a Bachelor of Arts in Economics from Spelman College, and a Master of Business Administration from Harvard Business School.
Skills and Qualifications Relevant to Service on our Board
•
Developed significant marketing and brand management expertise, including in driving brand awareness and demand generation as well as leading technology and data-driven consumer marketing, through more than 35 years in B2B technology marketing and retail/wholesale industry consulting, merchandising and planning.

•
Early career focused on retail industry matters, including serving as a retail consultant for national and global brands, as well as a merchandiser, buyer, and brand manager. At Noodle.ai, she drove brand awareness and revenue generation for a high-growth supply chain software company targeting global consumer packaged goods companies.

•
Has had recent involvement in strategic planning and other executive management matters at LinkedIn, and operated as a member of the C-suite at Noodle.ai, including quarterly board meeting presentations with the private equity-led board.

•
At SAP, she spent five years as the digital marketing lead for the SAP Community Network, an online loyalty community of over 2 million customers undertaking various stages of large-scale digital transformations through SAP software implementations, thereby developing familiarity with various stages of the customer experience in such projects.

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JEFFREY R. YORK, Independent Director
Age: 60 Director Since: Nov. 2010 Committees • Audit and Risk (from Nov. 2014 to June 2021, and since July 2022) • Compensation (Nov. 2019 to July 2022)

Career Highlights
Since June 2020, serves as Special Advisor to Sobeys, Inc., the second largest food retailer in Canada with over 1,500 stores operating across Canada under a variety of names.
June 2020 to January 2024, served as Partner, Farm Boy Stores Inc., a Canadian specialty grocery retailer.
Nov. 2009 to June 2020, served as Co-Chief Executive Officer and President of Farm Boy, Inc.
1989 to 2009, served in various roles at Giant Tiger Stores Ltd., a Canadian extreme value discount store chain, including as President and Chief Operating Officer (1999 to 2009).
1986 to 1989, served with Ward Mallette, Chartered Accountants, where he obtained a chartered accountant/CPA designation.
Public Company Boards
None
Other Information
Mr. York currently serves as Chairman and a member of the Boards of Directors (and the Audit Committee) of the following Canadian public companies: Braille Energy Systems, Inc. (TSX-V: BES), a manufacturer of race car batteries and other energy storage devices; Stria Lithium (TSX-V: SRA), a junior mineral exploration company with lithium claims in Northern Quebec; and Focus Graphite (TSX-V: FMS), an advanced exploration and mining company.
He received a Bachelor of Arts in Economics from Princeton University.
Skills and Qualifications Relevant to Service on our Board
•
Developed extensive knowledge of the grocery and food retail industries, as well as extreme value discount retail, throughout his career spanning over 30 years in these areas.

•
Experienced in leading rapid growth in store count and sales evidenced by his accomplishments at both Giant Tiger Stores and Farm Boy.

•
Possesses substantial executive management expertise, with particular experience in developing corporate strategy, oversight of supply chain and logistics matters for fresh food deliveries, distribution centers and business operations.

•
Financial and accounting expertise through being a Canadian certified public accountant and serving on the audit committees of other boards.

•
Canadian public company director roles provides relevant governance, compensation, additional financial and strategic oversight experience.

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Class III Directors with Terms Expiring in 2025
CAREY F. JAROS, Independent Director
Age: 46 Director Since: Sept. 2020 Committees • Compensation (since July 2022) • Audit and Risk (Sept. 2020 to July 2022)

Career Highlights
Since Oct. 2014, she has served in various executive positions at GOJO Industries, Inc., a global manufacturer of hand hygiene and surface disinfecting products and the maker of PURELL® brand Hand Sanitizer, including as President and Chief Executive Officer (since Jan. 2020), Chief Operating Officer (July 2018 to Jan. 2020), Chief Strategy Officer (May 2016 to July 2018), and a member of the Board of Directors of GOJO (since Feb. 2019). She also served as President of the private family office for GOJO’s owners, Walnut Ridge Strategic Management Company, and was a member of GOJO’s Board of Directors, and a Board Director for several other portfolio companies, while in that role (Oct. 2014 to Apr. 2016).
From Apr. 2011 to Oct. 2014, she was employed at Dealer Tire, a tire and parts distributor for automotive OEMs and Dealers, as Vice President, OEM Programs (Feb. 2014 to Oct. 2014) and Vice President, Strategy, Business Development and Finance (Apr. 2011 to Feb. 2014).
June 2000 to Apr. 2011, she served in various roles at Bain and Company, a management consulting firm, including Senior Manager where she led consulting projects in retail and consumer products.
Public Company Boards
None
Other Information
Ms. Jaros is a past board member of ESOP ACRT Services Inc. and has been a board member and advisor to more than a half-dozen private companies, including edtech startup WISR Inc. and personal care startup Aunt Flow.
She received a Bachelor of Arts in Law & Public Policy from Brown University, and a Master of Business Administration from Harvard Business School.
Skills and Qualifications Relevant to Service on our Board
•
Possesses substantial executive management expertise on a broad range of management topics, including developing corporate strategy, recruiting and developing a senior executive team, assessing emerging industry trends as well as optimizing business operations.

•
Developed extensive knowledge as a global consumer and industrial products leader throughout her career. At GOJO, the PURELL omnichannel and consumer business directly reports to her, including sales to all U.S. retailers and through e-commerce. At Bain, she spent more than 10 years primarily advising retail, consumer products and industrial sectors, including numerous public and private companies involved in food manufacturing and production.

•
Oversees direct reports leading brand and consumer marketing since 2016 at GOJO, including responsibility for the marketing organization and leadership of brand strategy matters.

•
Led a massive supply chain systems redesign following the COVID pandemic, including facilities, systems and equipment, to drive high-growth by more than doubling global production in a short time across North America and Europe. Redesign and scaling the business for significantly higher demand included overseeing the implementation of significant automation technology, including a state-of-the-art material handling system for distribution operations and similar to what is used

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by major retailers and distributors in retail and consumer goods industries.
•
Developed financial and accounting expertise through executive roles, including debt restructuring and refinancings, and previously was determined by our Board to be an audit committee financial expert during her service on our Audit and Risk Committee.

•
Is a member of GOJO’s sustainable value steering team, and serves as co-sponsor of GOJO’s DEI team that drives its strategy.

•
Private board service and advisory roles provide additional governance, compensation and strategic oversight experience.

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ERIC J. LINDBERG, JR., Chairman of the Board
Age: 53 Director Since: Jan. 2006 Chairman Since: Jan. 2023 Committees: None

Career Highlights
1996 to 2022, served various positions at Grocery Outlet and its predecessor, including as Chief Executive Officer (Jan. 2019 to Dec. 2022) and Co-Chief Executive Officer (Jan. 2006 to Dec. 2018).
Public Company Boards
None
Other Information
He received a Bachelor of Arts in Economics from Hampden-Sydney College.
Skills and Qualifications Relevant to Service on our Board
•
Possesses significant experience in the retail and consumer packed goods industries, garnered over his 26-year tenure with us, including 17 years as CEO or co-CEO. From 2000 to 2022, active member of the GMA/FMI (Grocery Manufacturers of America/Food Marketers Institute) and member of CGA board- (California Grocers Association 2014-2019).

•
Proven executive manager, including long service to Grocery Outlet as a private company and then as a public company following our IPO in June 2019. Eric’s 17-year run as co-CEO and CEO was transformative for Grocery Outlet. Under his leadership, Grocery Outlet grew its store base from 123 to 441 stores, or 259%, and revenues from $612.6 million to $3.58 billion, or 484%, and developed a bi-coastal store footprint. He led sharing our vision and strategy in the IPO and thereafter in developing key stockholder relationships.

•
Eric’s deep knowledge of our operations, finances, strategies and industry facilitates a strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency. As our leading executive, he implemented fundamental strategic initiatives that enhanced our differentiated model for buying and selling, and strengthened our relationships with entrepreneurial Independent Operators that run our stores, combining to deliver a “WOW!” shopping experience. In his current oversight role, his unique insights on future strategy and initiatives will continue to be invaluable to our Board.

•
Exhibited strong growth focus across all macroeconomic cycles, as demonstrated by our pattern of positive comparable store sales growth and healthy gross margin rates. For example, our comparable store sales increased for 19 out of 20 years through fiscal 2022.

•
Long-standing role with our Board and management allows him to provide a unique perspective regarding oversight of enterprise risk management, including focusing on the most critical risks and evaluating risk mitigation activities.

•
Has alignment with our other stockholders due to his 3.3% ownership of the Company.

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ROBERT J. SHEEDY, JR.
Age: 49 Director Since: Jan. 2023 Committees: None

Career Highlights
Since April 2012, served various positions at Grocery Outlet and its predecessor, including as President and Chief Executive Officer (since Jan. 2023), President (Jan. 2019 to Dec. 2022), Chief Merchandise, Marketing & Strategy Officer (Apr. 2017 to Dec. 2018), Chief Merchandise & Strategy Officer (Mar. 2014 to Apr. 2017) and VP, Strategy (Apr. 2012 to Feb. 2014).
2005 to 2012, served various positions at Staples Inc., an office supply company, most recently as its Vice President, Strategy.
Public Company Boards
None
Other Information
He received a Bachelor of Arts in Economics and Engineering from Dartmouth College, and a Master of Business Administration from Harvard Business School.
Skills and Qualifications Relevant to Service on our Board
•
Strong executive leadership experience at public companies in retail, with particular expertise in strategy, marketing and merchandising.

•
Recently selected to lead Grocery Outlet into the next chapter of growth due to his significant experience and expertise in the grocery and retail industries, his deep knowledge of our business through his varied leadership roles, and his long-term strategic approach. As our President and CEO, he is responsible for our strategic direction and operational leadership, and has extensive knowledge of the day-to-day operations of our business. His leadership style exemplifies our culture and values—he is passionate about the business, and his relentless pursuit of excellence resonates with and inspires our team and our Independent Operators.

•
Possesses significant marketing and brand management expertise from multi-year leadership of our centralized marketing efforts, including our recent focus on online and digital marketing, and supporting Independent Operator marketing efforts.

•
In his roles as President and strategy leader, he implemented our significant growth initiatives and investments that have laid a solid foundation for future expansion, including productivity improvements through both operational initiatives and digital transformation projects.

•
RJ was promoted four times prior to his recent appointment, and he can provide unique insights on our human capital management program. He values the importance of our employee development strategic initiative, including our culture of mentoring and coaching. Due to the uniqueness of our business model, we prioritize growing talent internally and investing resources to develop our employees’ skill sets and career within our organization.

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Class I Directors with Terms Expiring in 2026
KENNETH W. ALTERMAN, Independent Director
Age: 67 Director Since: Feb. 2011 Committees • Compensation (Chair, since Nov. 2019; Member, since Nov. 2014)

Career Highlights
Dec. 2002 to Jan. 2022, served various positions at Savers, Inc., a retail thrift store chain, including as Executive Adviser (Jan. 2017 to Jan. 2022), President, Chief Executive Officer and a director (Jan. 2004 to Jan. 2017) and Vice President and General Manager (Dec. 2002 to Dec. 2003).
Previously, for 20 years, he worked at Pepsi Bottling Group, most recently as Director of Bottlers Operations and Washington State Market Unit General Manager.
Public Company Boards
None
Other Information
He has served and continues to serve as a board member and board advisor of various private companies, including Essex Technology Group, LLC (d/b/a Bargain Hunt), a discount retailer across a wide variety of products.
He received a Bachelor of Science in Chemical Engineering from Clarkson University.
Skills and Qualifications Relevant to Service on our Board
•
Developed extensive knowledge of the discount retail industry throughout his career, including from employment and director roles.

•
Focused marketing and brand management experience at Pepsi, with oversight on brand roll outs and product acquisition integration, as well as from his leadership role at Savers, which heavily focused on discount marketing.

•
Possesses substantial executive management expertise, with particular experience in developing corporate strategy and assessing emerging industry trends and business operations, from his 18 years of leadership at Savers.

•
Relevant supply chain and logistics experience from his responsibility for distribution of Pepsico beverages in the U.S. and Canada, as well as overseeing the global distribution of Savers products.

•
Private board service and advisory roles provide relevant governance, compensation and strategic oversight experience.

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JOHN (“JEB”) E. BACHMAN, Independent Director
Age: 68 Director Since: Nov. 2019 Committees • Audit and Risk (Chair, since Nov. 2019)

Career Highlights
Since 2015, has been an outside director for various public companies since his retirement.
1978 to 2015, former Certified Public Accountant at the global accounting firm, PricewaterhouseCoopers LLP, most recently as a partner (1989 to 2015). At PwC, Mr. Bachman served for six years (2007 to 2013) as the Operations Leader of the firm’s U.S. Assurance Practice with full operational and financial responsibility for this $4 billion line of business, which included the firm’s audit and risk management practices. Prior to this role, Mr. Bachman served for three years as the firm’s U.S. Strategy Leader (2004 to 2007) where he was responsible for strategic planning across business units, geographies and industries. Mr. Bachman also served as an audit partner for over 25 years for companies in the industrial manufacturing, financial services, publishing, healthcare and other industries.
Public Company Boards
Current
None

Prior
The Children’s Place Inc. (Mar. 2016 to Mar. 2024), an omni-channel children’s specialty retailer, with a global retail and wholesale network. Nasdaq: PLCE
•
Audit (Chair, May 2017 to Mar. 2024; Member, Mar. 2016 to Mar 2024)

•
Corporate Responsibility, Sustainability & Governance (f/k/a Nominating and Corporate Governance) (2019 to 2023)

Recharge Acquisition Corp (2020 to 2022), a blank check company (also known as a special purpose acquisition company), including as Chair of the Audit Committee and a member of the Compensation Committee. Nasdaq: RCHG
Wex Inc. (2016 to 2021), a global provider of payment solutions, including as a member of the Audit Committee and Finance Committee. Nasdaq: WEX
SCANA Corporation (2018 to 2019), an electric and natural gas utility company, including as a member of the Special Litigation Committee. NYSE: SCG

Other Information
He received a Bachelor of Science in Business Administration from Bucknell University, and a Master of Business Administration from Harvard Business School.
Skills and Qualifications Relevant to Service on our Board
•
Extensive financial and accounting expertise, as well as business strategy, internal controls, financial reporting and enterprise risk oversight experience, from serving as a partner (as a former Certified Public Accountant) and in leadership roles for one of the world’s largest accounting firms. In addition, he has served as Chair of our Audit Committee since Nov. 2019, as well as the Audit Committee and Finance Committee of numerous other public companies in recent years. He has been determined by our Board to be an audit committee financial expert.

•
Possesses public company director experience through his substantial board and board committee service in recent years

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for companies in a variety of industries, including an omnichannel retailer.
•
Through many years of senior leadership at PwC, he has deep experience in operations, finance, risk management and strategic planning of a large, complex organization.

•
Has retail experience through his lengthy board and board committee service to The Children’s Place.

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THOMAS F. HERMAN, Independent Director
Age: 83 Director Since: 2004 Committees • Audit and Risk (Chair, Nov. 2014 to Nov. 2019; Member, since 2014) • Nominating and Corporate Governance (since Nov. 2020)

Career Highlights
2017 to 2021, Board member of Guckenheimer, a food management company, including as chairman of the Audit Committee.
June 2003 to Jan. 2004, President and Chief Operating Officer of Good Guys, Inc., a public company consumer electronics retailer.
2001 to 2003, co-founder and managing partner of Oak Harbor Partners, a boutique financial services firm.
Dec. 1998 to July 2001, Chief Executive Officer and President of Employment Law Learning Technologies, an online learning company focused on employment law.
1998 to 2001, co-founder of The Alamo Group, a real estate redeveloper of distressed assets.
1994 to 1998, Chief Executive Officer of American Fashion Jewelry, a mall-based jewelry retailer.
1989 to 1992, Chief Executive Officer of San Francisco Music Box Co., a global mall-based retailer of music boxes.
1987 to 1989, Chief Executive Officer of Grand Auto Inc., a public company automotive retailer.
1982 to 1987, he served in multiple roles at Lucky Stores, a high-growth, multi-division discount retailer that was a public company, including as Chief Executive Officer of Automotive Division (1982 to 1985) and Chief Administrative Officer (1985 to 1987)
1979 to 1982, Chief Executive Officer of Delta California Industries Inc., a multi-state transportation public company.
Public Company Boards

Current None Last Five Years None
Prior
Good Guys, Inc. (2002 to 2004), including as Chair of Audit Committee and member of Compensation Committee. Nasdaq: GGUY
Crdentia (2003 to 2006), a provider of healthcare staffing services in the United States, including as a member of the Audit Committee. OTC Bulletin Board

Other Information
He taught finance for 10 years in the Master of Business Administration program at St. Mary’s College, among other finance teaching positions.
He received a Bachelor of Arts in Political Science from University of Oregon, and a Master of Business Administration from University of California, Berkeley.

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Skills and Qualifications Relevant to Service on our Board
•
Possesses significant executive retail experience from his long career that included numerous management positions for retail companies of significant complexity and scale, including certain high-growth companies.

•
Through many years of service as Chief Executive Officer and other senior management roles, he led numerous M&A, financing, supply chain, human resources, and strategic development and repositioning matters.

•
Historical public company board experience, which led to his initial appointment to our Board and continuing leadership role.

•
Deep financial and accounting expertise, including serving as the chair or member of the Audit Committees of many public companies, and as the former Chair and continuing member of our Audit and Risk Committee for nine years. Further, he taught finance courses in college for many years. He has been determined by our Board to be an audit committee financial expert.

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ERIK D. RAGATZ, Lead Independent Director

Age: 51
Director Since: Oct. 2014
Lead Independent Director Since: Jan. 2023
Former Chairman: Oct. 2014 to Dec. 2022
Committees
•
Compensation (since Nov 2014)

•
Nominating and Corporate Governance (Chair, June 2019 – Feb 2023; Member, since June 2019)

Career Highlights
Since Sept. 2001, served various positions at Hellman & Friedman LLC, a global private equity firm focused on investing in high-quality, growth-oriented business, including as Senior Advisor (since Feb. 2023), Partner (Jan. 2008 to Feb. 2023), and Director/Principal (Sept. 2001 to Dec. 2007).
Prior, served in various positions at Bain Capital, LP, a global private equity firm, and Bain & Company, a global management consultancy.
Public Company Boards

Current
Snap One Holdings Corp. (since Aug. 2017), a leading omnichannel supplier of connected home products and solutions to home integrators. Nasdaq: SNPO (since July 2021)
•
Chairman (since Aug. 2017)

•
Nomination and Governance Committee Chairman (since July 2021)

•
Compensation Committee Chairman (Aug. 2017 – July 2021), Member (since July 2021)

Prior LPL Financial Holdings, Inc. (2009 to 2012), a leading provider of brokerage and investment advisory services. Nasdaq: LPLA

Other Information
Mr. Ragatz also serves on several boards and board committees of other companies:
•
Since July 2021, At Home Group, Inc., a leading omnichannel home décor value retailer, including serving as Executive Chairman (since Nov. 2023) and a member of the Compensation Committee (since July 2021), and previously as Lead Independent Director (July 2021 to Nov. 2023).

•
Since Oct. 2023, The New Leaf Company BV (dba Superplum), an early-stage agri-tech business, including serving as Chairman.

•
Since Feb. 2024, And Go Concepts, LLC (dba Salad & GO), a disruptive quick service restaurant on a mission to make fresh, nutritious food convenient and affordable to all.

He previously served on additional private company boards of H&F, including board leadership roles, in the following industries: auto collision repair (2014 to 2023), building products manufacturing and distribution (2010 to 2020), HVAC manufacturing and distribution (2008 to 2012), healthcare services (2007 to 2011), and energy generation (2004 to 2005).

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He received a Bachelor of Arts in Economics from Stanford University, and a Master of Business Administration from Stanford University Graduate School of Business.
Skills and Qualifications Relevant to Service on our Board
•
Developed significant strategic and operations expertise for retail, supply chain and logistics matters through leading H&F’s efforts to invest in high-growth global companies in the consumer, retail and industrial sectors, and taking leadership roles on the boards and board committees of the relevant portfolio companies for over 20 years.

•
Strong other public company director experience through his board and board committee service at Snap One and LPL Financial, and together with his significant private company director experience, he has a unique expertise in corporate governance. His significant leadership roles on boards outside of our Board include serving as Chairman or Lead Independent Director of six companies (including one public company), Chair of the Compensation Committee of three companies, Chair of the Audit Committee of three companies (including one public company) and Chair of the Nominating and Corporate Governance Committee of one public company. This breadth of experience and expertise leading boards and board committees enables him to provide critical insights in overseeing and partnering with management of high-growth companies.

•
Through serving as Chairman or a member of numerous Audit Committees of public and private companies, being a senior leader on H&F’s investment team and leading H&F’s macro-economic research and forecasting, he has significant finance, accounting and financial reporting expertise, including for retail and high-growth companies.

•
His knowledge and expertise regarding enterprise risk oversight for high-growth companies was developed through his public and private company board roles, as well as having responsibility for the full lifecycle of the investing process at H&F, including sourcing ideas, negotiating transactions, raising capital, establishing governance procedures, partnering with executives to grow their businesses and ultimately selling the investments.

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Board Leadership Structure—Former CEO Serving as Chairman of the Board with Empowered Lead Independent Director
Mr. Lindberg was appointed as our Chairman of the Board effective December 31, 2022. The Board believes that Mr. Lindberg’s significant experience as our former Chief Executive Officer and detailed knowledge of our operations, finances, strategies and industry facilitates a strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency.
Concurrent with Mr. Lindberg’s appointment as Chairman, the Board appointed Mr. Ragatz (who previously served as Chairman since October 2014) to the role of Lead Independent Director. Our Corporate Governance Guidelines provide that our independent directors will elect a Lead Independent Director whenever the Chairman is not an independent director. Our Board believes that an effective Lead Independent Director, such as Mr. Ragatz, who has significant and clearly delineated responsibilities as set forth in our Corporate Governance Guidelines and significant experience after serving as our Chairman of the Board, ensures strong, independent oversight of management and promotes effective governance and Board efficiency. Mr. Ragatz qualifies as an independent director under applicable rules and regulations of the SEC and Nasdaq. Further, the Committees consist solely of independent directors and provide significant oversight and leadership of key Board functions.
Key Responsibilities of Lead Independent Director
ERIK D. RAGATZ
Erik D. Ragatz
•
Preside over all meetings of the Board at which the Chairperson and CEO are not present

•
Request the inclusion of certain materials for Board meetings

•
Collaborate with the Chairperson and CEO on Board meeting agendas

•
Collaborate with the Chairperson and CEO in determining the need for special meetings of the Board

•
Serve as the Board liaison to the CEO to give guidance and/or feedback

•
Regularly consult with the Chairperson and the CEO regarding the Company’s strategy and key operational matters

•
Be available to meet with major stockholders of the Company as appropriate

•
Develop topics and lead Board discussion in executive sessions of the independent directors

•
Provide leadership and serve as temporary Chairperson of the Board or CEO in the event of the inability of the Chairperson or CEO to fulfill such role due to crisis or other event or circumstance which would make leadership by existing management inappropriate or ineffective, in which case the Lead Independent Director shall have the authority to convene meetings of the Board or management

•
Call meetings of independent directors when necessary

•
Recommend to the Board, in concert with the chairs of the respective Committees, the retention of consultants and advisors who directly report to the Board

•
Perform such other responsibilities as may be designated by the Board from time to time

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Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which describe the principles and practices that our Board will follow in carrying out its responsibilities. These guidelines cover a number of policies and practices, including certain matters described under “Proxy Summary—Governance Principles.” Additionally, these guidelines address:
•
the role and responsibilities, size and composition of the Board;

•
the independence of directors;

•
the selection of Chairman of the Board and the Lead Independent Director;

•
potential and actual conflicts of interest;

•
consideration of matters impacting director service, including a change in present job responsibility;

•
director orientation and continuing education;

•
the conduct of Board meetings;

•
standing Committees;

•
expectations of directors;

•
management succession planning;

•
Board compensation;

•
communications with stockholders and non-employee directors; and

•
the process for evaluating Board performance.

A copy of our Corporate Governance Guidelines is available on our website at https://investors.groceryoutlet.com under the “Corporate Governance” section.
Board and Committee Meetings and Annual Meeting Attendance
The Board and its Committees meet throughout the year at regularly scheduled meetings and also hold special meetings as needed. Additionally, they act by unanimous written consent when needed and appropriate. During the Fiscal Year 2023, there were five meetings of the Board, eight meetings of the Audit and Risk Committee, five meetings of the Compensation Committee and five meetings of the Nominating and Corporate Governance Committee. Each of our current directors attended over 90% of the aggregate meetings of the Board and its Committees on which they served during Fiscal Year 2023.
In addition, our independent directors regularly meet in executive session, without management present. The Lead Independent Director chairs these executive sessions of independent directors. Our fully independent Committees also regularly meet in executive session (chaired by the respective Committee Chair).
We strongly encourage our directors to attend our annual meetings of stockholders. Ten of our then eleven directors attended our 2023 annual meeting of stockholders.
Board Member Commitment Outside of the Boardroom
In addition to preparation for and attendance at regular and special meetings, our directors stay regularly informed on recent developments and current events affecting our business or industry through postings and other communications (from management, company advisors and other third party sources). They also participate in ad hoc meetings with management, special committees, certain meetings with investors and site visits to our stores from time to time.
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Board and Committees’ Role in Risk Oversight
Our Board and its Committees have extensive involvement in overseeing the Company’s risk management through their activities, some of which are noted below. We believe that the leadership structure of our Board and Committees provides appropriate risk oversight.
Full Board
•
General risk management oversight, including strategic, operational, financial and legal risks

•
Joint leadership with management regarding crisis management and disaster recovery activities

•
Reviews and approves annual business plan, including strategy and liquidity, and reviews long-term strategy, including its three primary pillars (strengthening our core business model, evolving our business and expanding our footprint)

•
Reviews capital allocation strategy, including acquisitions, financing/debt transactions and share repurchase program

•
CEO and executive team succession planning

•
CEO performance review and CEO target compensation (independent members of the Board only)

Audit and Risk Committee
•
Oversees enterprise risk management and reviews key findings and strategies to mitigate identified risks

•
Oversees significant financial risk exposures, including liquidity, legal, regulatory and other contingencies

•
Regularly reviews reports from the Company’s legal, regulatory and compliance functions, including ethics hotline

•
Regular oversight and consultations with the independent registered public accounting firm

•
Oversight of the internal audit function

•
Oversees cybersecurity risk management and reporting

Compensation Committee
•
Annually reviews whether any compensation programs encourage excessive risk taking, as well as risk mitigation policies and considerations

•
Oversees human capital management, including talent acquisition, equity, diversity and inclusion, and any human capital risks identified in the enterprise risk management process

Nominating and Corporate Governance Committee
•
Considers any governance risks identified in in the enterprise risk management process

•
Review and approval of Securities Trading Policy

•
Responsible for oversight of sustainability, and risks and opportunities related to ESG

Enterprise Risk Management Process. Our Audit and Risk Committee oversees our approach to enterprise risk management, which is designed to work across our business to identify, assess, govern and manage risks (including all strategic, operational, compliance and financial risks across the organization) and our response to those risks. The Senior Director of Corporate Internal Audit & Enterprise Risk, who reports functionally and administratively to our Chief Financial Officer and directly to the Audit and Risk Committee, leads an annual risk assessment process. Through this process, risks are identified through a series of interviews and questionnaires, and then prioritized based on quantitative and qualitative factors that consider the likelihood and impact of the risk on our operations, current objectives and long-term strategies. Senior management aligns on critical risks and then identifies risk owners among the executive leadership team and a Board or a Committee for oversight. Less critical risks are subject to various levels of internal monitoring. Overall results are reported to and discussed with the Audit and Risk Committee annually and more frequently based on the materiality of specified risks. The Audit and Risk Committee provides updates to the Board, at least annually, on such review.
Cybersecurity, Data Privacy and Data Security. We consider cybersecurity to be an important issue affecting the enterprise both in terms of economic risk and reputational risk. Under the direction of our information technology department, we have implemented policies and controls in line with the requirements of the International Organization for Standardization and have assessed our cybersecurity maturity levels against the National Institute of Standards and Technology framework to
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set appropriate standards and guidelines. We monitor and remediate threats through our managed detection and response, and our vulnerability management programs. We provide regular employee communications and mandatory training, periodically review our incident response and breach notification plan, and leverage third-party expertise for testing, assessments and improvements. We have an onboarding and periodic security review process of all third party vendors who have or will have access to our confidential information. We also have established business continuity disaster recovery plans that are designed to limit downtime and data loss in the event of a security breach. As we have increased our remote workforce in recent years, the Audit and Risk Committee and management have focused on enhancing the security of remote access with trusted devices, endpoint security controls and infrastructure resiliency.
We have a written incident response plan that is implemented by our cybersecurity incident response team, comprised of members of our information security, legal, human resources, finance and communications teams, and whose function is to respond to any such incident, define and seek to control the extent of the incident, assess and take reasonable actions intended to remediate any damage caused, and implement measures designed to prevent future reoccurrences. The materiality of any cybersecurity incident is evaluated by senior management, including the legal and finance departments, and, in certain circumstances by our third-party advisors. We periodically perform simulations (referred to as “tabletop exercises”) at a management level with external resources and advisors.
We carry cyber risk insurance that is intended to provide protection against a breach or other data security incident (see our risk factors in our 2023 Annual Report relating to cybersecurity and cybersecurity insurance).
Compensation Risk Analysis. The Compensation Committee reviews management’s annual assessment of our compensation programs and policies for our executive officers as well as for our other employees to determine whether those programs and policies encourage excessive risk taking that are reasonably likely to have a material adverse effect on our Company. Our compensation policies and practices (including those for our NEOs described in more detail under “Compensation Discussion and Analysis” below) balance short- and long-term performance goals and award vehicles, as well as the mix of the cash and equity components. Further, our most significant programs are overseen by the Compensation Committee, directly or through delegation of authority, and have strong risk mitigants, including market-based benchmarking throughout the organization and reasonable payout caps and, for our executives and directors, our clawback policies and stock ownership guidelines. Based upon this review, the Compensation Committee believes the elements of our compensation programs and policies do not encourage unnecessary or excessive risk-taking that are reasonably likely to have a material adverse effect on us.
Annual Board and Committee Self-Evaluations
The Board is committed to a thorough annual self-assessment process led by the Chair of the Nominating and Corporate Governance Committee (which process may from time to time include the engagement of a third-party consultant). This process is used as an important tool to promote Board effectiveness and continuous improvement. This self-assessment process involves filling out detailed questionnaires and having an individual meeting with the Chair of the Nominating and Corporate Governance Committee which elicits each director’s input regarding various board and committee effectiveness topics such as stewardship and board/committee dynamics. Through this process, areas where the Board functions effectively and areas where the Board believes it can improve are identified and discussed. Improvement opportunities generally are assigned to develop and drive action plans.
Committees of the Board
The standing Committees of our Board include: the Audit and Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The composition and responsibilities of each standing Committee are described below, as well as above under “Board and Committees’ Role in Risk Oversight”. Members serve on Committees until their resignation, retirement or other termination of service, or until otherwise determined by our Board. Current copies of the charters for each of these Committees are available on our website at https://investors.groceryoutlet.com, under the “Corporate Governance” section.
The following table sets forth the standing Committees and their Chairs and members as of the date of this Proxy Statement. Neither Mr. Lindberg nor Mr. Sheedy serve on any standing Committees.
In early 2023, Ms. Haben was appointed Chair of the Nominating and Corporate Governance Committee, replacing Mr. Ragatz.
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# Committee Composition

| | Audit and Risk Committee | Compensation Committee | Nominating and Corporate Governance Committee |
|---|---|---|---|
| Kenneth W. Alterman | | Committee Chair | |
| John E. Bachman (Financial Expert) | Committee Chair | | |
| Mary Kay Haben | | | Committee Chair |
| Thomas F. Herman (Financial Expert) | Member | | Member |
| Carey F. Jaros | | Member | |
| Gail Moody-Byrd | Member | | |
| Erik D. Ragatz | | Member | Member |
| Jeffrey R. York | Member | | |

Committee Chair  Member  Financial Expert

Audit and Risk Committee.   The Audit and Risk Committee is solely and directly responsible for the appointment, compensation, retention, oversight of the work and termination, if any, of our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte & Touche” or “Deloitte”). The additional primary responsibilities of the Audit and Risk Committee are to provide assistance to the Board regarding:
•
oversight of the quality and integrity of the Company’s financial statements, including the oversight of the Company’s accounting and financial reporting processes (including relating to internal control over financial reporting and disclosure controls and procedures) and review of reports filed or furnished to the SEC that include financial statements or results;

•
review and assessment of the independent registered public accounting firm’s qualifications, planned audit procedures performance and independence;

•
oversight of the Company’s legal and regulatory compliance related to financial reporting and internal controls;

•
oversight of the Company’s corporate compliance program, including the Code of Business Conduct and Ethics (the “Code of Ethics”), and investigations of possible violations thereunder;

•
oversight of the Company’s framework and approach to enterprise risk management, and the identification of risks and risk mitigating activities;

•
the preparation of the Audit and Risk Committee report included in our proxy statements, as well as the review of related disclosures in such proxy statements;

•
review of the work plan, staffing and performance of the Company’s internal audit function, including regarding internal control testing;

•
review of the Related Persons Transactions Policy and review and, if appropriate, approval of proposed related person transactions in accordance with such policy;

•
review and oversight of the Company’s significant insurance policies; and

•
other responsibilities noted in the Audit and Risk Committee report included in this Proxy Statement.

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The Board has determined that each of Messrs. Bachman and Herman qualifies as an audit committee financial expert under SEC rules, and that each member of the Audit and Risk Committee has sufficient knowledge in reading and understanding financial statements to serve on such Committee.
Compensation Committee.   The primary responsibilities of the Compensation Committee are to provide assistance to the Board regarding:
•
being solely and directly responsible for the engagement, qualifications, scope of work, performance, independence and fees of the Compensation Committee’s independent compensation consultant;

•
evaluating, with the assistance of the President and CEO, the performance of the executive officers (other than the CEO);

•
annually determining the appropriate peer group and survey data in connection with evaluating executive compensation and benefits;

•
approval of the compensation program and target compensation of the Company’s executive officers (other than the CEO) and recommending to the full Board the compensation program and compensation of the non-employee members of the Board;

•
considering on an annual basis an assessment of whether risks arising from the Company’s compensation policies and practices for all employees, including non-executive officers, are reasonably likely to have a material adverse effect on the Company;

•
monitoring or administering incentive and equity-based compensation plans;

•
reviewing and approving stock ownership guidelines for directors and executive officers and “clawback” policies of the Company;

•
review any compensation-related disclosures in our proxy statements, including reviewing and discussing with management our “Compensation Discussion and Analysis” and producing the Compensation Committee Report included in our proxy statements, and reviewing any stockholder proposals related to such matters; and

•
overseeing certain matters related to human capital management.

The Board has determined that each member of the Compensation Committee qualifies as a non-employee director under applicable rules and regulations of the SEC.
To the extent permitted by applicable law and the Nasdaq rules, the Compensation Committee may delegate its responsibilities to a subcommittee and may authorize members of our Human Resources department to carry out certain administrative duties regarding our compensation programs. Pursuant to delegated authority from the Compensation Committee, the Committee Chair and the President and Chief Executive Officer approve certain equity awards for non-executive officer employees, subject to specified limitations.
For Fiscal Year 2023, the Compensation Committee determined to re-engage Korn Ferry as its independent consultant. In connection with such engagement, the Committee reviewed the independence of Korn Ferry based on the factors specified by Nasdaq as well as other factors it deemed relevant, and any potential conflicts of interest raised by the work of Korn Ferry. In Fiscal Year 2023, management engaged Korn Ferry for consulting services regarding certain non-executive compensation matters. The fees for those services were less than $120,000. The Committee determined that there were no conflicts of interest raised by Korn Ferry’s work for management. For information on the processes and roles for determining compensation, including the role of the Compensation Committee’s independent consultant, Korn Ferry, and the role of our President and Chief Executive Officer, in the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” below.
Nominating and Corporate Governance Committee.   The primary responsibilities of the Nominating and Corporate Governance Committee are to provide assistance to the Board regarding:
•
developing and recommending to the Board a set of corporate governance principles applicable to the Company, including reviewing key governance policies of the Company (including the Corporate Governance Guidelines and Code of Ethics) and monitoring or administering such policies as specified therein;

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•
identifying and evaluating individuals qualified to become directors (including candidates nominated or recommended by stockholders), consistent with the criteria approved by the Board and set forth in Company policies, and recommending to the Board the director nominees for the next annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;

•
reviewing director independence;

•
evaluating the composition the Board and considerations related to director succession planning;

•
reviewing Committee membership and Board and Committee leadership roles and succession planning for such roles;

•
overseeing the annual evaluation of the Board and its Committees;

•
reviewing any governance-related disclosures in our proxy statements and reviewing any stockholder proposals related to such matters;

•
reviewing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to the Company’s business of ESG issues, and the Company’s public reporting on these topics;

•
oversight of management and director engagement with stockholders relating to ESG; and

•
review and approval of policies relating to compliance with securities laws and security trading by the Company’s directors, officers and other employees.

Stockholder Engagement
Our Board and management value the opportunity to engage with our stockholders and prospective stockholders to better understand and focus on the priorities that matter most to them, and to foster consistent and constructive dialogue. Periodically, our Investor Relations team, certain members of management and our Lead Independent Director proactively initiate investor outreach efforts through requested meetings with stockholders. Additionally, throughout the year, our Investor Relations team and leaders of our business proactively engage with our stockholders to seek their input, to remain well-informed regarding their perspectives and help increase their understanding of our business, industry and long-term strategy. In early Fiscal Year 2024 we reached out to our major investors and were able to engage with stockholders representing a majority of our issued and outstanding shares regarding ESG topics. The feedback received from our stakeholder outreach efforts is communicated to and considered by our Board and Board Committees, and our engagement activities have produced valuable feedback that helps inform our decisions and our strategy, where appropriate. The Board also receives regular reports from management regarding investor sentiment, institutional investor voting and governance policies, and trends in stakeholder issues, which informs the Board’s ongoing evaluation of appropriate governance and other practices.
Communications with the Board of Directors
Our Board welcomes correspondence from our stockholders. Stockholders may initiate in writing any communication with our Board, Board Chair or the Lead Independent Director by sending the correspondence to our General Counsel, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA, 94608. This centralized process assists our Board in reviewing and responding to stockholder communications in an appropriate manner. The General Counsel will initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party.
Our General Counsel will not forward communications that are not relevant to the duties and responsibilities of the Board, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
Our Environmental, Social and Governance Approach
At Grocery Outlet, we believe that our long-term success is naturally aligned with our ability to positively impact our communities, our people and our planet. Our mission of Touching Lives for the Better has been core to the business from the start, and fulfilling this purpose has resulted in positive environmental and social impacts throughout our 78-year history. We
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have developed a holistic ESG strategy that aligns with our unique model. In Fiscal Year 2022, we began the process of documenting the positive ESG benefits inherent in our business, and in Fiscal Year 2023 we published our inaugural ESG report which focused on the positive impact we have on our communities, people and planet. The seven key impact areas highlighted in the report are:
•
Saving Customers Money: Our discounts and bargains save customers money—an estimated 40% over conventional grocers on average—enabling them to save for life’s other expenses.

•
Providing Affordable Quality Food: We increase food access in our communities by providing customers with affordable quality food from trusted, name-brand suppliers.

•
Giving Back: We partner with our Independent Operators to give back to our communities by supporting local food banks, educational programs and other initiatives that uplift and empower those in need.

•
Providing Opportunities to Independent Operators: We create unique opportunities for Independent Operators to be local business owners and entrepreneurs.

•
Providing Opportunities for Employees: We focus on our values and culture, as well as our equity, diversity and inclusion initiatives, and help to create opportunities for our employees to grow and thrive.

•
Reducing Food Waste: Our opportunistic sourcing model enables us to reduce food waste in partnership with our suppliers and Independent Operators.

•
Improving Operational Efficiency: By improving operational efficiency, we strive to reduce our environmental impacts on energy use, food waste and carbon emissions.

Our ESG Steering Committee (whose membership includes senior management) meets quarterly to discuss our ESG initiatives, goals and progress. At the Board level, our Nominating and Corporate Governance Committee is responsible for overseeing (and regularly receives reports reflecting) matters of corporate responsibility, sustainability and other environmental, social and governance issues, as well as our public reporting regarding these topics. Our Board also receives regular reports on our progress from the Nominating and Corporate Governance Committee and, at least once per year, from management. To support our efforts in this area, we have engaged an outside ESG advisor and we plan to publish our second ESG report during Fiscal Year 2024.
We plan to continue to solicit periodic feedback from our stakeholders and in early Fiscal Year 2024 we were able to engage with stockholders representing a majority of our issued and outstanding shares. We discussed our ESG strategy and initiatives, and elicited feedback on our inaugural ESG report and ESG priorities.
Our Commitment to Human Capital Management
At Grocery Outlet, our mission is to Touch Lives for the Better. To do this, we work together to foster and enhance a culture grounded in talented and passionate people who live our values: entrepreneurship, integrity, achievement, family, service to others, diversity and fun. Our employees are at the heart of who we are and what we do. Our values translate into our human capital offerings to recruit, engage, develop, reward and retain employees who believe in our mission and emulate our values. As of the end of Fiscal Year 2023, we had 997 employees, 901 of whom were full-time and 96 of whom were part-time, including: (i) 516 of our employees at our corporate headquarters in Emeryville, California, and our Leola, Pennsylvania office, 158 of which were classified as field employees, (ii) 355 of our employees at our distribution centers, and (iii) 126 employees in our Company-operated stores.
BOARD INVOLVEMENT IN HUMAN CAPITAL MATTERS
Our Board and Committees provide oversight on human capital matters and risks including employee engagement, equity, diversity and inclusion (“ED&I”), talent development and succession planning. Our full Board provides oversight of our executive management, talent development, succession planning and talent acquisition, and has access to key leaders and other key talent throughout the organization through participation in Board and Committee meetings. Our Audit and Risk Committee provides oversight for enterprise risk management. Our Nominating and Corporate Governance Committee oversees the effectiveness of our governance and social responsibility policies, goals and programs. Our Compensation
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Committee provides oversight of our total rewards offerings for employees and conducts both a yearly compensation benchmarking assessment and yearly compensation risk assessment.
EMPLOYEE DEVELOPMENT
We seek to grow leaders at every level of our organization by creating a culture of mentoring and coaching. As part of our succession planning, we prioritize growing talent internally within our organization and invest resources to develop our employees’ skill sets and career paths. As an example, our current Chief Executive Officer, Robert J. Sheedy, Jr., joined Grocery Outlet in 2012 as our VP of Strategy and thereafter was promoted three times before becoming President and Chief Executive Officer in January 2023. Some of our offerings during Fiscal Year 2023 (offered virtually and, in some cases, in person) included:
•
Certification program opportunities, including offerings in personal growth and professional development;

•
Lunch and learn events, featuring a wide variety of personal development topics and industry speakers; and

•
Individual coaching for leadership development, and other leadership training on an ad hoc basis.

During Fiscal Year 2023, we promoted 79 corporate and field employees.
EMPLOYEE COMPENSATION AND BENEFITS
We provide compensation and comprehensive benefits designed to recruit and retain the talent necessary to advance our mission, meet our business goals and execute our long-term growth strategy. Our compensation components vary by employee level and include cash base compensation, cash bonuses, equity awards and a profit-sharing program. As part of our IPO, each of our then current employees, regardless of level, was granted an equity award which vested in one tranche in June 2023. Our generous and highly competitive health and welfare benefits programs during Fiscal Year 2023, available equitably to full-time employees, include:
•
Leading healthcare offered to employees, including medical, vision, dental, life insurance, accidental death and dismemberment, long-term disability, health savings accounts and wellness programs that encourage improved health while having fun;

•
Free access to financial planning/training and wellness education and health challenges;

•
Free access to on demand mental health support, providing confidential coaching and counseling;

•
A 401(k) and profit-sharing program available to all employees meeting eligibility requirements (See “Compensation Discussion and Analysis” below for further information); and

•
An education assistance program providing tuition reimbursement for eligible employees seeking to improve their job-related skills through additional education (subject to the conditions of the program). We also participate in the California Grocers Association Educational Foundation program to offer scholarships to employees, IOs and dependents.

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CULTURE AND EQUITY, DIVERSITY AND INCLUSION
We report annually on employment data, including ethnicity, in line with U.S. Equal Employment Opportunity Commission guidelines and we believe that a diverse and inclusive team is critical to our long-term business success and makes us a better company.
WORKFORCE DEMOGRAPHICS AS OF DECEMBER 30, 2023
Gender Breakdown
All Employees
Women	37%
Men	63%
Director & above roles
Women	37%
Men	63%
Racial and Ethnic Breakdown(1)
All Employees
Hispanic/Latino, Asian, Black/African America, Native Hawaiian/Other Pacific Islander, Multiracial, or American Indian/Alaskan Native	64%
White	36%
Director & above roles
Hispanic/Latino, Asian, Black/African America, Native Hawaiian/Other Pacific Islander, Multiracial, or American Indian/Alaskan Native	35%
White	65%

(1)
Racial and Ethnic data excludes employees who choose not to disclose or who left the field blank.

In Fiscal Year 2023, of the 79 promoted corporate and field employees, 49% were female and 46% were racially and ethnically diverse, excluding employees who chose not to disclose or left the field blank.
Additionally, and as part of our commitment to transparency, we are committed to disclosing our workforce diversity data (by gender, race and ethnicity) that we include in our consolidated EEO-1 report, beginning with 2024 data to be included in our ESG Report that will be published in 2025. We will at that time also make such EEO-1 report available on our Investor Relations website.
We have several employee resource groups (“ERGs”) that enhance our inclusive and diverse culture, including our overarching ED&I Council, our Black Partnership Network and our WOW! (Winning with Outstanding Women) Network. We also invite the launch of new ERGs with our ERG resource guide. We provide regular training and open employee discussions on diversity topics, including those relating to current events in our communities. In Fiscal Year 2023, we encouraged all employees to participate in an engagement survey, which included a set of ED&I questions. The questions were designed to measure employee beliefs and attitudes about the Company’s progress toward executing its ED&I strategy. We had a response rate of over 90% and the results highlighted both our successes and opportunities with respect to our ED&I practices. Also in Fiscal Year 2023, we provided and required unconscious bias training for all employees at the director or above level.
We have made concerted efforts to expand the diversity of our Board and our executive leadership. Currently, of the eight non-independent members of our Board, three are women, one member is Black and one of the chairs of the Board’s Committees is a woman. Our senior leadership team consists of sixteen individuals, four of whom are women, two of whom are Black, two of whom are Asian, one of whom is an Indigenous person, and one of whom is LatinX and part of the LGBTQ+ community.
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Corporate Governance and Board Matters
We will continue to focus on cultivating an inclusive and diverse corporate culture through continued education for all our employees, ERGs and talent development across our organization.
We strive to nurture and uphold an inclusive, diverse environment free from discrimination of any kind, including sexual or other discriminatory/harassing behavior. We do this by setting an appropriate tone at the top with an open-door policy and robust policies/procedures such as our Code of Ethics (which includes access to an anonymous hotline) as well as an internal audit function—all of which support compliance with regulations and ethical behavior. We conduct regular training on all of our corporate policies, including on our Code of Ethics and Securities Trading Policy, and on topics such as workplace harassment and cybersecurity.
COMMUNITY INVOLVEMENT
The commitment by Grocery Outlet to our communities extends well beyond our offices and storefronts. We pride ourselves on giving back to local communities. In Fiscal Year 2023, through a coordinated effort with our Independent Operators and suppliers involving food, cash and online donations, we held our 13th Annual Independence from Hunger food drive, which supported over 400 non-profit agencies and helped reduce food insecurity and food waste within the communities in which we operate. In the 13 years Grocery Outlet has run this food drive, we and our IOs have raised over $20 million to fight food insecurity.
As an additional part of our efforts to fight hunger and minimize food waste, for decades our IOs have partnered with local food bank organizations to donate food and other items that would have otherwise been thrown away. California law SB 1383 now formally requires, among other things, that we and our IOs in California donate a certain amount of edible food that would otherwise have been thrown away to food recovery organizations. Our IOs in California have adopted formal donor partner agreements to ensure that their regular donating activities meets the technical requirements of this new legislation.
COMPANY FOUNDATION
In 2011, we established the Touching Lives Foundation, a 501(c)(3) nonprofit organization. The Foundation’s purpose is to help people within the Grocery Outlet family (i.e. employees and immediate family members of Grocery Outlet or Independent Operators) who have financial need resulting from a catastrophic life event. The Foundation has covered expenses, among others, related to illness, funeral expense, emergency travel, temporary housing and relocation. The Touching Lives Foundation receives financial support from the Board members, management and employees of Grocery Outlet, Independent Operators, an annual corporate endowment from Grocery Outlet Inc., as well as outside donors.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics applicable to all employees, executive officers and directors that addresses legal and ethical issues that may be encountered in carrying out their duties and responsibilities, including the requirement to report any conduct they believe to be a violation of the Code of Ethics. The Code of Ethics is available under the Corporate Governance tab of our Investor Relations page of our website at https://investors.groceryoutlet.com. If we ever were to amend or waive any provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations with respect to any such waiver or amendment by posting such information on our Internet website set forth above rather than by filing a Current Report on Form 8-K.
Director Compensation
Pursuant to our Non-Employee Director Compensation Policy, cash and equity compensation is paid or granted, as applicable, to each member of our Board who is not an employee of us or any parent or subsidiary of us (each, a “non-employee director”).
Our Board (following benchmarking analysis from and consultation with Korn Ferry) approved an amendment to the non-employee director compensation policy effective as of January 1, 2023. In particular, (i) the annual cash retainer for the Chairman increased from $205,000 to $225,000 and (ii) an annual cash retainer was approved for the newly established role of Lead Independent Director.
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Corporate Governance and Board Matters
Non-Employee Director Cash Compensation
Under our non-employee director compensation policy in effect for Fiscal Year 2023, non-employee directors receive the following cash compensation:
Components of Cash Retainer	($)
Annual cash retainer for Board service:
Non-Employee Directors	75,000
Additional annual cash retainer for Chairman and Lead Independent Director
Chairman	150,000
Lead Independent Director	50,000
Additional annual cash retainer for Committee service:
Audit and Risk Committee – Chair	25,000
Audit and Risk Committee – Member (non-Chair)	15,000
Compensation Committee – Chair	20,000
Compensation Committee – Member (non-Chair)	10,000
Nominating and Corporate Governance Committee – Chair	20,000
Nominating and Corporate Governance Committee – Member (non-Chair)	10,000
The annual cash retainers are earned on a quarterly basis based on a calendar quarter.
Under our current non-employee director compensation policy, none of our directors receive separate compensation for attending meetings of our Board or any Committees. All directors are reimbursed for travel and other expenses directly related to director activities and responsibilities.
Non-Employee Director Equity Compensation
The current non-employee director compensation policy provides that each non-employee director will be granted an RSU award under our 2019 Incentive Plan (the “2019 Incentive Plan”) with respect to a number of shares of our common stock having a grant value of $125,000. The number of shares underlying the annual RSU grant is calculated by dividing $125,000 by the fair market value of our common stock (which is the closing price of a share of our common stock on Nasdaq) on the annual RSU grant date, rounded up to the next whole share. Non-employee directors who join the Board mid-vesting cycle receive a prorated grant.
Subject to the non-employee director’s continued service with us on the applicable vesting date, the annual RSU awards will generally vest in full upon the earlier of (i) the completion of twelve months from the grant date or (ii) the anniversary of the prior year’s annual meeting of stockholders. The annual RSU awards will vest in full upon a change in control. Upon vesting, the annual RSU grant will be settled in shares of our common stock within 30 days of the date on which the relevant vesting date occurs.
Director Stock Ownership Guidelines
Our director equity ownership guidelines provide that our non-employee directors are expected to achieve and maintain ownership of equity with a total value equal to five times the annual cash retainer for Board service ($75,000 for Fiscal Year 2023). Non-employee directors are expected to initially satisfy such guidelines within a five-year initial compliance period. As of December 30, 2023, all non-employee directors in service were either in compliance with the guidelines or within the compliance period and making appropriate progress.
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Corporate Governance and Board Matters
For purposes of the guidelines, a director’s holdings include: (i) shares of our common stock owned separately by the director or owned either jointly or with, or separately by, such person’s immediate family; (ii) shares of our common stock held in trust for the benefit of the director or such person’s immediate family members; (iii) shares of our common stock purchased in the open market; (iv) shares of our common stock obtained through stock option exercises (and not thereafter sold); (v) vested but unexercised in-the-money stock options; and (vi) shares of restricted stock and RSUs, in each case, whether vested or unvested. Directors must hold 50% “net shares” (shares of our common stock remaining after any tax liability is settled) received from their equity awards until the guidelines are met.
Fiscal Year 2023 Director Compensation Table
The following table summarizes the compensation paid to or earned by our directors in Fiscal Year 2023, excluding Mr. Sheedy who does not receive any compensation for his director service and whose compensation is disclosed in the Summary Compensation Table.
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Kenneth W. Alterman	95,000	163,027	—	258,027
John E. (“Jeb”) Bachman	100,000	163,027	—	263,027
Mary Kay Haben	93,778	163,027	—	256,805
Thomas F. Herman	100,000	163,027	—	263,027
Carey F. Jaros	85,000	163,027	—	248,027
Eric J. Lindberg, Jr.	225,000	163,027	—	388,027
Norman S. Matthews(2)	44,890	—	105,000	149,890
Gail Moody-Byrd	90,000	163,027	—	253,027
Erik D. Ragatz	146,222	163,027	—	309,249
Jeffrey R. York	90,000	163,027	—	253,027

(1)
Amounts reported in this column represent the grant date fair value of RSUs granted. RSU awards listed in this column may be deferred under the Deferral Plan. These amounts do not reflect actual amounts that may be paid to or realized by the director. The grant date fair value of the RSUs is calculated as the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. See Note 8, Share-based Awards to our consolidated financial statements contained in our 2023 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 718.

The RSU award granted on June 21, 2023 to each of our non-employee directors (other than Mr. Matthews who retired effective the same day) was for 5,837 shares of our common stock under our 2019 Incentive Plan. Such grant represented the $125,000 annual grant as set forth in our non-employee director compensation policy, as well as an additional amount equal to $38,027. In Fiscal Year 2023, the Compensation Committee shifted the annual grant date for the non-employee director annual RSU awards from March to the date of our annual meeting of stockholders. The $38,027 incremental amount of the dollar value of the RSU award in Fiscal Year 2023 represented compensation for the period between March 1, 2023 (when the Fiscal Year 2022 award had fully vested) to the June 21, 2023 grant date. For information regarding Mr. Matthews’ RSU award, please see Footnote 2.
(2)
Mr. Matthews retired from our Board on June 21, 2023 after over eight years of service as a director. Immediately following his retirement, we entered into a consulting agreement with him to assist us with developing, reviewing and refining the Company’s policies, strategies and programs, together with providing advice and assistance on such matters relating to the business of the Company from time to time. The term of the agreement ended on December 31, 2023. As consideration for Mr. Matthews’ consulting services, the Board awarded him an RSU award equal to $105,000 on the day of grant (which had a grant date fair market value of $105,002), which vested in full on December 31, 2023.

Director Deferral Program
On November 6, 2020, the Compensation Committee approved the Grocery Outlet Holding Corp. Directors Deferral Plan (the “Deferral Plan”). All of our current non-employee directors are eligible to participate in the Deferral Plan. Under the terms of the Deferral Plan, non-employee directors may elect to defer all of their annual cash compensation and/or all of the shares of our common stock issued upon settlement of their annual RSU award, in each case, in the form of deferred stock units (“DSUs”) credited to an account maintained by us. The number of DSUs credited in respect of annual cash compensation is determined
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Corporate Governance and Board Matters
by dividing the dollar amount of the deferred cash compensation by the fair market value of a share of our common stock on the date the cash compensation would otherwise have been paid to the director. DSUs are awarded from, and remain subject to the terms of, the 2019 Incentive Plan.
Each DSU represents the right to receive a number of shares of our common stock equal to the number of DSUs initially credited to the director’s account plus the number of DSUs credited as a result of any dividend equivalent rights (to which DSUs initially credited to a director’s account are entitled). Directors may elect that settlement of DSUs be made or commence on (i) the first business day in a year following the year for which the deferral is made, (ii) following termination of service on the Board or (iii) the earlier of (i) or (ii). Directors may elect that DSUs be settled in a single one-time distribution or in a series of up to 5 annual installments. In addition, DSU accounts will be settled upon a Change in Control (as defined in the 2019 Incentive Plan) or upon a director’s death. See “Securities Ownership of Certain Beneficial Owners and Management” for information regarding outstanding DSUs held by our directors.
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AUDIT AND RISK COMMITTEE REPORT
Committee Membership
The Audit and Risk Committee of the Board (solely for the purpose of this report, the “Committee”) consists of John E. Bachman (Chair), Thomas F. Herman, Gail Moody-Byrd, and Jeffery R. York. The Board has determined, in accordance with applicable Nasdaq and SEC rules and regulations, that all of the Committee members are independent and able to read and understand financial statements, and Messrs. Bachman and Herman are audit committee financial experts.
Charter and Responsibilities
The Committee operates under a written charter adopted by the Board, which is available on our website at https://investors.groceryoutlet.com. The Committee reviews the charter annually and works with the Board to make appropriate amendments that reflect the evolving role of the Committee.
Among other responsibilities set forth in its charter, the Committee assists the Board in overseeing our financial reporting, internal control and audit processes, monitoring our compliance with significant legal and regulatory requirements related to financial reporting and internal controls, overseeing the Company’s framework and approach to enterprise risk management, reviewing the work plan, staffing and performance of the Company’s internal audit function, and evaluating the qualifications, scope of work, performance and independence of our independent registered public accounting firm. The Committee also is responsible for appointing, and establishing the compensation and other terms of retention, of our independent registered public accounting firm.
Management has the primary responsibility to establish and maintain an effective system of internal control over financial reporting and disclosure controls and procedures, to prepare and present fair and accurate financial statements and reports filed with or furnished to the SEC, to implement appropriate accounting and financial reporting principles, and to comply with applicable laws and regulations. Our independent registered public accounting firm, Deloitte & Touche, LLP, is responsible for performing independent audits of our consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue reports thereon. The Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.
Fiscal Year 2023 Financial Statements
In the performance of its oversight function, the Committee reviewed and discussed our audited consolidated financial statements included in our 2023 Annual Report and the reporting process with the Company’s management and Deloitte, as well as Deloitte’s audit report. The Committee also reviewed and discussed Deloitte’s overall audit scope and work plan throughout the course of the audit for Fiscal Year 2023. Further, the Committee discussed with Deloitte, with and without management present, the effectiveness of our internal control over financial reporting, and reviewed and discussed Deloitte’s internal control report. In addition, the Committee discussed with Deloitte the required communications by the applicable requirements of the PCAOB and the SEC. These communications included Deloitte’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, including related disclosures regarding significant accounting policies included in our 2023 Annual Report, and critical audit matters addressed in Deloitte’s audit report. The Committee also met with senior management to discuss the processes they undertook to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures. In particular for Fiscal Year 2023, the Committee reviewed the identified material weakness in internal control over financial reporting regarding information technology controls in connection with the Company’s efforts to replace components of its enterprise resource planning system, and the related risks and mitigants that management evaluated to ensure that there were no material misstatements in the financial statements included in the 2023 Annual Report. Certain of the foregoing matters are discussed in executive session solely with Deloitte, representatives of management or the Committee alone. Based on the review and discussions with management and Deloitte described above, the Committee recommended to the Board that the audited consolidated financial statements be included in our 2023 Annual Report.
Other Reporting Matters
During Fiscal Year 2023, the Committee reviewed and discussed with management and Deloitte the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC and the required communications for
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Audit and Risk Committee Report
an interim review by the applicable requirements of the PCAOB and SEC, our earnings press releases, our earnings guidance, and the use and presentation of non-GAAP financial information. Further, during Fiscal Year 2023, the Committee considered our critical accounting policies and significant judgements and estimates, and changes in the Company’s accounting practices, principles, controls and methodologies applicable to its financial statements. The Committee also reviewed with management the Company’s enterprise risk management framework, including significant risks and exposures identified by management, strategies to mitigate identified risks, as well as the overall effectiveness of the Company’s legal, regulatory and compliance programs.
Independence and Pre-Approval Policy
The Committee received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Committee concerning independence. As part of its ongoing independence evaluation of Deloitte, the Committee also evaluated the amount of non-audit service requests and approved services that we obtain from Deloitte and whether it was compatible with its independence, as well as the PCAOB’s oversight of Deloitte through the establishment of audit, quality, ethics, and independence standards and conducting audit inspections. Based on the foregoing considerations and other matters, the Committee concurred with Deloitte’s conclusion that it was independent under applicable standards.
The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte. For each proposed service, Deloitte provides the Committee with a description of the service and sufficient information to confirm Deloitte’s determination that the provision of such service will not impair independence. The Committee reviewed and pre-approved all audit and non-audit services performed by Deloitte during Fiscal Year 2023 in accordance with established procedures.
Independent Registered Public Accounting Firm Tenure and Rotation
As part of its appointment process, the Committee considers whether to rotate the independent registered public accounting firm. Deloitte has been our independent registered public accounting firm since 2007, and the Committee recently approved the appointment of Deloitte as our independent registered public accounting firm for the Fiscal Year 2024. In addition, the Committee oversees the process for evaluation and selection of the lead audit engagement partner every five years. In determining that the re-appointment of Deloitte was in the best interests of the Company and its stockholders, the Committee considered the following, among other matters:
•
The significant benefits from Deloitte’s extensive historical experience, including higher quality audit work and accounting advice due to Deloitte’s institutional knowledge of and familiarity with our business and operations, accounting policies and financial systems, and internal control framework;

•
Operational efficiencies and a resulting fee structure that is appropriate and reasonable relative to scope of services because of Deloitte’s history and familiarity with our business;

•
The positive assessment by management and the Committee regarding Deloitte’s performance of services during Fiscal Year 2023;

•
Deloitte’s qualifications, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources (including its subject matter experts and investment in auditing technologies) and staffing (including annual assessment of the adequacy of personnel on our account, objectivity and professional skepticism);

•
Deloitte’s rigorous process for monitoring and maintaining independence, and its transparent disclosure regarding related considerations; and

•
The quality and frequency of Deloitte’s communications to and interactions with the Committee, including the Chair, at meetings and between meetings.

Audit and Risk Committee
John E. Bachman, Chair Thomas F. Herman Gail Moody-Byrd Jeffrey R. York
The foregoing report of the Audit and Risk Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates such report by reference therein.
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OTHER AUDIT AND RISK COMMITTEE MATTERS
FEE INFORMATION
The following table sets forth fees in connection with services rendered by Deloitte & Touche LLP, the Company’s independent registered public accounting firm, for Fiscal Year 2023 and Fiscal Year 2022.
	FISCAL YEAR 2023 ($)	FISCAL YEAR 2022 ($)
Audit Fees	3,511,895	2,067,805
Audit-Related Fees	—	—
Tax Fees	390,568	292,901
All Other Fees	1,895	1,895
Total Fees	3,904,358	2,362,601
Audit Fees
Audit fees include fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements included in quarterly reports, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC. Fiscal Year 2023 audit fees include audit services provided in connection with the implementation of upgraded components of our enterprise resource planning system.
Tax Fees
Tax fees include fees for professional services rendered for tax compliance and tax consultation. Fiscal year 2023 tax fees include tax planning services as well as consultation services related to tax rules which became effective in 2023.
All Other Fees
All other fees include fees for a technical accounting research tool subscription service.
AUDIT AND RISK COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
Under our Audit and Risk Committee’s charter, the Audit and Risk Committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. In pre-approving such services, the Committee considers whether the provision of services is consistent with maintaining the independence of the independent registered public accounting firm, including under applicable law. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals will be presented to the full Committee at its next scheduled meeting.
All of the services provided by Deloitte & Touche LLP described above were approved by our Audit and Risk Committee. The Audit and Risk Committee approved a pre-approval policy for services provided by the independent registered public accounting firm. Under the policy, our Audit and Risk Committee has pre-approved the provision by the independent registered public accounting firm of certain services that fall within specified categories. Any services exceeding pre-approved cost levels or budgeted amounts, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the Audit and Risk Committee.
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EXECUTIVE OFFICERS
The following table sets forth information about our executive officers as of April 9, 2024:
NAME	AGE	POSITION
Robert J. Sheedy, Jr.	49	President and Chief Executive Officer
Lindsay E. Gray	39	Interim Chief Financial Officer; SVP, Accounting
Andrea R. Bortner	62	EVP, Chief Human Resources Officer
Pamela B. Burke	56	EVP, Chief Stores Officer
Ramesh Chikkala	59	EVP, Chief Operations Officer
Luke D. Thompson	52	EVP, General Counsel and Secretary
Steven K. Wilson	60	EVP, Chief Purchasing Officer
Calvin Chung	60	SVP, Chief Store Development Officer
Set forth below is a brief description of the business experience of our executive officers. See “Board of Directors—Director Backgrounds and Qualifications” for biographical and other information for Mr. Sheedy. Our executive officers are appointed by our Board and serve until their successors have been duly appointed and qualified or their earlier resignation, retirement or other termination of service.
LINDSAY E. GRAY
Interim Chief Financial Officer SVP, Accounting Since March 2024
Ms. Gray was appointed Interim Chief Financial Officer effective March 2024, while still functioning as SVP, Accounting since January 2023. Previously, she served as the Company’s VP, Corporate Controller from August 2016 to December 2022. Prior to that, Ms. Gray worked at Beverages & More, Inc. (dba BevMo!), a U.S. specialty beverage retailer, including as Controller from August 2015 to August 2016 and as Director of Financial Reporting from November 2010 to August 2015. In addition, Ms. Gray served as an Audit Staff and Senior at Deloitte & Touche LLP from September 2006 to July 2010.

ANDREA R. BORTNER
EVP, Chief Human Resources Officer Since March 2020
Ms. Bortner previously served as EVP, Chief Human Resources Officer at Maxar Technologies, Inc., a space technology company, from August 2016 to October 2019 and as EVP, Chief Human Resources Officer at Catalina, an advertising and marketing company, from August 2012 to June 2016.

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Executive Officers
PAMELA B. BURKE
EVP, Chief Stores Officer Since January 2022
Ms. Burke previously served as our Interim General Counsel and Secretary from January 2022 to June 2022, our EVP, Chief Administrative Officer, General Counsel and Secretary from January 2019 to December 2021, and our General Counsel and Secretary from June 2015 to December 2018. Before joining us, Ms. Burke served in various management positions at CRC Health Group, Inc., a provider of specialized behavioral health services, most recently as Senior Vice President of Legal, HR and Risk from April 2010 to February 2015. Prior to CRC Health Group, Ms. Burke was a partner of DLA Piper.

RAMESH CHIKKALA
EVP, Chief Operations Officer Since January 2024
Mr. Chikkala previously served as a senior advisor to the operations, supply chain, and technology practices at A.T. Kearney, Inc., a global management consulting firm, from August 2019 to January 2024. From July 2006 to July 2019, Mr. Chikkala held several roles of increasing responsibility at Walmart Inc., a global omnichannel retailer, including as SVP, Global Supply Chain (Omnichannel) and Food Manufacturing (April 2013 to July 2019), SVP, Information Technology (January 2009 to March 2013), and VP, Information Technology (July 2006 to December 2008). In addition, he also held senior operations and supply chain roles at retailers including Family Dollar Stores, Inc. (2001 to 2006), Gap, Inc. (1997 to 2001) and Food Lion, LLC (1995 to 1996).

LUKE D. THOMPSON
EVP, General Counsel and Secretary Since February 2024
Mr. Thompson previously served as our SVP, General Counsel and Secretary from July 2022 to February 2024. Before joining us, he served in roles at Big 5 Sporting Goods Corporation, a sporting goods retailer, from 2002 to 2022, most recently as EVP, General Counsel and Secretary.

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Executive Officers
STEVEN K. WILSON
EVP, Chief Purchasing Officer Since January 2023
Mr. Wilson previously served as our SVP, Chief Purchasing Officer from September 2020 to December 2022, as our SVP of Purchasing from February 2018 to August 2020 and as our VP of Purchasing from July 2006 to January 2018. Prior to being appointed VP of Purchasing, Mr. Wilson served in various positions of increasing responsibility with us since 1994

CALVIN CHUNG
SVP, Chief Store Development Officer Since March 2023
Mr. Chung previously served as SVP, Chief Development Officer of Office Depot, from August 2018 to March 2023, as SVP, Global Real Estate at Levi Strauss & Co. from October 2016 to August 2018, and as VP, Real Estate Development—Asia at Walmart from February 2013 to October 2016. Prior to Walmart he served as Director of Property Development for Target Corporation.

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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis provides an overview of the philosophy, objectives, process and components of our compensation program for the following named executive officers (collectively, our “Named Executive Officers” or “NEOs”) in Fiscal Year 2023. The compensation program for our NEOs generally is consistent with the compensation program for our other executive officers, and the Compensation Committee evaluates compensation programs for executive officers, including NEOs, as a group. The independent members of the Board administer compensation for our President and Chief Executive Officer, and the Compensation Committee administers our compensation program for the other Named Executive Officers.
Our Named Executive Officers are as follows:
NAME	TITLE IN FISCAL YEAR 2023
Robert J. Sheedy, Jr.(1)	President and Chief Executive Officer
Charles C. Bracher(2)	EVP, Chief Financial Officer
Steve K. Wilson(3)	EVP, Chief Purchasing Officer
Pamela B. Burke	EVP, Chief Stores Officer
Andrea R. Bortner(4)	EVP, Chief Human Resources Officer

(1)
Mr. Sheedy was promoted from the position of “President” to “President and Chief Executive Officer,” effective January 1, 2023.

(2)
Mr. Bracher resigned from the Company, effective March 1, 2024.

(3)
Mr. Wilson was promoted from the position of “SVP, Chief Purchasing Officer” to “EVP, Chief Purchasing Officer,” effective January 1, 2023.

(4)
Ms. Bortner was not an NEO in Fiscal Year 2022 and therefore such compensation information is not presented herein for comparison.

Executive Summary
FISCAL YEAR 2023 NEO COMPENSATION DETERMINATIONS
BASE SALARY	AIP	EQUITY
✓ Reasonable merit base salary increases, including for promotions
✓
No change to target bonus opportunity as a percentage of base salary, other than promotions

✓
Maintain performance metrics, but change weighting for 2023: adjusted EBITDA (from 60% to 70%) and Comparable Store Sales (from 40% to 30%)

✓
Based on our performance, Fiscal Year 2023 AIP bonuses were earned at 111% of target

✓ No change to target equity opportunity as a percentage of base salary or mix of RSUs and PSUs, other than for promotions ✓ No change in PSU performance metrics or weighting
FISCAL YEAR 2023 COMPANY PERFORMANCE
During 2023, we increased our traffic and gained market share, achieved record sales, and grew adjusted EBITDA. We also made measurable progress on a number of our strategic initiatives that we believe will further strengthen our value proposition and contribute toward long-term growth. Financial highlights from Fiscal Year 2023 include:
•
Net sales increased by 10.9% to $3.97 billion.

•
Comparable store sales increased by 7.5%, driven by an 8.3% increase in the number of transactions, partially offset by a 0.8% decrease in average transaction size.

•
Gross margin increased by 80 basis points to 31.3%.

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Compensation Discussion and Analysis
•
We made steady progress with implementation of new systems, but disruptions impacted comparable store sales by approximately 90 basis points and gross margin by 50 basis points in fiscal 2023.

•
We opened 28 new stores and closed one store during the year.

•
Net income increased 22.1% to $79.4 million, or $0.79 per diluted share.

•
Adjusted EBITDA(1) increased 17.7% to $252.6 million, or 6.4% of net sales.

•
Adjusted net income(1) increased 15.2% to $108.1 million, or $1.07 per adjusted diluted share.(1)

•
Net cash provided by operating activities was $303.4 million.

KEY ELEMENTS OF FISCAL YEAR 2023 NEO COMPENSATION
Substantially consistent with Fiscal Year 2022, the key elements of our NEO compensation program in Fiscal Year 2023 consisted of:
•
Base salary;

•
The AIP, an annual performance-based cash bonus that is subject to our achievement of adjusted EBITDA and comparable store sales performance goals; and

•
Long-term equity incentives, consisting of time-vesting restricted stock units (“RSUs”) and performance-vesting stock units (“PSUs”), with the PSUs subject to our achievement of revenue and adjusted EBITDA growth goals over a three-year performance period.

COMPENSATION MIX FOR NEOS
In Fiscal Year 2023, in line with our compensation philosophy that a significant portion of our executive pay be tied to company performance, approximately 85% of our President and Chief Executive Officer’s and 73% of our other NEO’s target total compensation was variable (or “at risk”), with value ultimately tied to either the achievement of objective corporate goals, stock price performance, or both. In addition, the pay mix also is intended to provide a balance of short-term and long-term performance goals based on Company performance, as well as provide retention and motivation incentives by using time-based and performance-based equity.
The Compensation Committee believes this pay mix appropriately aligns the interests of executives and our stockholders. The charts below illustrate the target mix of pay (excluding benefits and perquisites) for our CEO and other NEOs for Fiscal Year 2023.

1
See the Table of Contents for information regarding our non-GAAP financial measures.

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Compensation Discussion and Analysis
EXECUTIVE COMPENSATION PHILOSOPHY
Our compensation philosophy is the foundation for designing our executive compensation program, as well as evaluating and improving the effectiveness of the program. Our compensation is annually reviewed by the Compensation Committee, including benchmarking against peer companies. Further, the Compensation Committee regularly evaluates our compensation programs and policies to evaluate if they are sufficiently aligned with such philosophy. The following are the core elements of our executive compensation philosophy, which applies to our NEOs:
GOAL-ORIENTED	Our executive compensation program rewards the achievement of specific short-term (annual) and long-term financial goals, which are aligned with our operational and strategic objectives.
MARKET COMPETITIVE	Compensation levels and programs for executives, including the Named Executive Officers, should be competitive, relative to the marketplace in which we operate. It is important for us to leverage an understanding of what constitutes competitive pay in our market and build unique strategies to attract, motivate and retain the high caliber talent we require to lead, manage and successfully grow our Company.
PERFORMANCE-BASED	The majority of our executive compensation should be performance-based pay that is “at risk,” based on short-term and long-term financial goals that are key performance indicators and easily understood by investors and executives, as well as reasonably determined and measured.
INVESTOR-ALIGNED	Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis, each within our risk framework. Equity awards with long-term performance goals and vesting foster a shared culture of ownership. Our executives’ interests are aligned with those of our investors by further rewarding performance achieved above established goals.
FAIR	Pay decisions should consider relativity among employees and ensure that individual performance, skills, experience and tenure are considered alongside the role’s scope of responsibility.
By incorporating these philosophies, we believe our executive compensation program is both responsive to our investors’ objectives and effective in attracting, motivating and retaining the level of talent necessary to lead, grow and manage our business successfully.
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Compensation Discussion and Analysis
KEY PRINCIPLES OF EXECUTIVE COMPENSATION PROGRAM
When aligning our executive compensation program with our compensation philosophy, the Compensation Committee and the Company steadfastly adhere to the following best pay principles:
WHAT WE DO	WHAT WE DON’T DO

✓
Align short- and long-term incentive programs to business strategy and stockholder interests

✓
Engage periodically with our stockholders regarding our executive compensation program

✓
Conduct an annual risk assessment of the Company’s compensation programs, policies and practices, and have confirmed they are not reasonably likely to have a material adverse effect

✓
Maintain clawback policies, including a Dodd-Frank/Nasdaq-compliant policy

✓
Maintain stock ownership guidelines to support the alignment of executive officer and Board interests with our stockholders

✓
Our fully independent Compensation Committee retains and actively engages with an independent compensation consultant

✓
Maintain a performance-based cash incentive plan and a PSU equity award program, each based on objective financial goals aligned with business strategy and with payouts limited by thresholds/minimum and maximum/cap

✓
Annually determine our peer group and review peer group and survey benchmarking data

✓
Provide an annual stockholder Say-on-Pay advisory vote

No tax gross ups on severance or change-in-control benefits
Our equity plan does not allow repricing or exchange of underwater options without stockholder approval
No hedging or pledging of our stock
No significant executive perquisites or supplemental benefits
No dividend equivalents to executive officers paid on unvested RSU or PSU awards
No single trigger vesting of equity-based awards upon change in control
No guaranteed bonuses, excluding limited new hire inducement
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Compensation Discussion and Analysis
Elements of Fiscal Year 2023 NEO Compensation Program
The following is a summary of the primary elements and objectives of our Fiscal Year 2023 NEO compensation program:
COMPONENT		DESCRIPTION	OBJECTIVES AND LINK TO STOCKHOLDER VALUE
Short-Term	Base Salary	Annual fixed cash compensation	Securing and retaining executives by providing stability and reflecting the market for executive talent, as well as reflecting general merit on an annual basis
Annual Incentive Plan (Bonus)
Annual cash compensation based on annual financial goals
•
Bonus target as percentage of base salary

Company performance goals:
•
70% adjusted EBITDA

•
30% comparable store sales growth

Fiscal Year 2023 payout range for each metric: 0% to 200%
Pay-for-performance focus/“at risk” compensation, linking our annual financial goals and short-term performance
Long-Term	PSUs
Performance-based award that vests in a single installment on the third anniversary of the vesting commencement date and is based on two measures:
•
3-year cumulative net sales (50% weighting)

•
3-year cumulative adjusted EBITDA growth (50% weighting)(1)

Fiscal Year 2023 payout range for each metric: 0% to 200%
Pay-for-performance focus/“at risk” compensation, incentivizing strategic long-term decision-making within our risk framework
	RSUs	Time-based award, with three equal annual instalments vesting over a three-year vesting period from the vesting commencement date	Foster a culture of ownership, aligning long-term interests of our executive officers and stockholders, within our risk framework

(1)
For Fiscal Year 2024, our Compensation Committee determined to revise the PSU performance metrics by utilizing three-year cumulative adjusted earnings per share growth in lieu of three-year cumulative adjusted EBITDA growth as a 50% weighted metric. See “—Initial Fiscal Year 2024 NEO Compensation Program Determinations” below for additional information on the rationale for such change, as well as other initial determinations for the NEO compensation program in Fiscal Year 2024.

In addition to these key compensation elements, our Named Executive Officers are provided certain other compensation as set forth in “—Other Compensation” below.
Set forth below is detailed information regarding each element of our Fiscal Year 2023 NEO compensation program, key considerations in establishing NEO target pay, developing Fiscal Year 2023 performance goals, and determining earned pay.
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Compensation Discussion and Analysis
BASE SALARY
We pay our Named Executive Officers base salaries to compensate them for services rendered each year. Base salary is a regular, cash payment, the amount of which is based on position, experience and performance after considering the following primary factors: internal review of the executive’s compensation and the Compensation Committee’s assessment (or in the case of the President and Chief Executive Officer, the Board’s assessment) of the executive’s individual prior performance, as well as benchmarking data. Salary levels are typically considered annually as part of our performance review process but may be adjusted in connection with a promotion or other change in job responsibility. Merit-based increases to salaries of our Named Executive Officers are determined and approved each January or February by the Compensation Committee (or in the case of the President and Chief Executive Officer, by the Board) after an assessment of the performance of each executive for the completed fiscal year and effective as of the new fiscal year.
The following table summarizes the increase in annual base salaries for our Named Executive Officers for Fiscal Year 2023.
NEO	FY 2022 BASE SALARY ($)	FY 2023 BASE SALARY ($)	YOY CHANGE (%)
Robert J. Sheedy, Jr.	618,025	925,000(1)	49.7
Charles C. Bracher	571,666	594,533	4.0
Steven K. Wilson	412,200	450,000(2)	9.2
Pamela B. Burke	465,000	483,600	4.0
Andrea R. Bortner	—	441,334(3)	—

(1)
Mr. Sheedy’s base salary increase reflected his promotion from President to his current role of President and Chief Executive Officer, effective January 1, 2023.

(2)
Mr. Wilson’s base salary increase reflected his promotion from SVP, Chief Purchasing Officer to his current role of EVP, Chief Purchasing Officer, effective January 1, 2023.

(3)
Ms. Bortner was not an NEO in Fiscal Year 2022 and therefore such compensation information is not presented herein for comparison.

FISCAL YEAR 2023 ANNUAL INCENTIVE PLAN (BONUS)
Our Named Executive Officers, other senior members of our management team, as well as certain other employees of the Company, are eligible to receive an annual cash bonus pursuant to our Annual Incentive Plan, referred to as our “AIP”. Our AIP is designed to create a performance-based link between executive compensation and our annual financial goals and short-term performance. Actual annual cash incentive awards are calculated by multiplying each NEO’s target bonus opportunity (which is a percentage of base salary) by an overall achievement factor based on the combined weighted achievement of the applicable pre-determined quantitative performance goals.
When establishing the performance goals for the AIP, the Compensation Committee approves target payout for performance that it believes is reasonable and challenging to achieve. The Compensation Committee also establishes stretch goals for payouts higher than target to incentivize and reward participants for exceptional performance in the prevailing business environment. As reflected in the Summary Compensation Table of this Proxy Statement, AIP payments have varied significantly over the last three years for our Named Executive Officers and are highly correlated with the Company annual financial performance.
Bonus amounts (if any) for NEOs are payable in a lump sum cash amount in the first quarter of the subsequent year. Payments with respect to any bonus amount under the AIP are generally subject to a participant’s continued employment through the payment date. At the discretion of the Compensation Committee bonuses can also be paid in shares of our common stock, although the Compensation Committee has not utilized that feature previously and has no current plans to do so.
Fiscal Year 2023 Target Bonus Opportunity
For each fiscal year, the NEOs’ annual target incentive bonuses are determined as a percentage of their base salaries and typically determined with the same timing and based on the same factors that the Compensation Committee considers in setting base salary. The following table summarizes the annual cash incentive opportunity for each of our Named Executive
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Compensation Discussion and Analysis
Officers for Fiscal Year 2023, which included changes from Fiscal Year 2022 due to promotions. In Fiscal Year 2022, Mr. Sheedy and Mr. Wilson had a target bonus opportunity of 75% and 50%, respectively.
NEO	TARGET BONUS OPPORTUNITY (% OF SALARY)
Robert J. Sheedy, Jr.	125
Charles C. Bracher	60
Steven K. Wilson	60
Pamela B. Burke	60
Andrea R. Bortner	60
Fiscal Year 2023 Achievement Factors
Overall Achievement Factor for NEOs. Consistent with the AIP in Fiscal Year 2022, the Compensation Committee utilized adjusted EBITDA and comparable store sales growth as the two performance metrics for the Fiscal Year 2023 AIP. In alignment with our compensation risk framework, the actual bonus payout under the Fiscal Year 2023 AIP that any Named Executive Officer is eligible to receive is capped at a maximum of 200% of the NEO’s bonus target. Achievement of each performance metric is calculated separately and each has a payout range of 0% to 200% based on the following performance levels and percentages: 0% (below threshold); 20% (minimum); 100% (target); 200% (maximum), with payout bands in between threshold, target and maximum that generally are based on linear interpolation. However, the payout for comparable sales growth above target performance is calculated as the lesser of (i) adjusted EBITDA achievement payout and (ii) comparable sales growth payout, but not less than 100%.
(1)
See our 2023 Annual Report for a definition of comparable store sales growth.

The following table sets forth the corporate performance goals that were used to calculate the annual bonus achievement factors under the Fiscal Year 2023 AIP for each of our Named Executive Officers.
	ADJUSTED EBITDA			COMPARABLE SALES GROWTH
	FY 2023 Adjusted EBITDA ($M)	Achievement of Target Goal (%)	Payout (%)	FY 2023 Comparable Sales Growth (%)	Achievement of Target Goal (%)	Payout (%)
Minimum	227.4	92	20	2.0	33	20
Target	247.2	100	100	6.0	100	100
Maximum	264.5	107	200	9.5	158	200
ACTUAL	252.6	102	111	7.5	124	111(1)
Overall Fiscal Year 2023 Achievement Factor = 111%

*
For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage is calculated using three distinct payout bands between threshold and maximum, with each payout band based on linear interpolation and the target payout being approximately at the median of the second payout band.

(1)
Because comparable sales growth was above 100% of target, achievement was adjusted to equal achievement percentage of the adjusted EBITDA metric.

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Compensation Discussion and Analysis
Fiscal Year 2023 Earned AIP
The following table summarizes Fiscal Year 2023 annual incentive awards earned based on actual performance, as compared to the target opportunity, for each of our Named Executive Officers:
NEO	FY 2023 BASE SALARY ($)	X	TARGET BONUS (%)	=	TARGET BONUS AMOUNT ($)	X	OVERALL ACHIEVEMENT FACTOR (%)(1)	=	ACTUAL BONUS RECEIVED ($)(1)
Robert J. Sheedy, Jr.	925,000		125		1,156,250		111		1,283,368
Charles C. Bracher	594,533		60		356,720		111		395,937
Steven K. Wilson	450,000		60		270,000		111		299,684
Pamela B. Burke	483,600		60		290,160		111		322,060
Andrea R. Bortner	441,334		60		264,800		111		293,913

(1)
Actual bonus reflects a non-rounded achievement factor of approximately 110.99%.

In connection with his resignation and with his subsequent consulting arrangement with the Company, the Compensation Committee determined that Mr. Bracher would remain eligible to receive an annual bonus pursuant to the Fiscal Year 2023 AIP as a result of his service to the Company throughout 2023 and through the effective date of his resignation, March 1, 2024, even though he was no longer employed as of the actual bonus payment date.
LONG-TERM EQUITY INCENTIVE COMPENSATION
Each of our Named Executive Officers is provided long-term equity incentive compensation.
Fiscal Year 2023 Target Equity Opportunity
For each fiscal year, the overall value of the NEOs’ equity awards are determined as a percentage of their base salaries and typically determined with the same timing and based on the same factors that the Compensation Committee considers in setting base salary. The target equity opportunity (in dollars) of Mr. Sheedy’s equity award was determined in connection with his promotion to his current role of President and Chief Executive Officer. In Fiscal Year 2022, Mr. Sheedy had a target equity opportunity of 300% of base salary. In addition, Mr. Wilson notably had the second highest target equity opportunity due to the importance of his role in driving revenue and in order to retain him in a highly aggressive talent market.
NEO	TARGET EQUITY OPPORTUNITY ($)	TARGET EQUITY OPPORTUNITY (% OF SALARY)
Robert J. Sheedy, Jr.	3,996,000	432
Charles C. Bracher	1,189,066	200
Steven K. Wilson	1,125,000	250
Pamela B. Burke	967,200	200
Andrea R. Bortner	882,668	200
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Compensation Discussion and Analysis
Fiscal Year 2023 Equity Awards. For Fiscal Year 2023, the Compensation Committee approved a long-term incentive program consisting of RSUs and PSUs. In Fiscal Year 2023, the Committee set the mix of long-term target equity incentive value as 70% PSUs and 30% RSUs for our President and Chief Executive Officer and 60% PSUs and 40% RSUs for the other Named Executive Officers, thereby making performance-based compensation a significant portion of their equity compensation and target total compensation.
Fiscal Year 2023 RSU Awards. The RSUs vest over a three-year period with one-third vesting on each of the three annual anniversaries of a specified vesting commencement date, contingent on the recipient’s continued employment with or service to us through the applicable vesting date.
Fiscal Year 2023 PSU Awards. The PSUs will be earned based on the achievement of a cumulative net sales-based performance metric (50% weighting) and a cumulative adjusted EBITDA growth-based performance metric (50% weighting), each over a three-year performance period.
Any earned PSUs will vest in one installment as of the end of the three-year performance period and contingent on continued employment with or service to us through the determination date (subject to certain proration payouts upon specified termination events or full vesting upon a termination following a change in control).
The Compensation Committee determines whether the performance metrics for PSUs have been achieved and if so, the level of achievement. The number of PSUs ultimately earned will be equal to the number of PSUs granted multiplied by the applicable percentage of actual performance achieved compared to the performance goals, based on the weighting. Earned PSUs for each performance metric can range from 0% to 200% of the number of PSUs granted based on the following performance levels and percentages: below threshold (0%); minimum (50%); target (100%); and maximum (200%). Actual performance that falls between the levels of achievement will be determined using linear interpolation.
Fiscal Year 2023 RSU and PSU Grants. The target equity opportunities above were divided by the closing price of our common stock ($26.44) on the grant date (March 2, 2023) to determine the number of RSUs and the number of target PSUs awarded. Accordingly, the following long-term equity awards were made to our Named Executive Officers in Fiscal Year 2023:
NEO	VALUE OF TIME-VESTING RSUs ($)	TIME-VESTING RSUs (# of shares)	VALUE OF PSUs ($)	PSUs AT TARGET (# of shares)
Robert J. Sheedy, Jr.	1,198,800	43,929	2,797,200	102,500
Charles C. Bracher	475,626	17,429	713,439	26,143
Steven K. Wilson	450,000	16,490	675,000	24,735
Pamela B. Burke	386,880	14,177	580,320	21,265
Andrea R. Bortner	353,068	12,938	529,601	19,407
Settlement of Fiscal Year 2021 PSU Awards (Fiscal Year 2021-2023 Performance Period)
The Fiscal Year 2021 PSUs vested in one installment after the three-year performance period (January 3, 2021 to December 30, 2023) based on the Compensation Committee’s determination of achievement of specified performance goals and contingent on continued employment or service with us (subject to certain proration payouts upon specified termination events or full vesting upon a termination following a change in control).
Performance Goals and Achievement Levels for Fiscal Year 2021 PSU Awards. The following table sets forth the performance goals and actual performance that were used to calculate the Fiscal Year 2021 PSUs for each of our Named Executive Officers. For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage was adjusted on a linear interpolation basis.
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Compensation Discussion and Analysis
	THREE-YEAR REVENUE		THREE-YEAR CUMULATIVE ADJUSTED EBITDA GROWTH(1)
	Revenue ($B)	Payout (%)	Cumulative Adjusted EBITDA Growth (%)	Payout (%)
Minimum	10.1	50	10.0	50
Target	10.6	100	17.5	100
Maximum	11.1	200	25.0	200
ACTUAL(2)	10.6	105	18.6	115
Overall Combined Achievement of Target =110%

(1)
As provided for in the form of Performance Stock Unit Agreement for the Fiscal Year 2021 PSUs, the definition of “Adjusted EBITDA” was determined based on the definition of such metric that was publicly disclosed in our earnings release for the 2020 fiscal year ended January 2, 2021, which was the definition of the metric at the time the awards were made.

(2)
The Payout (%) for the “Actual” line reflects actual achievement of the performance goal, without rounding.

Fiscal Year 2021 Earned PSUs. The achievement levels resulted in the following earned Fiscal Year 2021 PSUs for our Named Executive Officers:
NEO	FY 2021 PSUs (Target) (# of shares)	FY 2021 Earned PSUs (# of shares)
Robert J. Sheedy, Jr.	30,467	33,514
Charles C. Bracher	18,788	20,667
Steven K. Wilson	16,926	18,619
Pamela B. Burke	14,557	16,013
Andrea R. Bortner	13,947	15,342
Compensation Levels and Benchmarking
We benchmark our executive compensation against a peer group of public companies that we believe we compete for executive talent as well as general retail market survey data from Korn Ferry, the Compensation Committee’s independent consultant. Such benchmarking utilized by the independent members of the Board (for our President and Chief Executive Officer) and Compensation Committee (for the other Named Executive Officers) focuses on target total direct compensation (“TDC”), which consists of base salary, the target annual incentive bonus opportunity and the target long-term equity incentive opportunity. While the Board and the Compensation Committee do not benchmark individual compensation components, they generally use the 50th percentile of TDC as a reference point. Additionally, we evaluate TDC levels taking into account internal equity considerations (including position, responsibility and contribution), as well as the appropriate pay mix for a particular position.
The peer group is periodically evaluated and updated to ensure the companies in the group remain relevant to us based on our changing size, changing dynamics in the market in which we compete for executive talent and other factors. In assessing the appropriateness of peer companies for our peer group for Fiscal Year 2023, the Compensation Committee primarily considered industry (companies within relevant GICS sector), company size (annual revenue, market capitalization, number of stores, and other financial metrics), performance (similar profitability and market performance profile) and operational complexity.
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Compensation Discussion and Analysis
The peer group of 17 companies which, along with broader market survey data, were used for benchmarking purposes in Fiscal Year 2023 is set forth below.
✓ Big Lots Inc.	✓ Floor & Décor Holdings, Inc.	✓ PriceSmart, Inc.
✓ Bloomin’ Brands, Inc.	✓ Ingles Markets Inc.	✓ Sleep Number Corporation
✓ Brinker International, Inc.	✓ Leslies, Inc.	✓ Sprouts Farmers Market, Inc.
✓ Carter’s Inc.	✓ National Vision Holdings, Inc.	✓ Texas Roadhouse, Inc.
✓ Deckers Outdoor Corporation	✓ Ollie’s Bargain Market Holdings, Inc.	✓ Weis Markets, Inc.
✓ Five Below, Inc.	✓ Petco Health and Wellness Company, Inc
The following changes were made to the Fiscal Year 2023 peer group from the Fiscal Year 2022 peer group based on the criteria noted above: (i) Big Lots Inc., Ingles Markets Inc. and Leslies, Inc. were added; and (ii) At Home Group Inc. (which went private in 2021), Lululemon Athletica Inc., and RH were removed.
Process and Roles for Determining Compensation
The independent members of the Board set the compensation of the President and Chief Executive Officer after reviewing his performance as our President in Fiscal Year 2022 against pre-established annual goals, and, in connection with his promotion, took into account market data and other factors it deems relevant. The Board seeks to tie a substantial portion of the President and Chief Executive Officer’s compensation directly to the performance of our business under his leadership. As discussed below under “—Employment Arrangements with Named Executive Officers—Agreement with Mr. Sheedy,” we have an employment agreement with Mr. Sheedy, which addresses certain elements of his compensation and benefits package.
The Compensation Committee sets the compensation of each of the other Named Executive Officers. During that process, the Compensation Committee seeks the input of the President and Chief Executive Officer and the Chief Human Resource Officer. At the end of each year, the President and Chief Executive Officer reviews a self-assessment prepared by each Named Executive Officer and assesses the Named Executive Officer’s performance against such person’s area of responsibility and individual goals and objectives, as well the potential for advancement. Mr. Lindberg (who served as Chief Executive Officer for all of Fiscal Year 2022) provided the Compensation Committee with his assessment of each Named Executive Officer’s performance during Fiscal Year 2022. The Compensation Committee then considers such assessment, the Company’s overall performance, benchmarking data and other factors it deems relevant, and reviews and approves the compensation for each Named Executive Officer.
No NEO provides input or participates in the deliberation of the Board or Compensation Committee with respect to their own compensation.
The Compensation Committee determined to re-engage Korn Ferry as its independent compensation consultant for Fiscal Year 2023 and approved the terms of the engagement. Representatives of Korn Ferry attend each regular Compensation Committee meeting. Korn Ferry provided recommendations on an appropriate peer group and general retail market survey data to assist in benchmarking TDC for all Named Executive Officers (including for Mr. Sheedy), as well as detailed market information on the elements and design of the Named Executive Officer compensation programs.
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Compensation Discussion and Analysis
The key roles for determining market-based and competitive compensation programs and then awarding the compensation components are as follows:
ROLE	RESPONSIBILITY
Full Board	✓ Approve new equity incentive plans and share pool increases under existing equity plans (subject to stockholder approval)
Independent Members of Board	✓ Approve the target total direct compensation, for our President and Chief Executive Officer ✓ Review succession planning for our President and Chief Executive Officer and senior executive team
Compensation Committee
✓
Oversee our employee compensation and benefit programs, including through delegation to management

✓
Establish compensation philosophy for our Named Executive Officers and seek to ensure alignment with compensation programs, policies and practices

✓
Establish the compensation program for all NEOs (including cash-based incentive plans) and approve the target total direct compensation, for our NEOs (other than our President and Chief Executive Officer)

✓
Periodically review and make recommendations to the Board with respect to the adoption of, or amendments to, all equity-based incentive compensation plans for employees

✓
Evaluate our employee compensation programs to determine whether the relationship between the incentives associated with these plans and the level of risk-taking in response to such incentives is reasonably likely to have a material adverse effect on us

✓
Periodically engage with stockholders regarding our executive officer compensation programs

Independent Consultant
✓
Serve as the independent members of the Board’s and the Compensation Committee’s independent advisor, to review the competitiveness of compensation provided to the President and Chief Executive Officer and other executive officers and provide the Compensation Committee with an executive compensation assessment, peer group and general retail market survey data analysis, and review of our annual Compensation Discussion and Analysis and related compensation disclosures

✓
Provide analyses that inform the decisions of the Compensation Committee and the independent members of the Board without deciding or approving any compensation decisions

✓
Independently meet with the Compensation Committee in executive session during each regularly scheduled meeting each year, to the extent requested (and, independently meet once per year with the independent members of the Board to discuss President and Chief Executive Officer compensation)

President and CEO
✓
Establish strategic direction and goals, supported by the executive compensation programs, which are then reviewed and approved by the Compensation Committee and Board, as applicable

✓
Evaluate executive officer performance and develop recommendations for compensation aligned to the compensation philosophy and compensation and benefits programs, excluding such person’s own compensation

RISK CONSIDERATIONS
In establishing and reviewing our executive compensation program for Fiscal Year 2023, the Compensation Committee concluded that the Company’s employee compensation programs and policies did not encourage unnecessary or excessive risk-taking that would be reasonable likely to result in a material adverse effect on us. See the section entitled “Corporate
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Compensation Discussion and Analysis
Governance and Board Matters—Board of Directors—Board and Committee’s Role in Oversight—Compensation Risk Analysis” above for an additional discussion of risk considerations.
The Role of Stockholder Say-on-Pay Votes
We provide our stockholders with the annual opportunity to cast an advisory vote on our NEO compensation (a Say-on-Pay proposal). The Compensation Committee considered stockholder support for our NEO compensation policies and practices based on the results of our most recent Say-on-Pay proposal at the 2023 annual meeting of stockholders, as well as other general stockholder feedback on compensation, governance and related matters through our periodic engagement. No material changes were made to our NEO compensation policies and practices in Fiscal Year 2023 or 2024 directly as a result of the Say-on-Pay proposal voting results. The Compensation Committee will continue to consider stockholder perspectives, including the results of future Say-on-Pay votes, when making future compensation decisions for our NEOs.
Employment Arrangements with NEOs
AGREEMENT WITH MR. SHEEDY
In connection with Mr. Lindberg’s retirement as Chief Executive Officer, effective December 31, 2022, the Board appointed Mr. Sheedy as President and Chief Executive Officer, effective January 1, 2023. In connection with that appointment, we entered into an Employment Agreement with Mr. Sheedy pursuant to which he agreed to serve as President and Chief Executive Officer and a member of the Board. The independent members of the Board consulted with Korn Ferry in determining Mr. Sheedy’s initial compensation arrangement (in Mr. Sheedy’s capacity as President and Chief Executive Officer), including obtaining a market-based assessment and analysis. The compensation for Mr. Sheedy was developed using, among other factors, current market conditions for a president and chief executive officer in similarly situated companies. The agreement also contains specified severance benefits upon certain terminations of employment. In consideration of the benefits provided to Mr. Sheedy, the employment agreement contains non-competition covenants during the term of the agreement as well as confidentiality and employee non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control” for additional information on the terms of this agreement.
EXECUTIVE SEVERANCE PLAN
We maintain the Grocery Outlet Holding Corp. Executive Severance Plan (the “Executive Severance Plan”) to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Executive Severance Plan. Eligible employees under the Executive Severance Plan in Fiscal Year 2023 included all of our Named Executive Officers, other than Mr. Sheedy due to his employment agreement. The purposes of the Executive Severance Plan, among others, are to assist us in attracting and retaining executives by providing a level of protection against involuntary job loss and to provide appropriate incentives to executives to maintain ongoing alignment with stockholder interests. Eligible employees who receive severance benefits under the Executive Severance Plan will be bound by certain restrictive covenants in favor of the Company, including confidentiality, non-disparagement and non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control” for additional information.
Other Compensation
BENEFITS
We provide various employee benefit programs to our Named Executive Officers, including medical, vision, dental, life insurance, accidental death & dismemberment, long-term disability, short-term disability, health savings accounts and wellness programs. These common benefit programs are generally available to all of our employees on a non-discriminatory basis.
401(K) PLAN AND DISCRETIONARY PROFIT-SHARING PROGRAM
We maintain a defined contribution pension plan (the “401(k) Plan”) for all full-time employees, including our Named Executive Officers, with at least three months of service. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The 401(k) Plan provides that each participant may contribute up to 60% of such person’s salary up to the legally allowed maximum amount.
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Compensation Discussion and Analysis
Additionally, our 401(k) Plan allows for discretionary employer contributions. We refer to our contributions to the 401(k) Plan as our “Profit-Sharing Program.” Under this program, any employee who meets the eligibility requirements, which includes, among others, one year of continuous employment with us, is eligible to receive Company contributions to their 401(k) account generally based on (i) the Company’s profitability during a given year and (ii) a percentage of their salary (in accordance with IRS rules, if a participant has a base salary greater than $330,000 in 2023, then $330,000 is used as the base salary for the purposes of this latter calculation). Beginning with Fiscal Year 2023, Company contributions vest over a period of four years (i.e. once an employee has served four years, he/she is fully vested in all past and future Company contributions). The amount of these contributions earned by the Named Executive Officers are disclosed in the “All Other Compensation” column of the Summary Compensation Table.
Other Equity-Related Policies
STOCK OWNERSHIP GUIDELINES
The Compensation Committee approved stock ownership guidelines for our management team. Pursuant to the guidelines, each of our executives with a title of Vice President and above is required to own shares of our common stock having an aggregate fair market value equal to or greater than a multiple of their base salary as set forth below (each as measured with reference to the base salary payable to each executive in the immediately preceding calendar year):
TITLE	MULTIPLE BASE SALARY
Chief Executive Officer	Five
Executive Vice President	Three
Senior Vice President and Vice President	Two
For purposes of the guidelines, the base salary payable will include all base salary payable in a given calendar year (even if the payment of which is deferred to a later calendar year). For purposes of the guidelines, an executive’s holdings include: (i) shares of our common stock owned separately by the executive or owned either jointly or with, or separately by, such person’s immediate family; (ii) shares of our common stock held in trust for the benefit of the executive or such person’s immediate family members; (iii) shares of our common stock purchased on the open market; (iv) shares of our common stock obtained through stock option exercises (and not thereafter sold); (v) vested but unexercised stock options; and (vi) shares of restricted stock and restricted stock units, in each case, whether vested or unvested; however, unvested PSUs are not included when calculating holdings. Executives have five years to attain the specified level of equity ownership. Executives must hold 50% “net shares” (shares of our common stock left after the tax liability is settled) received from their equity awards until the guidelines are met. Our Board may waive compliance with the guidelines on a case-by-case basis where these guidelines would place a severe hardship on an individual, but it is anticipated that waivers will be rare.
All of our Named Executive Officers already maintain an equity ownership position, through direct stock ownership and/or the ownership of stock option and RSU awards that meets the requirements of this policy. In addition to stock ownership levels, the Compensation Committee also periodically reviews our NEOs’ unvested equity levels along with proceeds received from periodic stock sales.
SECURITIES TRADING POLICY
Our Securities Trading Policy is designed to inform, educate and create reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. Our policy specifically prohibits, among other things all directors, officers and other employees from speculating in our stock, including trading in options, warrants, puts and calls, or similar derivative securities, selling our stock short and participating in hedging transactions. Our policy also prohibits our directors, officers and certain other employees from pledging our stock as collateral for a loan.
Except under limited circumstances (relating to Rule 10b5-1 trading plans), persons subject to our policy, their affiliates and certain members of their family may not engage in any transaction of Company securities (or assist or encourage other persons to do so) while aware of material non-public information relating to the Company. Our policy also implements quarterly
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Compensation Discussion and Analysis
trading blackout periods and pre-clearance requirements, and allows for special blackout periods, for our NEOs and other specified persons to reduce the likelihood of trading at times with significant risk of insider trading exposure.
Further, the policy includes Rule 10b5-1 trading plan guidelines to assist in compliance with the Rule 10b5-1 affirmative defense for insider trading liability, including that such plans can only be adopted or modified when the applicable person is permitted to transact in Company securities under the terms of the policy (including not being aware of any material non-public information), must include the minimum statutory cooling-off period between plan adoption and the first trade under such plan, and must comply with the prohibitions on multiple overlapping plans and limitations on single-trade plans. The adoption, modification or termination of any such plan is subject to pre-clearance requirements.
CLAWBACK POLICIES
Pre-October 2023 Policy. In the event that the Compensation Committee determines, in its discretion, that any fraud, willful misconduct or gross negligence by a current or former “Officer” (as that term is defined in Rule 16a-1(f) under the Exchange Act) caused or contributed, directly or indirectly, to the restatement of our reported financial results, our clawback policy, for incentive compensation received prior to October 2, 2023 (“Pre-October 2023 Clawback Policy”), empowers our Compensation Committee to seek recovery of or cancel any “Overpayment”, which is defined as the difference between (i) any incentive compensation paid, granted, vested, settled or accrued based on the belief that the Company, had met or exceeded performance goals that would not have been met had the financial information been accurate, and (ii) the incentive compensation which the Officer would have been paid or awarded based on the accurate financial information or restated results, as applicable. Under the Pre-October 2023 Clawback Policy, the Compensation Committee has discretion whether to seek recoupment, taking into account any factors as it deems appropriate.
Current Policy. As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board recently adopted a new Incentive Compensation Clawback Policy. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our executive officers on or after October 2, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statement that resulted in such persons receiving an amount that exceeded the amount that would have been received if based on the restated financial statements. There are limited exceptions to the recovery requirement as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The subject compensation will be determined without regard to any net settlement of, or taxes paid or payable or withheld on, such compensation, but there will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot indemnify, or pay or reimburse for insurance for, an executive officer for recoveries under this policy. The recovery period under the policy is three full years preceding the date our Board or a committee thereof concludes, or reasonably should have concluded, that an accounting restatement is required. If applicable, the Company will provide the current or former executive officer with a written demand for repayment or return and the method thereof (although the Company provides an executive officer with an opportunity to respond at a meeting or otherwise in advance of such formal notice). If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.
Incentive Plan Policies. The 2019 Incentive Plan and AIP incorporate by reference any Company clawback policies into such plans. In addition, the 2019 Incentive Plan provides that (i) if a participant receives any amount in excess of the amount the participant should have received under the terms of an award for any reason (including financial restatement, mistake in calculation or administrative error) or (ii) if the Compensation Committee determines a participant has engaged in specified detrimental activity (including the disclosure of proprietary or confidential information, activity that would be grounds for a for-cause termination, a breach of restrictive covenants, or fraud or contributing to any financial restatements or irregularities), then it may cancel all outstanding equity awards and require the repayment of any gain realized on the vesting or exercise of equity awards.
TIMING OF EQUITY AWARDS
The Compensation Committee does not coordinate the timing of equity awards to executive officers or employees with the release of material non-public information. Annual equity awards generally are made in the first quarter of each fiscal year during an open window period. New hire equity awards to executive officers are made shortly after commencement of employment.
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Compensation Discussion and Analysis
Initial Fiscal Year 2024 NEO Compensation Program Determinations
For Fiscal Year 2024, our Compensation Committee determined to revise the PSU performance metrics by utilizing three-year cumulative adjusted earnings per share growth in lieu of three-year cumulative adjusted EBITDA growth as a 50% weighted metric, while continuing to use three-year cumulative net sales as a 50% weighted metric. Our Compensation Committee desired to eliminate the performance metric overlap with the AIP. In selecting adjusted earnings per share as the new metric, our Compensation Committee noted that it more fully addresses a company’s long-term capital efficiency and capital deployment strategies because (i) it includes the impact of depreciation and amortization related to capital investments, which addresses capital efficiency, (ii) it includes income tax expense at a normalized effective tax rate, which addresses long-term tax efficiency, and (iii) it includes interest expense and diluted shares outstanding, which addresses financing and capital utilization strategies. Our long-term capital efficiency and capital deployment strategies are critical given our belief that new store growth remains a very significant and critical driver of long-term stockholder value, and our goal is to expand our store base by approximately 10% annually on average.
Except the foregoing change, our Compensation Committee determined to continue our existing NEO compensation programs for Fiscal Year 2024 in all material respects. In addition, our Compensation Committee made ordinary course changes to the Fiscal Year 2024 total target compensation of our NEOs, including (i) increasing base salaries by 3%-5%, and (ii) maintaining target bonus opportunity as a % of base salary and target equity opportunity as a % of base salary.
Tax and Accounting Implications
The Compensation Committee operates its compensation programs with the good faith intention of complying with Section 409A of the Code. We account for equity-based compensation with respect to our long-term equity incentive award programs in accordance with the requirements of FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718.
The employment agreement with Mr. Sheedy, the Executive Severance Plan and certain incentive plans and agreements may entitle participants to receive payments in connection with a change in control that may result in excess parachute payments. Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting “excess parachute payments” and Section 4999 of the Code imposes on the payee a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to specified persons that are contingent upon a change in control in an amount equal to or greater than three times the person’s base amount (i.e., the five-year average Form W-2 compensation). The excess parachute payments equal the portion of the parachute payments that exceeds one times the payee’s base amount. We are not obligated to pay any tax gross-ups with respect to the excise tax imposed on any person who received excess parachute payments, although our plans and agreements may contain provisions to limit or prevent parachute payments.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Code generally prohibits public companies from taking a tax deduction for compensation paid in excess of $1,000,000 to certain executive officers. Prior to its amendment as implemented by the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), Section 162(m) of the Code provided an exception from the compensation deduction limitations for compensation that was considered “qualified performance-based compensation” under the applicable regulations. Section 162(m) of the Code also provides that a company that becomes public in connection with an IPO is exempt from applying the compensation deduction limitations for a specified period of time following its IPO (the “IPO Transition Period”). The Tax Act’s amendment of Section 162(m) of the Code, among other things, eliminated, beginning in 2018, the exception to the compensation deduction limitations for “qualified performance-based compensation,” other than in limited circumstances. The IPO Transition Period for an IPO effectuated prior to December 20, 2019, was not impacted by the Tax Act’s amendments to Section 162(m) of the Code.
The Company completed its IPO in June 2019 and operated within its IPO Transition Period with respect to certain of its executive compensation plans until June 2023. Accordingly, any payments made under these incentive compensation plans following the expiration of the Company’s IPO Transition Period to employees covered by Section 162(m) of the Code are subject to the compensation deduction limitations set forth in Section 162(m) of the Code. In order to maintain flexibility, the
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Compensation Discussion and Analysis
Compensation Committee retains the authority to authorize compensation that may not be deductible if the Compensation Committee believes doing so is in the best interests of the Company.
NONQUALIFIED DEFERRED COMPENSATION
Section 409A of the Code requires that nonqualified deferred compensation be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our Named Executive Officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.
COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on our review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for Fiscal Year 2023.
Compensation Committee
Kenneth W. Alterman, Chair
Carey F. Jaros
Erik D. Ragatz
The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.
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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table in Fiscal Years 2023, 2022 and 2021
The following table summarizes the total compensation earned by our Named Executive Officers for the fiscal years indicated. We have omitted from this table the columns for Change in Pension Value and Nonqualified Deferred Compensation Earnings, because no Named Executive Officer received such types of compensation during the fiscal years covered.
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Robert J. Sheedy, Jr.(5) President and Chief Executive Officer	2023	922,466	3,996,047	1,283,368	37,890	6,239,771
	2022	617,333	1,854,087	652,564	45,520	3,169,504
	2021	599,369	1,800,116	—	1,860	2,401,345
Charles C. Bracher(6) Former EVP, Chief Financial Officer	2023	592,904	1,189,080	395,937	37,890	2,215,811
	2022	571,026	1,143,371	482,891	45,732	2,243,020
	2021	554,375	1,110,081	—	1,860	1,666,317
Steven K. Wilson EVP, Chief Purchasing Officer	2023	448,767	1,125,030	299,684	37,840	1,911,321
	2022	411,538	1,030,000	290,017	44,740	1,776,295
	2021	399,039	1,000,045	—	2,532	1,401,615
Pamela B. Burke EVP, Chief Stores Officer	2023	482,275	967,212	322,060	37,840	1,809,387
	2022	466,345	930,032	392,790	59,472	1,848,639
	2021	429,528	860,088	—	16,784	1,306,400
Andrea R. Bortner(7) EVP, Chief Human Resources Officer	2023	440,125	882,695	293,913	37,940	1,654,673

(1)
Amounts reported in the “Salary” column represent the base salary earned by each Named Executive Officer during the fiscal year covered. For a description of salary increases see “Compensation Discussion and Analysis.”

(2)
Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of PSUs and RSUs granted. See the “Grants of Plan-Based Awards Table” for further information on the number of PSUs and RSUs granted to our Named Executive Officers in Fiscal Year 2023. These amounts reflect the grant date fair value of the awards (and for the PSUs, the grant date fair value at target), and do not correspond to the actual value that may be realized by the Named Executive Officer. The grant date fair value of the PSUs and RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. See Note 8, Share-based Awards to our consolidated financial statements contained in our 2023 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with FASB ASC Topic 718. For the PSUs granted in Fiscal Year 2023, the amounts reported are based on target achievement, which was the probable outcome of the related performance conditions as of the grant date. The aggregate grant date fair value of these awards, assuming achievement at the target and the maximum level of performance (the latter of which is 200% of the target amount) is shown in the chart below for each Named Executive Officer.

NEO	GRANT DATE FAIR VALUE OF PSUs GRANTED IN 2023 AT TARGET PERFORMANCE ($)	GRANT DATE FAIR VALUE OF PSUs GRANTED IN 2023 AT MAXIMUM PERFORMANCE ($)
Robert J. Sheedy, Jr.	2,797,225	5,594,450
Charles C. Bracher	713,442	1,426,885
Steven K. Wilson	675,018	1,350,036
Pamela B. Burke	580,322	1,160,644
Andrea R. Bortner	529,617	1,059,234

(3)
Amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the annual incentive bonus amounts earned by each Named Executive Officer pursuant to the AIP during the fiscal year covered. No amounts were earned for Fiscal Year 2021.

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Named Executive Officer Compensation Tables
(4)
Amounts reported in the “All Other Compensation” column represent the following with respect to each Named Executive Officer in the Fiscal Year 2023:

NEO	PROFIT SHARING CONTRIBUTION UNDER THE 401(K) PLAN ($)	HEALTH SAVING ACCOUNT CONTRIBUTION ($)	COMPANY-PAID GROUP TERM LIFE INSURANCE ($)
Robert J. Sheedy, Jr.	36,300	1,050	540
Charles C. Bracher	36,300	1,050	540
Steven K. Wilson	36,300	1,000	540
Pamela B. Burke	36,300	1,000	540
Andrea R. Bortner	36,300	1,100	540

(5)
Mr. Sheedy was promoted from President to President and Chief Executive Officer effective January 1, 2023. The compensation shown for Fiscal Years 2021 and 2022 reflect the compensation he received in his role as President.

(6)
Mr. Bracher resigned from the Company effective March 1, 2024, but he received his full annual incentive bonus due to a consulting agreement with the Company.

(7)
Ms. Bortner was not a Named Executive Officer in Fiscal Years 2021 and 2022 and therefore her compensation information for such fiscal years is not included herein.

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Named Executive Officer Compensation Tables
Grants of Plan-Based Awards in Fiscal Year 2023
The following table provides information with respect to grants of plan-based awards to our Named Executive Officers in 2023 under our AIP and 2019 Incentive Plan.
			ESTIMATED POSSIBLE PAYOUTS UNDER NON EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(4)
NAME	GRANT DATE	TYPE OF AWARD	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Robert J. Sheedy, Jr.	N/A	Performance-Based Cash Award (AIP)	231,250	1,156,250	2,312,500	—	—	—	—	—
	3/2/2023	Performance-Based Restricted Stock Unit	—	—	—	25,625	102,500	205,000	—	2,797,225
	3/2/2023	Time-Based Restricted Stock Unit	—	—	—	—	—	—	43,929	1,198,822
Charles C. Bracher	N/A	Performance-Based Cash Award (AIP)	71,344	356,720	713,439	—	—	—	—	—
	3/2/2023	Performance-Based Restricted Stock Unit	—	—	—	6,536	26,143	52,286	—	713,442
	3/2/2023	Time-Based Restricted Stock Unit	—	—	—	—	—	—	17,429	475,637
Steven K. Wilson	N/A	Performance-Based Cash Award (AIP)	54,000	270,000	540,000	—	—	—	—	—
	3/2/2023	Performance-Based Restricted Stock Unit	—	—	—	6,184	24,735	49,470	—	675,018
	3/2/2023	Time-Based Restricted Stock Unit	—	—	—	—	—	—	16,490	450,012
Pamela B. Burke	N/A	Performance-Based Cash Award (AIP)	58,032	290,160	580,320	—	—	—	—	—
	3/2/2023	Performance-Based Restricted Stock Unit	—	—	—	5,316	21,265	42,530	—	580,322
	3/2/2023	Time-Based Restricted Stock Unit	—	—	—	—	—	—	14,177	386,890
Andrea R. Bortner	N/A	Performance-Based Cash Award (AIP)	52,960	264,801	529,601	—	—	—	—	—
	3/2/2023	Performance-Based Restricted Stock Unit	—	—	—	4,852	19,407	38,814	—	529,617
	3/2/2023	Time-Based Restricted Stock Unit	—	—	—	—	—	—	12,938	353,078

(1)
See “Compensation Discussion and Analysis—Elements of Fiscal Year 2023 NEO Compensation Program” for a description of our annual performance-based cash bonus plan. The amounts in the “Target” column represent the target amounts available under the Fiscal Year 2023 AIP with respect to each Named Executive Officer. For purposes of this table, the “Threshold” amount shown represents an assumption that the Company achieves only the threshold level of adjusted EBITDA performance.

(2)
The PSUs vest (if at all) based on achievement of performance goals over a three-year performance period.

(3)
The RSUs vest in three equal annual installments on the three anniversary dates following the vesting commencement date.

(4)
The amounts included in this column represent the grant date fair value of equity awards granted to our Named Executive Officers under the 2019 Incentive Plan, computed in accordance with FASB ASC Topic 718. The grant date fair value of the PSUs and RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. The grant date fair value of the PSUs was computed based upon target achievement, which was the probable outcome of the performance conditions as of the grant date. See footnote 2 to the Summary Compensation Table.

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Named Executive Officer Compensation Tables
Narrative Disclosure to Summary Compensation Table and Grants of
Plan-Based Awards
Our “Compensation Discussion and Analysis” section of this Proxy Statement describes all material factors necessary to understand and give context to the information in the two preceding tables for Fiscal Year 2023.
In February 2024, the Compensation Committee determined our performance achievement applicable to the Fiscal Year 2021 PSUs. Three-year cumulative revenue was $10.627 billion, which resulted in a 105% payout for that weighted metric, and three-year cumulative adjusted EBITDA growth was 18.6%, which resulted in a 115% payout for that weighted metric. Therefore, earned Fiscal Year 2021 PSUs represented a combined achievement of 110% of the target PSUs granted. See “Compensation Discussion and Analysis” for additional information.
For Fiscal Years 2023 and 2022, each of our NEOs received profit-sharing contributions under our 401(k) Plan, which are included under “All Other Compensation” in the Summary Compensation Table. No payments under this program were made for Fiscal Year 2021.
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Named Executive Officer Compensation Tables
Outstanding Equity Awards at 2023 Fiscal Year End
The following table includes certain information with respect to outstanding equity awards held by our Named Executive Officers as of December 30, 2023. All specified vesting dates noted below are subject to continued employment or service with us through the applicable vesting date for stock options and RSUs, and through the Compensation Committee’s determination date of achievement for PSUs.
		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)
Robert J. Sheedy, Jr.	11/25/2014	10,389	—	3.81	11/25/2024	—	—	—	—
	6/19/2019	91,195	—	22.00	6/19/2029	—	—	—	—
	3/4/2021	—	—	—	—	6,771(2)	182,546	33,514(3)	903,537(3)
	3/3/2022	—	—	—	—	17,044(2)	459,506	76,694(3)	2,067,670(3)
	3/2/2023	—	—	—	—	43,929(2)	1,184,326	205,000(3)	5,526,800(3)
Charles C. Bracher	11/25/2014	25,000	—	7.13	11/25/2024	—	—	—	—
	6/19/2019	91,195	—	22.00	6/19/2029	—	—	—	—
	3/4/2021	—	—	—	—	4,176(2)	112,585	20,667(3)	557,182(3)
	3/3/2022	—	—	—	—	10,510(2)	283,350	47,296(3)	1,275,100(3)
	3/2/2023	—	—	—	—	17,429(2)	469,886	52,286(3)	1,409,631(3)
Steven K. Wilson	11/25/2014	5,522	—	3.81	11/25/2024	—	—	—	—
	11/25/2014	26,495	—	7.13	11/25/2024	—	—	—	—
	6/19/2019	56,120	—	22.00	6/19/2029	—	—	—	—
	3/4/2021	—	—	—	—	3,762(2)	101,424	18,619(3)	501,968(3)
	3/3/2022	—	—	—	—	9,468(2)	255,257	42,606(3)	1,148,658(3)
	3/2/2023	—	—	—	—	16,490(2)	444,570	49,470(3)	1,333,711(3)
Pamela B. Burke	3/31/2017	7,015	—	8.57	3/31/2027	—	—	—	—
	12/26/2018	20,105	—	11.64	12/26/2028	—	—	—	—
	12/26/2018	34,105	—	11.64	12/26/2028	—	—	—	—
	6/19/2019	63,135	—	22.00	6/19/2029	—	—	—	—
	3/4/2021	—	—	—	—	3,235(2)	87,216	16,013(3)	431,710(3)
	3/3/2022	—	—	—	—	8,550(2)	230,508	38,470(3)	1,037,151(3)
	3/2/2023	—	—	—	—	14,177(2)	382,212	42,530(3)	1,146,609(3)
Andrea R. Bortner	3/4/2021	—	—	—	—	3,100(2)	83,576	15,342(3)	413,620(3)
	3/3/2022	—	—	—	—	7,802(2)	210,342	35,108(3)	946,512(3)
	3/2/2023	—	—	—	—	12,938(2)	348,808	38,814(3)	1,046,425(3)

(1)
The amounts shown in this column represent the number of shares of our common stock that have not vested multiplied by $26.96, the closing price per share of our common stock on December 29, 2023, the last trading day of Fiscal Year 2023.

(2)
Each RSU vests in three equal annual installments over the three-year period measured from the vesting commencement date of March 1, 2021 (for Fiscal Year 2021 grants), March 1, 2022 (for Fiscal Year 2022 grants), or March 1, 2023 (for Fiscal Year 2023 grants).

(3)
The number and market value of the PSUs reported for Fiscal Year 2021 grants represent the unvested portion of this award which vested on February 29, 2024, upon certification of the performance results by the Compensation Committee following the performance period ending December 30, 2023. The number of shares reported is based on actual performance for the 2021-2023 performance period. For additional information on the actual performance and payout of the Fiscal Year 2021 award, please see the “Compensation Discussion and Analysis” section. The number and market value of the PSUs reported for Fiscal Year 2022 and Fiscal 2023 grants reflect maximum performance because performance through the last day of Fiscal Year 2023, was tracking above the target payout level. The actual numbers of shares of our common stock that will be distributed for Fiscal Years 2022 and 2023 at the end of the three-year performance period are not yet determinable. The PSUs will vest (if at all) based on the achievement of cumulative operating goals over a three-year performance period. See “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation” for more information on the cumulative operating goals.

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Named Executive Officer Compensation Tables
Option Exercises and Stock Vested During Fiscal Year 2023
The following table provides information about the value realized by the Named Executive Officers on the exercise of stock options and the vesting of stock awards during Fiscal Year 2023.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Robert J. Sheedy, Jr.	—	—	67,040	1,772,538
Charles C. Bracher	106,612	2,633,072	47,659	1,260,104
Steven K. Wilson	—	—	38,078	1,006,782
Pamela B. Burke	—	—	37,132	981,770
Andrea R. Bortner	—	—	40,828	1,091,857

(1)
Based on the amount by which the closing price of a share of our common stock (as quoted by Nasdaq) on the dates of exercise exceeded the applicable exercise price per share of the option, multiplied by the number of shares of our common stock acquired.

(2)
Based on the number of RSUs vested multiplied by the closing price of our common stock (as quoted by Nasdaq) on the vesting date.

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Named Executive Officer Compensation Tables
Potential Payments Upon Termination or Change in Control
The information below describes and estimates certain compensation that would have been payable to our Named Executive Officers under existing plans and arrangements if a qualifying termination or change in control occurred on December 30, 2023, the last day of Fiscal Year 2023. These benefits are in addition to benefits available generally to salaried employees. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those estimated below. Factors that could affect these amounts include the timing during the year of any such event and the trading price of our common stock at that time. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if any assumption used to prepare this information is not correct in fact.
SEVERANCE BENEFITS UPON TERMINATION FOR MR. SHEEDY
The employment agreement for Mr. Sheedy provides that in the event of a termination of employment without Cause or resignation for Good Reason (as defined in his agreement) he is entitled to (i) accrued base salary and benefits, (ii) continued payment of his base salary in equal installments in accordance with the Company’s regular payroll practices for a period of 24 months; (iii) an amount equal to two times his target bonus for the year in which the termination date occurs, payable in equal installments for a period of 24 months; (iv) payment for up to 18 months of medical and dental benefits; (v) any unpaid bonus in respect of any fiscal year completed prior to the date of termination; (vi) subject to the satisfaction of applicable performance objectives, payment of a pro-rated bonus with respect to the fiscal year of termination; and (vii) pro-rated vesting of any outstanding time-based restricted stock units or stock options, calculated, in each case, as of the date of termination (“Pro Rata Vesting Rights”). Further, if Mr. Sheedy’s employment is terminated by reason of his death or Disability (as defined in the Employment Agreement), he will be entitled to (i) Pro Rata Vesting Rights; (ii) accrued base salary and benefits; (iii) a lump sum amount equal to his pro rata target annual bonus for the year in which the termination occurs; and (iv) any unpaid bonus in respect of any fiscal year completed prior to the date of termination. Upon the effectiveness of such agreement, Mr. Sheedy no longer participated in the Company’s Executive Severance Plan. In consideration for the benefits provided to Mr. Sheedy, the Employment Agreement contains non-competition covenants during the term of the agreement as well as confidentiality and non-solicitation covenants.
EXECUTIVE SEVERANCE PLAN
On November 9, 2020, the Compensation Committee adopted the Executive Severance Plan to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Executive Severance Plan. Eligible employees under the Executive Severance Plan in Fiscal Year 2023 included all of our Named Executive Officers, other than Mr. Sheedy due to his employment agreement.
Non-Change-in-Control Severance
Our Executive Severance Plan provides that, if a participant at the executive vice president level or senior vice president level experiences a termination by the Company without Cause (as defined in the 2019 Incentive Plan) or by the participant for Good Reason (as defined in the Executive Severance Plan), either of which is referred to as a “covered termination,” not in connection with a Change in Control (as defined in the 2019 Incentive Plan), the Company will provide the participant with the following severance payments and benefits, subject to his or her continued compliance with a restrictive covenant agreement and the execution and non-revocation of a release of claims. The severance payments and benefits provided to our applicable Named Executive Officers are as follows:
•
an amount equal to 1.0 times the sum of the participant’s annual base salary and target annual bonus, payable in accordance with the Company’s normal payroll practice over 12 months; and

•
subject to the participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 12 months.

Change-in-Control Severance
Under the terms of the Executive Severance Plan, if a participant at the executive vice president or senior vice president level experiences a covered termination within 18 months following a Change in Control, the Company will provide the participant
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with the following severance payments and benefits, subject to his or her continued compliance with a restrictive covenant agreement and the execution and non-revocation of a release of claims. The payments and benefits provided to our applicable Named Executive Officers are as follows:
•
an amount equal to 1.5x times the sum of the participant’s annual base salary and target annual bonus, in each case, payable in a lump sum within 60 days following termination of employment; and

•
subject to the participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 18 months.

Eligible employees who receive severance benefits under the Executive Severance Plan will be bound by certain restrictive covenants in favor of the Company, including confidentiality, non-disparagement and non-solicitation covenants.
The Executive Severance Plan provides that if payments and benefits provided to the participant would constitute an “excess parachute payment” for purposes of Section 280G of the Code, the participant will either have his or her payments and benefits reduced to the highest amount that could be paid without triggering Section 280G or receive the after-tax amount of his or her payment and benefits, whichever results in the greater after-tax benefit, taking into account the excise tax imposed under Section 4999 of the Code and any applicable federal, state and local taxes.
The Executive Severance Plan may be amended, terminated or discontinued in whole or in part, at any time and from time to time at the discretion of the Board or the Compensation Committee; provided, however, that no adverse amendment, termination or discontinuance may be made without the consent of a participant who has undergone a covered termination prior to the effective date of any such adverse amendment, termination or discontinuance. In addition, following a Change in Control, the Executive Severance Plan may not be amended, terminated or discontinued in whole or in part, at any time prior to the second anniversary of the date of such change in control without the written consent of an affected participant.
ACCELERATED VESTING OF EQUITY AWARDS UPON CERTAIN EVENTS
Except as set forth below or in an employment agreement (described above), unvested equity awards will terminate as of termination of employment or service.
Performance-Vesting Stock Units (PSUs)
Each of our Named Executive Officers were also granted PSUs under the 2019 Incentive Plan (with all defined terms below defined in the 2019 Incentive Plan). Those awards provide for the following vesting upon various events:
•
if the participant undergoes a termination as a result of participant’s death or disability prior to a Change in Control, a prorated portion of the PSU will vest (at target performance) on the date of such termination;

•
in the event a participant undergoes a termination without Cause a prorated portion of the PSU will remain outstanding, and, in the event of a subsequent Change in Control following such termination, the outstanding portion of the PSU will vest at target performance; and

•
in the event a participant undergoes a termination (i) without Cause, (ii) for Good Reason or (iii) by reason of death or disability, in each case following a Change in Control, the earned PSU will vest in full at target performance on the date of such termination.

Time-Vesting Restricted Stock Units (RSUs)
Each of our Named Executive Officers was also granted RSUs under the 2019 Incentive Plan (with all defined terms below defined in 2019 Incentive Plan). Those awards provide for full acceleration of the award if the participant undergoes a termination without Cause following a Change in Control.
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POTENTIAL PAYMENTS UPON TERMINATION OR AFTER CHANGE IN CONTROL
(AS OF DECEMBER 30, 2023)
The following table describes the potential payments and benefits that would have been payable to our Named Executive Officers under existing plans and arrangements if a qualifying termination or change in control occurred on December 30, 2023, the last business day of our Fiscal Year 2023. The amounts shown in the tables do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of our Named Executive Officers.
NAME	TRIGGERING EVENT	SALARY ($)	BONUS ($)	HEALTH BENEFITS CONTINUATION COVERAGE ($)	VALUE OF OPTION ACCELERATION ($)	VALUE OF TIME-BASED RSU ACCELERATION ($)	VALUE OF PSU AWARD ACCELERATION ($)	TOTAL ($)
Robert J. Sheedy, Jr.	Termination Without Cause or for Good Reason(1)	1,850,000	3,468,750	57,663	—	670,333	—	6,046,746
	Death or Disability prior to Change in Control	—	1,156,250(2)	—	—	670,333(2)	2,431,747(3)	4,258,330
	Termination Without Cause after Change in Control	—	—	—	—	1,826,378(3)	4,618,625(3)	6,445,003
	Death or Disability after a Change in Control	—	—	—	—	—	4,618,625(3)	4,618,625
Charles C. Bracher	Termination Without Cause or for Good Reason(4)	594,533	356,720	38,633	—	—	—	989,886
	Qualifying Termination after Change in Control	891,800	535,080(4)	49,492(4)	—	865,820(3)	1,848,890(3)	4,191,081
	Death or Disability prior to Change in Control	—	—	—	—	—	1,166,496(3)	1,166,496
	Death or Disability after to Change in Control	—	—	—	—	—	1,848,890(3)	1,848,890
Steven K. Wilson	Termination Without Cause after Change in Control	450,000	270,000	38,373	—	—	—	758,373
	Qualifying Termination after Change in Control	675,000(4)	405,000(4)	49,425(4)	—	801,251(3)	1,697,509(3)	3,628,185
	Death or Disability prior to Change in Control	—	—	—	—	—	1,061,496(3)	1,061,496
	Death or Disability after a Change in Control	—	—	—	—	—	1,697,509(3)	1,697,509
Pamela B. Burke	Termination Without Cause or for Good Reason(4)	483,600	290,160	38,633	—	—	—	821,393
	Qualifying Termination after Change in Control	725,400(4)	435,240(4)	49,492(4)	—	699,936	1,484,337(3)	3,394,405
	Death or Disability prior to Change in Control	—	—	—	—	—	929,275(3)	929,275
	Death or Disability after to Change in Control	—	—	—	—	—	1,484,337(3)	1,484,337
Andrea R. Bortner	Termination Without Cause after Change in Control	441,334	264,800	38,633	—	—	—	744,767
	Qualifying Termination after Change in Control	662,001(4)	397,201(4)	49,492(4)	—	642,726(3)	1,372,480(3)	3,123,899
	Death or Disability prior to Change in Control	—	—	—	—	—	865,919(3)	865,919
	Death or Disability after a Change in Control	—	—	—	—	—	1,372,480(3)	1,372,480

(1)
The employment agreement for Mr. Sheedy provides that in the event of a termination of employment without Cause or resignation for Good Reason, he would be entitled to (i) accrued base salary and benefits, (ii) continued payment of his base salary in equal installments in accordance with the Company’s regular payroll practices for a period of 24 months, (iii) an amount equal to two times his target bonus for the year in which the termination

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date occurs, payable in equal installments for a period of 24 months; (iv) payment for up to 18 months of medical and dental benefits, (v) any unpaid bonus in respect of any fiscal year completed prior to the date of termination, (vi) subject to the satisfaction of applicable performance objectives, payment of a pro-rated bonus with respect to the fiscal year of termination, and (vii) pro-rated vesting of any outstanding time-based restricted stock units or stock options, calculated, in each case, as of the date of termination (“Pro Rata Vesting Rights”). For purposes of calculating (iv) we used the COBRA premium amounts. The amount shown under the “Bonus” column reflects (iii) and (vi), with the latter being calculated at target performance.
(2)
The employment agreement for Mr. Sheedy provides that if his employment was terminated by reason of his death or disability, he would be entitled to (i) Pro Rata Vesting Rights, (ii) accrued base salary and benefits, (iii) a lump sum amount equal to his pro rata target annual bonus for the year in which the termination occurs, and (iv) any unpaid bonus in respect of any fiscal year completed prior to the date of termination.

(3)
The form of Time-Based Restricted Stock Unit Notice and Agreement under our 2019 Incentive Plan provides, among other terms, full acceleration of the award if the participant undergoes a termination without Cause following a Change in Control. Additionally, the form of Performance Stock Unit Grant Notice and Agreement under our 2019 Incentive Plan provides, among other terms, (i) in the event a participant undergoes a termination as a result of participant’s death or disability prior to a Change in Control, then a prorated portion of the PSU will vest, with such proration based on the number of days elapsed from the commencement of the performance period through the date of such termination and (ii) in the event a participation undergoes a termination after a Change in Control either without Cause, for Good Reason or due to participant’s death or disability, then the PSUs will vest in full at target performance as of the date of such termination.

(4)
In connection with the Executive Severance Plan described above each of our NEOs (other than Mr. Sheedy for Fiscal Year 2023) is entitled to the following benefits if he or she is terminated without Cause, or by the participant for Good Reason not in connection with a Change in Control: (i) 1.0 times the sum of the participant’s annual base salary and target bonus, payable in accordance with our regular payroll practices over 12 months and (ii) subject to participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 12 months.

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Pay Versus Performance
The following table provides information about the relationship between executive compensation actually paid and certain financial performance of the Company. Please see “Compensation Discussion and Analysis” for a discussion of our compensation philosophy, objectives, process and components of our NEO compensation program, including how the Compensation Committee structures our NEO compensation program to motivate and reward the achievement of performance-based financial goals that align with our operational and strategic objectives. The SEC-defined Compensation Actually Paid (“CAP”) data set forth in the table below does not reflect amounts actually realized by our NEOs, and the Compensation Committee has not used or considered CAP previously in establishing the NEO compensation program. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting fiscal year. Accordingly, CAP may be positive or negative in an applicable given year solely due to adjustments made. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section above, the PSUs are subject to multi-fiscal year performance conditions tied to objective performance metrics and all of the RSUs and PSUs are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest (or thereafter upon exercise, in the case of outstanding stock options).
							VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
FISCAL YEAR (a)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO PRIOR TO 2023 ($)(1) (b-1)	COMPENSATION ACTUALLY PAID TO PEO PRIOR TO 2023 ($)(2) (c-1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO DURING 2023 ($)(1) (b-2)	COMPENSATION ACTUALLY PAID TO PEO DURING 2023 ($)(2) (c-2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON- PEO NEOS ($)(3) (d)	AVERAGE COMPENSATION ACTUALLY PAID TO NON- PEO NEOS ($)(4) (e)	TOTAL SHAREHOLDER RETURN ($)(5) (f)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(6) (g)	NET INCOME (thousands) ($)(7) (h)	ADJUSTED EBITDA (thousands) ($)(8) (i)
2023	—	—	6,239,771	7,950,403	1,897,798	2,297,082	80.55	136.50	79,437	252,621
2022	5,330,287	8,453,783	—	—	2,259,365	3,264,167	87.21	118.60	65,052	214,682
2021	4,008,965	(515,014)	—	—	1,693,919	25,605	84.49	172.04	62,310	182,892
2020	5,452,022	12,956,398	—	—	2,278,353	4,068,193	117.27	147.65	106,713	212,705

(1)
The dollar amounts reported in column (b-1) are the amounts of total compensation reported for Eric J. Lindberg, Jr. (our Chief Executive Officer during Fiscal Years 2020 through 2022) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table in the Company’s proxy statement for the 2023 annual meeting of stockholders. The dollar amounts reported in column (b-2) is the amount of total compensation reported for Robert J. Sheedy, Jr. (our President and Chief Executive Officer during Fiscal Year 2023) for Fiscal Year 2023 in the “Total” column of the Summary Compensation Table.

(2)
The dollar amounts reported in column (c-1) and (c-2) represent the amount of “compensation actually paid” to Mr. Lindberg (for Fiscal Years 2020 through 2022) and to Mr. Sheedy (for Fiscal Year 2023), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Lindberg or Mr. Sheedy during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following table provides the adjustments that were made to Mr. Lindberg’s total compensation for Fiscal Years 2020 through 2022 and for Mr. Sheedy for Fiscal Year 2023 to determine the compensation actually paid. No amounts were reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for any applicable fiscal year, and therefore no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year.

FISCAL YEAR	REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)	REPORTED VALUE OF EQUITY AWARDS ($)(a)	EQUITY AWARD ADJUSTMENTS ($)(b)	COMPENSATION ACTUALLY PAID TO PEO ($)
2023	6,239,771	(3,996,047)	5,706,679	7,950,403
2022	5,330,287	(3,300,033)	6,423,529	8,453,783
2021	4,008,965	(3,200,036)	(1,323,943)	(515,014)
2020	5,452,022	(3,090,028)	10,594,404	12,956,398

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable fiscal year.

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(b)
The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following: (i) the fiscal year-end fair value of any equity awards granted in the applicable fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) the amount of change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the applicable fiscal year; (iii) for awards granted in prior fiscal years that vest in the applicable fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (iv) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the applicable fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. No awards were granted and vested in the same fiscal year for any applicable fiscal year and no dividends or other earnings were paid on stock or option awards (that were not otherwise reflected in fair value or total compensation) in any applicable fiscal year. The fair values of RSUs and PSUs included in the CAP to our PEO and the Average CAP to our other NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in our Annual Report on Form 10-K for Fiscal Year 2023. Any changes to the RSU and PSU fair values from the grant date (for current fiscal year grants) and from prior fiscal year-end (for prior fiscal year grants) are based on our updated stock price at the respective measurement dates, and for PSUs, updated performance metric projections.

The following table provides the amounts deducted or added in calculating the equity award adjustments for Mr. Lindberg during Fiscal Years 2020 through 2022 and for Mr. Sheedy during Fiscal Year 2023.
FISCAL YEAR	FISCAL YEAR END FAIR VALUE OF EQUITY AWARDS GRANTED IN THE FISCAL YEAR ($)	FISCAL YEAR OVER FISCAL YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FISCAL YEAR OVER FISCAL YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR FISCAL YEARS THAT VESTED IN THE YEAR ($)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
2023	5,605,766	214,800	(113,887)	5,706,679
2022	4,947,547	1,477,897	(1,915)	6,423,529
2021	2,016,720	(3,312,680)	(27,983)	(1,323,943)
2020	4,439,607	1,142,154	5,012,643	10,594,404

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding the applicable PEO) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. The names of each of the NEOs (excluding for the applicable PEO) included for purposes of calculating the average amounts in each applicable fiscal year are as follows: (i) for Fiscal Year 2023, Charles C. Bracher, Steven K. Wilson, Pamela B. Burke and Andrea R. Bortner; (ii) for Fiscal Years 2022 and 2021, Charles C. Bracher, Robert J. Sheedy, Jr., Steven K. Wilson and Pamela B. Burke; and (ii) for Fiscal Year 2020, Charles C. Bracher, Robert J. Sheedy, Jr., Pamela B. Burke and Heather L. Mayo. Refer to “Named Executive Officer Compensation Tables—Summary Compensation Table in Fiscal Years 2023, 2022 and 2021” herein, and “Executive Compensation—Summary Compensation Table” in the Company’s proxy statement for the 2020 annual meeting of stockholders.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the applicable PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the applicable PEO) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following table provides the adjustments that were made to average total compensation for the NEOs as a group (excluding the applicable PEO) for Fiscal Year 2023 to determine the compensation actually paid, using the same methodology described above in Note 2. No amounts were reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for any applicable fiscal year, so no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year, and therefore no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year.

FISCAL YEAR	AVERAGE REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR NON- PEO NEOS ($)	AVERAGE REPORTED VALUE OF EQUITY AWARDS ($)	AVERAGE EQUITY AWARD ADJUSTMENTS ($)(a)	AVERAGE COMPENSATION ACTUALLY PAID TO NON- PEO NEOS ($)
2023	1,897,798	(1,041,004)	1,440,288	2,297,082
2022	2,259,365	(1,239,373)	2,244,175	3,264,167
2021	1,693,919	(1,192,583)	(475,731)	25,605
2020	2,278,353	(1,092,192)	2,882,032	4,068,193
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(a)
See Note (b) to footnote (2) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The following table provides the amounts deducted or added in calculating the total average equity award adjustments for the NEOs as a group (excluding the applicable PEO).

FISCAL YEAR	AVERAGE FISCAL YEAR END FAIR VALUE OF EQUITY AWARDS ($)	FISCAL YEAR OVER FISCAL YEAR AVERAGE CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FISCAL YEAR OVER FISCAL YEAR AVERAGE CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR FISCAL YEARS THAT VESTED IN THE FISCAL YEAR ($)	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS ($)
2023	1,398,644	113,942	(72,298)	1,440,288
2022	1,770,827	462,087	11,261	2,244,175
2021	780,129	(1,211,359)	(44,501)	(475,731)
2020	1,495,126	391,680	995,226	2,882,032

(5)
Based on the Cumulative TSR as of the end of the applicable fiscal year, which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq US Benchmark General Retailers Index.

(7)
The dollar amounts reported represent the amount of net income reflected in our audited consolidated financial statements for the applicable fiscal year.

(8)
Adjusted EBITDA is defined as net income before net interest expense, income taxes, depreciation and amortization expenses, share-based compensation expense, asset impairment and gain or loss on disposition and certain other expenses that may not be indicative of, or are unrelated to, our core operating results, and that may vary in frequency or magnitude. Beginning with the fourth quarter of fiscal 2022, we updated our definition of adjusted EBITDA to exclude the impact of non-cash rent expense and the provision for (write-off of) accounts receivable reserves. The presentation for adjusted EBITDA for Fiscal Years 2021 and 2020 has been recast to reflect these changes. While we use other financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that adjusted EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by us to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance. For Fiscal Year 2023 and prior years adjusted EBITDA was used as a significant performance metric for both our AIP and for PSUs. We may determine a different financial performance measure to be the most important financial performance measure in future fiscal years.

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” a significant portion of our executive pay is tied to Company performance in line with our compensation philosophy. Our executive compensation program rewards the achievement of specific short-term (annual) and long-term financial goals, which are aligned with our operational and strategic objectives. The most important financial performance measures used by us to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
•
Adjusted EBITDA;

•
Comparable store sales growth; and

•
Net sales.

Analysis of the Information Presented in the Pay Versus Performance Table
The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including “compensation actually paid”, as required by Item 402(v) of Regulation S-K. The Compensation
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Committee has not previously used or considered “compensation actually paid” as computed in accordance with Item 402(v) of Regulation S-K to set NEO target pay or align our NEO compensation to Company performance. See “Compensation Discussion and Analysis” for a discussion of how the Compensation Committee designs our executive compensation program and sets NEO target pay.
Compensation Actually Paid and Cumulative TSR; Cumulative TSR of the Company and Nasdaq US Benchmark General Retailers Index.
The following chart presents the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our NEOs as a group (excluding the PEO) for 2020 through 2023 in comparison to our cumulative TSR and the TSR of the Nasdaq US Benchmark General Retailers Index for such years.

Compensation Actually Paid versus Total Shareholder Return
$13,000,000
$9,750,000
$6,500,000
$3,250,000
$0
$200
$150
$100
$50
$0
Total Shareholder Return
2020
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR
Nasdaq US Benchmark General Retailers Index TSR

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Compensation Actually Paid and Net Income
The following chart presents the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our NEOs as a group (excluding the PEO) for 2020 through 2023 in comparison to our net income for such years.

Compensation Actually Paid versus Net Income
$13,000,000
$9,750,000
$6,500,000
$3,250,000
$0
$150,000
$112,500
$75,000
$37,500
$0
Net Income (amounts in thousands)
2020
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Net Income

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Compensation Actually Paid and Adjusted EBITDA
The following chart presents the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our NEOs as a group (excluding the PEO) for 2020 through 2023 in comparison to our adjusted EBITDA for such years.

Compensation Actually Paid versus Adjusted EBITDA
$13,000,000
$9,750,000
$6,500,000
$3,250,000
$0
$300,000
$225,000
$150,000
$75,000
$0
Adjusted EBITDA (in thousands)
2020
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Adjusted EBITDA

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CEO PAY RATIO
We are providing the following information regarding the ratio of the annual total compensation of Robert J. Sheedy, Jr., our President and Chief Executive Officer during Fiscal Year 2023, to the annual total compensation of our median employee.
For Fiscal Year 2023:
MEDIAN EMPLOYEE	The annual total compensation of our median compensated employee (other than our President and CEO) was $70,071
CHIEF EXECUTIVE OFFICER	The annual total compensation of our President and CEO, as reported in the Summary Compensation Table above, was $6,239,771
PAY RATIO	The annual total compensation of our President and CEO was approximately 89.0 times the annual total compensation of our median employee (other than our President and CEO)
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies—including companies in our peer group—may not be comparable to the pay ratio reported above. Further, other companies may have different employment and compensation practices, different geographic breadth, and have more or less employees at comparable skill and pay levels. This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.
Determining the Median Employee
We had previously identified a median employee and we met various conditions that allowed us to use the same median employee for three years ending in Fiscal Year 2022. To identify our new median employee in Fiscal Year 2023, we used our employee population data as of December 1, 2023 as the reference date. As of such date, our employee population consisted of approximately 990 individuals, approximately 57% of which were hourly employees and all of whom were located in the United States. For purposes of the pay ratio calculation, our employee population consists of all full- and part-time employees at all locations (other than our President and CEO), including all temporary employees employed as of the measurement date.
METHODOLOGY FOR DETERMINING OUR MEDIAN EMPLOYEE
To identify the median employee from our employee population, we used Box 1 Form W-2 earnings for Fiscal Year 2023 as reflected in our U.S. and local payroll records, which includes the value of all benefits and employee discounts provided to all employees on a non-discriminatory basis. In identifying the median employee, we annualized the compensation for full- and part-time employees hired during the fiscal year, and we did not make any cost-of-living adjustments.
Annual Total Compensation of Median Employee
We calculated the median employee’s compensation for Fiscal Year 2023 on the same basis as required by the Summary Compensation Table, which includes the value of benefits provided to our median employee under non-discriminatory benefit plans available to all employees during Fiscal Year 2023.
Annual Total Compensation of CEO
With respect to the annual total compensation of our President and CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement, which includes the value of benefits provided to our CEO under non-discriminatory benefit plans available to all employees during Fiscal Year 2023.
Page	81	Grocery Outlet 2024 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Persons Transaction Policy
We have a written policy on transactions with related persons, which we refer to as our Related Person Policy. Our Related Person Policy requires the prompt disclosure to our General Counsel of any transaction in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest, with a related person being a person (i) who is or was at any time since the beginning of our last fiscal year, a director, director nominee, or executive officer; (ii) who is the beneficial holder of more than 5% of any class of our voting securities; (iii) any of their immediate family members; or (iv) any entity owned or controlled by any of the foregoing persons.
Our General Counsel will communicate that information to our Audit and Risk Committee. Our Related Person Policy provides that no related person transaction will be executed without the approval or ratification of our Audit and Risk Committee. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.
Related Party Transactions
STOCKHOLDERS AGREEMENT
On October 7, 2014, we entered into a stockholders agreement with an affiliate of H&F (referred to as the “H&F Investor”), certain then executive officers and their family trusts, including Messrs. Lindberg, Bracher and Wilson, and certain of our then directors and their family trusts, including Messrs. Herman and York. We amended and restated this stockholders agreement on June 19, 2019 in connection with our IPO.
The Amended and Restated Stockholders Agreement provides, among other terms, that the Executive Stockholders (as defined in the Amended and Restated Stockholders Agreement) and the Read Trust Rollover Stockholders (as defined in the Amended and Restated Stockholders Agreement), trusts controlled by Mr. Lindberg, or members of his immediate family, acting together by majority vote, have the right to nominate one person (such person, the “Stockholder Nominee”) to our Board for so long as such stockholders collectively own at least 5% of outstanding shares of our common stock. The Amended and Restated Stockholders Agreement also provides that our Chief Executive Officer will be nominated to our Board.
Pursuant to the Amended and Restated Stockholders Agreement, we will include the Stockholder Nominee (if one is designated) and the Chief Executive Officer nominee on the slate that is included in the proxy statement relating to the election of directors of the class to which such persons belong and provide the highest level of support for the election of each such person as we provide to any other director nominee. In addition, each stockholder party to the Amended and Restated Stockholders Agreement agrees to vote in favor of the Company slate that is included in our proxy statement.
The Stockholder Nominee position is currently vacant and the Chief Executive Officer, Mr. Sheedy, is a Class III director.
The Amended and Restated Stockholders Agreement contains provisions that entitle the Executive Stockholders and the Read Trust Rollover Stockholders to certain rights to have their securities registered by us under the Securities Act.
INDEMNIFICATION OF DIRECTORS AND OFFICERS
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our Amended and Restated Bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the Delaware general corporation law from and against all loss and liability suffered and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit or proceeding. Additionally, we agree to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
Page	82	Grocery Outlet 2024 Proxy Statement

Certain Relationships and Related Party Transactions
LEASE ARRANGEMENTS
As of April 19, 2024, we leased fourteen store properties and one distribution center from entities in which Mr. Lindberg (the Chairman of the Board), or his family, had a direct or indirect material interest. These entities received aggregate annual lease payments in Fiscal Year 2023 of $6.8 million and in the 13 weeks ended March 30, 2024 of $1.8 million. The leases on the properties expire on various dates between December 2025 and August 2039.
Page	83	Grocery Outlet 2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table sets forth information about the beneficial ownership of the common stock of Grocery Outlet Holding Corp. as of April 9, 2024 for:
•
each person known by us to own beneficially 5% or more of our outstanding shares of our common stock;

•
each Named Executive Officer;

•
each of our directors and nominees for director; and

•
all of our executive officers and directors as a group.

For each executive officer, director, or director nominee, information with respect to beneficial ownership is based upon information furnished to us by such person and for each person known by us to own beneficially 5% or more of our outstanding shares of our common stock, based on information reported in Schedules 13D or 13G filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 9, 2024 and RSUs that vest within 60 days of April 9, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the equity award for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all common stock that they beneficially own.
The percentages of beneficial ownership set forth below are based on 100,087,065 shares of our common stock outstanding as of April 9, 2024.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, California 94608.
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENTAGE BENEFICIALLY OWNED (%)
5% Stockholders:
Capital Research Global Investors(1)	9,342,414	9.3
The Vanguard Group(2)	9,273,020	9.3
BlackRock, Inc.(3)	8,804,831	8.8
AllianceBernstein L.P.(4)	5,166,477	5.2
Named Executive Officers and Directors:
Robert J. Sheedy, Jr.(5)	198,687	*
Charles C. Bracher(6)	220,024	*
Steven K. Wilson(7)	181,198	*
Pamela B. Burke(8)	166,953	*
Andrea R. Bortner(9)	26,765	*
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Security Ownership of Certain Beneficial Owners and Management
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENTAGE BENEFICIALLY OWNED (%)
Kenneth W. Alterman(10)	78,300	*
John E. Bachman(11)	15,872	*
Mary Kay Haben(12)	15,872	*
Thomas F. Herman(13)	20,390	*
Carey F. Jaros(14)	13,571	*
Eric J. Lindberg, Jr.(15)	3,292,394	3.3
Gail Moody-Byrd(16)	12,811	*
Erik D. Ragatz(17)	440,471	*
Jeffrey R. York(18)	73,296	*
All current directors and other executive officers as a group (17 persons)(19)	4,545,108	4.5

*
Indicates beneficial ownership of less than 1%.

(1)
Based upon statements contained in a Schedule 13G/A filed by Capital Research Global Investors on February 9, 2024. According to the Schedule 13G/A, Capital Research Global Investors has sole voting power and dispositive power over all of the reported shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(2)
Based upon statements in a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. According to the Schedule 13G/A, The Vanguard Group has sole voting power over none of the reported shares, shared voting power over 33,187 of the reported shares, sole dispositive power over 9,137,601 of the reported shares and shared dispositive power over 135,419 of the reported shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)
Based upon statements in a Schedule 13G/A filed by BlackRock, Inc. on January 25, 2024. The report includes holdings of various subsidiaries of the holding company; BlackRock Fund Advisors is the only subsidiary to report that it beneficially owns more than 5% of our common stock. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 8,525,761 of the reported shares, shared voting power over none of the reported shares, sole dispositive power over 8,804,831 of the reported shares and shared dispositive power over none of the reported shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(4)
Based upon statements contained in a Schedule 13G/A filed by AllianceBernstein L.P. on February 14, 2024. According to the Schedule 13G/A, AllianceBernstein L.P. has sole voting power over 4,757,486 of the reported shares, shared voting power over none of the reported shares and sole dispositive power over 5,023,084 of the reported shares, and shared dispositive power over 143,393 of the reported shares. The address of AllianceBernstein L.P. is 501 Commerce Street, Nashville, Tennessee 37203.

(5)
Consists of 97,103 shares held directly by Mr. Sheedy and 101,584 shares issuable upon the exercise of options which were fully vested as of April 9, 2024.

(6)
Consists of (i) 102,419 shares held directly by Mr. Bracher, (ii) 1,410 shares directly held by Mr. Bracher’s spouse, and (iii) 116,195 shares issuable upon the exercise of options exercisable fully vested as of April 9, 2024. Not included in the table above are 1,200 shares held in a trust for Mr. Bracher’s children over which Mr. Bracher has no voting or investment power.

(7)
Consists of 125,078 shares held directly by Mr. Wilson and 56,120 shares issuable upon the exercise of options fully vested as of April 9, 2024.

(8)
Consists of 42,593 shares held directly by Ms. Burke and 124,360 shares issuable upon the exercise of options fully vested as of April 9, 2024.

(9)
Consists of 26,765 held by the Bortner Family Trust, of which Ms. Bortner is a Trustee.

(10)
Consists of (i) 30,050 shares directly held by Mr. Alterman, (ii) 39,592 shares directly held by the Alterman Revocable Trust, of which Mr. Alterman is a Trustee (iii) 2,821 shares held as fully vested DSUs under our Director Deferral Program, and (iv) 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(11)
Consists of 10,035 shares directly held by Mr. Bachman and 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(12)
Consists of (i) 3,061 shares directly held by Ms. Haben, (ii) 6,974 shares held as fully vested DSUs under our Director Deferral Program, and (iii) 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(13)
Consists of (i) 4,153 shares directly held by Mr. Herman, (ii) 10,400 shares directly held by the Thomas F. Herman Separate Property Trust, of which Mr. Herman is a Trustee, and (iii) 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(14)
Consists of 7,734 shares directly held by Ms. Jaros and 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

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Security Ownership of Certain Beneficial Owners and Management
(15)
Consists of (i) 46,922 shares directly held by Mr. Lindberg, (ii) 810,545,shares issuable upon the exercise of options exercisable fully vested as of April 9, 2024 directly held by Mr. Lindberg, (iii) 5,837 shares of RSUs that will vest within 60 days of April 9, 2024, (iv) 460 shares directly held by Mr. Lindberg’s spouse, (v) 460 shares directly held by one of Mr. Lindberg’s children, (vi) 2,026,670 shares directly held by the Lindberg Revocable Trust u/a/d 2/14/06 of which Mr. Lindberg is a Trustee, and (vii) 401,500 shares directly held by the Lindberg Irrevocable Trust u/a/d 5/12/17 of which Mr. Lindberg is a Trustee. Mr. Lindberg reports that he has sole voting and dispositive power over 863,304 shares and shared voting and dispositive power over 2,429,090 shares.

(16)
Consists of 6,974 shares directly held by Ms. Moody-Byrd and 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(17)
Consists of shares of (i) 20,996 shares held directly by Mr. Ragatz, (ii) 329,785 held by a limited partnership controlled by Mr. Ragatz; (iii) 5,200 shares directly held by Mr. Ragatz’ spouse; (iv) 38,000 shares held by a 401(K) (not affiliated with the Company); (v) 36,500 held by the Ragatz Revocable Trust, of which Mr. Ragatz is a Trustee, (vi) 4,153 shares held as fully vested DSUs under our Director Deferral Program; and (vii) 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(18)
Consists of 67,459 shares directly held by Mr. York and 5,837 shares of RSUs that will vest within 60 days of April 9, 2024.

(19)
Includes (i) 1,092,609 shares issuable upon the exercise of options fully vested as of April 9, 2024; (ii) 56,253 shares of RSUs that will vest within 60 days of April 9, 2024; and (ii) 13,948 shares held as fully vested DSUs under our Director Deferral Program.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table summarizes information about our equity compensation plans as of December 30, 2023. All outstanding awards relate to our common stock.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING EQUITY AWARDS (A)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING EQUITY AWARDS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity Compensation Plans Approved by Stockholders(1)	5,381,307(2)	$12.35(3)	1,860,849(4)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	5,381,307	$12.35	1,860,849

(1)
Consists of options, RSUs and PSUs issued under our 2019 Incentive Plan and our 2014 Stock Plan. The actual number of shares of our common stock issuable will be determined at the time of vesting and could be less. Our 2014 Stock Plan terminated in June 2019 in connection with the adoption of the 2019 Incentive Plan. We cannot issue any further awards under the 2014 Stock Plan.

(2)
Includes (i) 2,091,523 shares of our common stock issuable in connection with time-based options, (ii) 227,605 shares of our common stock issuable in connection with performance-based options, (iii) 846,146 shares of our common stock issuable in connection with unvested time-based RSUs, (iv) 37,635 shares of our common stock issuable in connection with DSUs under the Director Deferral Program and (v) 2,178,398 shares of our common stock issuable in connection with unearned and unvested PSUs (assuming maximum performance level).

(3)
Represents weighted average exercise price of outstanding options. Excludes RSUs and PSUs, which have no exercise price.

(4)
Represents all shares of our common stock available for future issuance under the 2019 Incentive Plan as of December 30, 2023. On the first day of each fiscal year beginning in Fiscal Year 2020 and ending in fiscal 2029, the 2019 Incentive Plan provides for an annual automatic increase of the shares of our common stock reserved for issuance in an amount equal to the positive difference between (i) 4% of the Outstanding Common Stock (as defined in the 2019 Incentive Plan) on the last day of the immediately preceding fiscal year and (ii) the plan share reserve on the last day of the immediately preceding fiscal year, or a lesser number as determined by our Board. Pursuant to this provision, on December 31, 2023, 1,190,591 new shares of our common stock became available for issuance under the 2019 Incentive Plan, which is not reflected in this column.

Page	86	Grocery Outlet 2024 Proxy Statement

PROPOSALS FOR CONSIDERATION AT ANNUAL MEETING
Proposal 1—Election of Class II Directors
At our Annual Meeting, stockholders will elect three Class II directors to hold office effectively until our 2026 annual meeting of stockholders. In 2022, we amended our Amended and Restated Certificate of Incorporation to declassify our Board following approval by our stockholders. The charter now provides that directors will be elected for a three-year term, but that the term of all classes of directors will terminate at the 2026 annual meeting of stockholders. The following directors are being nominated for re-election to our Board: Mary Kay Haben, Gail Moody-Byrd, and Jeffrey R. York. These nominees were recommended by our Nominating and Corporate Governance Committee and approved for nomination by our Board. Biographical information regarding the nominees and information regarding the qualifications of the nominees appears under the heading “Corporate Governance and Board Matters—Director Backgrounds and Qualifications.” Our Nominating and Corporate Governance Committee and Board believes that each director nominee has the requisite experience, skills, qualification, personal and professional integrity, and diversity of background and understands our business and industry. Our Board believes that each director nominee has demonstrated the willingness and the ability to dedicate adequate time and attention to fulfill the responsibilities required as a director. The Board has determined that Mses. Haben and Moody-Byrd and Mr. York are independent directors.
The directors will serve until their successors have been duly elected and qualified, or until any such director’s earlier resignation, retirement or other termination of service. The individuals named as proxies in the form of proxy solicited by our Board intend to vote the represented shares of our common stock for such nominees, unless otherwise instructed on the form of proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Alternatively, the Board may reduce the size of the Board and, therefore, the number of directors to be elected. If any substitute nominee is designated, we will file amended proxy materials that, as applicable, identify any substitute nominee, disclose that such nominee has consented to being named in the revised proxy statement and to serve if elected, and include certain biographical and other information about such nominee as required by the rules of the SEC. We are not aware of any nominee who will be unable to or will not serve as a director.
Voting, Election and Conditional Resignations. Our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
The Board unanimously recommends that the stockholders vote “FOR” the election of each of the nominated Class II directors.
Page	87	Grocery Outlet 2024 Proxy Statement

Proposals for Consideration at Annual Meeting
Proposal 2—Ratification of Independent Registered Public Accounting Firm
The Audit and Risk Committee has re-appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for Fiscal Year 2024.
Deloitte & Touche LLP has served as the independent auditor of the Company since 2007. In Fiscal Year 2023, its services included providing a report on the Company’s consolidated financial statements as of the end of and for Fiscal Year 2023 and on the effectiveness of the Company’s internal control over financial reporting as of the end of Fiscal Year 2023.
In determining that retaining Deloitte & Touche LLP for Fiscal Year 2024 was in the best interests of the Company and its stockholders, our Audit and Risk Committee reviewed:
•
The significant benefits from Deloitte’s extensive historical experience, including:

–
Higher quality audit work and accounting advice due to Deloitte’s institutional knowledge of and familiarity with our business and operations, accounting policies and financial systems, and internal control framework; and

–
Operational efficiencies and a resulting reasonable fee structure reflecting Deloitte’s history and familiarity with our business;

•
The positive assessment of management and the Audit and Risk Committee regarding Deloitte’s performance of services during Fiscal Year 2023;

•
Deloitte’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism;

•
Deloitte’s rigorous process for monitoring and maintaining independence, and its transparent disclosure regarding related considerations;

•
At the 2023 Annual Meeting of Stockholders, stockholders voted over 99.8% in favor of the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2023; and

•
The quality and frequency of Deloitte’s communications to and interactions with the Committee, including the Chair, at meetings and between meetings.

The fees paid to Deloitte & Touche for services rendered for Fiscal Years 2022 and 2023 can be found under the heading “Other Audit and Risk Committee Matters” above.
The Company is not required by its Amended and Restated Bylaws or applicable law to submit the appointment of Deloitte & Touche for stockholder approval. However, as a matter of good corporate governance, the Board has determined to submit the Audit and Risk Committee’s appointment of Deloitte & Touche as our independent registered public accounting firm for Fiscal Year 2024 to stockholders for ratification. If stockholders do not ratify the appointment of Deloitte & Touche, the Audit and Risk Committee may consider such vote when determining whether to appoint our independent registered public accounting firm in the future, or determine to appoint another independent registered public accounting firm. In addition, even if stockholders ratify the Audit and Risk Committee’s selection, the Audit and Risk Committee, in its discretion, may appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our stockholders.
A representative of Deloitte & Touche is expected to attend the 2024 Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions from stockholders.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2024.

Page	88	Grocery Outlet 2024 Proxy Statement

Proposals for Consideration at Annual Meeting
Proposal 3—Advisory (Non-Binding) Vote to Approve the Company’s Named Executive Officer Compensation
We are asking our stockholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement as required by Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.
In a non-binding advisory vote on the frequency of the Say-on-Pay proposal held at our 2020 annual meeting of stockholders, a majority of stockholders voted in favor of holding Say-on-Pay votes annually. In light of this result and other factors, our Board determined that we would hold advisory Say-on-Pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than the 2026 annual meeting of stockholders.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, develop, motivate, and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the Fiscal Year 2023 compensation of our Named Executive Officers.
Our Board requests your advisory vote on the following resolution at the 2024 Annual Meeting:
RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
This “Say-on-Pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC.

Page	89	Grocery Outlet 2024 Proxy Statement

ADDITIONAL INFORMATION
Frequently Asked Questions About the Proxy Materials and the Annual Meeting
WHEN AND WHERE WILL THE MEETING TAKE PLACE?
The 2024 Annual Meeting will be held on Monday, June 3, 2024 at 11:00 a.m. Pacific Daylight Time. The 2024 Annual Meeting will again be a virtual meeting of stockholders. You will be able to attend the 2024 Annual Meeting from any location with Internet connectivity and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/GO2024. To participate in the meeting, you must have the sixteen-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form (if you elected to receive proxy materials by mail). Online access to the 2024 Annual Meeting will begin at 10:45 a.m. Pacific Daylight Time on June 3, 2024. We encourage our stockholders to access the meeting prior to the start time.
HOW DO STOCKHOLDERS PARTICIPATE IN THE VIRTUAL MEETING?
To participate in the meeting, you must have the 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form if you elected to receive proxy materials by mail. You may access the 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/GO2024. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
If you are a stockholder of record, appointing a proxy in response to this solicitation will not affect your right to attend the 2024 Annual Meeting and to vote during the 2024 Annual Meeting. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other intermediary), you will receive instructions from your broker, bank or other nominee that you must follow to have your shares of our common stock voted.
This virtual meeting will provide substantially the same rights and advantages that would be provided by a physical meeting. Stockholders will be able to present questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with the Company. We will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
WHY DID I RECEIVE ONLY A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?
As permitted by the SEC, the Company is furnishing to stockholders its notice of the 2024 Annual Meeting (the “Notice”), this Proxy Statement and the 2023 Annual Report primarily over the Internet. On or about April 19, 2024, we will mail to each of our stockholders of record (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.
We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while minimizing the environmental impact and the cost of printing and mailing paper copies.
WHAT IS THE PURPOSE OF THIS MEETING AND WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
We are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at the 2024 Annual Meeting and any adjournment or postponement of the meeting.
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Additional Information
At the 2024 Annual Meeting, you will be asked to vote on the following matters and the Board recommends you vote your shares of our common stock as follows:
PROPOSAL	VOTING ALTERNATIVES	BOARD RECOMMENDATION
1 Election of Class II directors to hold office effectively until the 2026 annual meeting of stockholders	FOR or AGAINST the election of each of the Class II director nominees named herein ABSTAIN from voting on the matter	FOR each director nominee
2 Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2024	FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2024 ABSTAIN from voting on the matter	FOR
3 Advisory (non-binding) vote to approve our Named Executive Officer compensation	FOR or AGAINST the advisory vote to approve our Named Executive Officer compensation ABSTAIN from voting on the matter	FOR
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AT THE ANNUAL MEETING?
VOTE IMPACT
PROPOSAL NO.	VOTE REQUIRED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal No. 1	Majority of Shares Cast	For the director nominee(s)	Against the director nominee(s)	Not a vote cast	Not a vote cast
Proposal No. 2	Majority of Shares Present or Represented and Entitled to Vote	For the proposal	Against the proposal	Against the proposal	—
Proposal No. 3	Majority of Shares Present or Represented and Entitled to Vote	For the proposal	Against the proposal	Against the proposal	Not entitled to vote
Voting, Election and Conditional Resignations. With respect to Proposal No. 1, our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions, and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election. Proxies may not be voted for more than three directors and stockholders may not cumulate votes in the election of directors.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
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Additional Information
ARE ALL OF THE COMPANY’S DIRECTORS STANDING FOR ELECTION TO THE BOARD OF DIRECTORS AT THE ANNUAL MEETING?
No, only our Class II directors are standing for re-election at this time. Our Class III directors will stand for election in 2025. In 2022, we amended our Amended and Restated Certificate of Incorporation to declassify our Board following approval by our stockholders. The charter now provides that directors will be elected for a three-year term, but that the term of all classes of directors will terminate at the 2026 annual meeting of stockholders. Beginning with the annual meeting of stockholders in 2026, each nominated director will stand for election for a one-year term.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
If at the close of business on the record date, April 9, 2024, you were a stockholder of record or held shares through a bank, broker or other intermediary, you may vote your shares of our common stock on the matters presented at the 2024 Annual Meeting. You have one vote for each share of our common stock that you owned at the close of business on the record date. As of that date, there were 100,087,065 shares of our common stock outstanding entitled to vote. There is no other class of voting securities outstanding.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND HOLDING SHARES AS A BENEFICIAL OWNER?
Key distinctions between shares held of record and those owned beneficially are summarized below.
Stockholder of Record
If your shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered to be the stockholder of record with respect to those shares, and we have sent the Notice of Internet Availability directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the 2024 Annual Meeting. However, even if you plan to attend the 2024 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2024 Annual Meeting.
Beneficial Owner Stockholders
If you hold your shares of our common stock through a bank, broker or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and the Notice of Internet Availability has been forwarded to you by your bank, broker, or intermediary (which is considered to be the stockholder of record with respect to those shares). Most of our stockholders are beneficial owner stockholders. As a beneficial owner, you have the right to direct your bank, broker, or intermediary on how to vote. Your bank, broker, or intermediary has sent you a voting instruction form for you to use in directing the bank, broker, or intermediary regarding how to vote your shares. The availability of online voting during the meeting for beneficial stockholders may depend on the voting procedures of the organization that holds your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them. Even if you plan to attend the 2024 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2024 Annual Meeting.
WHAT OPTIONS ARE AVAILABLE TO ME TO VOTE MY SHARES?
Whether you hold shares directly as the stockholder of record or indirectly through a bank, broker, or other intermediary, your shares of our common stock may be voted by following any of the voting options available to you below:
You may vote via the Internet.
•
You can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability or, if you received a printed set of the proxy materials by mail, on the proxy card or voting instruction form.

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Additional Information
You may vote via the telephone.
•
If you are a stockholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card you received if you received a printed set of the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

•
Most beneficial owner stockholders (also referred to as holding shares in “street name”) may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other intermediary. Those stockholders should check the voting instruction form for telephone voting instructions and availability.

You may vote by mail.
•
If you received a printed set of the proxy materials, you can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.

You may vote during the meeting.
•
Stockholders of record may vote while attending the 2024 Annual Meeting via live webcast while the polls remain open by visiting www.virtualshareholdermeeting.com/GO2024. You will need your 16-digit number found in the Notice of Internet Availability or your proxy card. If you are the beneficial owner of shares holding your shares through a bank, broker, or other intermediary, you should receive separate instructions from the holder of record of your common stock describing how you can vote that stock.

Even if you plan to attend the 2024 Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares of our common stock at the 2024 Annual Meeting. This will ensure that your vote will be counted if you later are unable to attend.
WHAT IF I DON’T VOTE FOR SOME OF THE ITEMS LISTED ON MY PROXY CARD OR VOTING INSTRUCTION FORM?
If you properly execute and return your proxy card but do not mark selections, your shares of our common stock will be voted in accordance with the recommendations of our Board. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares of our common stock will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a bank, broker, or other intermediary and do not give voting instructions to the bank, broker, or intermediary, the bank, broker, or other intermediary, as applicable, will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters (sometimes referred to as “broker discretionary voting”), such as the ratification of the appointment of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters, including the election of directors and the advisory vote to approve named executive officer compensation. Our Proposal 2 (ratification of the appointment of our independent registered public accounting firm for Fiscal Year 2023) is the only proposal in this Proxy Statement that is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares.
If you do not provide voting instructions to your broker, and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares of our common stock will be considered to be “broker non-votes” with regard to that matter.
If you are a stockholder of record, then your shares of our common stock will not be voted if you do not provide your proxy, unless you attend the live webcast and vote online during the 2024 Annual Meeting.
HOW IS A QUORUM DETERMINED?
The representation, at the 2024 Annual Meeting or by proxy, of holders entitled to cast at least a majority of the votes entitled to be cast at the 2024 Annual Meeting constitutes a quorum at the 2024 Annual Meeting. Shares represented by proxy or
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Additional Information
voting instructions are considered present and entitled to vote for purposes of establishing a quorum for the transaction of business at the 2024 Annual Meeting. If a quorum is not present by attendance at the 2024 Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. Any stockholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the 2024 Annual Meeting by:
•
Submitting to our Corporate Secretary, before the voting at the 2024 Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•
Timely delivery of a valid, later-dated proxy (only the last proxy submitted by a stockholder by Internet, telephone or mail will be counted); or

•
Attending the 2024 Annual Meeting and voting during the live webcast while the polls are open; however, attendance at the 2024 Annual Meeting will not by itself constitute a revocation of a proxy.

For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker, or intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker, or intermediary.
ARE THERE OTHER MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING?
We do not know of any other matters that may come before the 2024 Annual Meeting other than Proposals 1, 2 and 3 included herein. If any other matters are properly presented at the 2024 Annual Meeting, the persons named as proxies in the enclosed proxy card intend to vote or otherwise act in accordance with their judgment on the matter.
IS A LIST OF STOCKHOLDERS AVAILABLE?
A list of these stockholders will be open for examination electronically by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the 2024 Annual Meeting by contacting our Investor Relations department at 203-682-4810.
WHERE CAN I FIND THE VOTING RESULTS?
We intend to announce preliminary voting results at the 2024 Annual Meeting and final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the 2024 Annual Meeting.
WHO IS SOLICITING PROXIES, HOW ARE THEY BEING SOLICITED, AND WHO PAYS THE COST?
The solicitation of proxies is being made on behalf of our Board and we will bear the costs of the solicitation. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. No additional compensation will be paid to our directors, officers or other employees for such services.
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Additional Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of reports filed with the SEC and of written representations by officers and directors, the Company believes that during Fiscal Year 2023, all officers and directors subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that, due to an administrative error, Mr. Herman filed one late Form 4 with respect to one transaction.
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OTHER MATTERS
Our Board does not presently intend to bring any other business before the meeting, and, so far as is known to our Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Availability of Fiscal Year 2023 Annual Report to Stockholders
Our 2023 Annual Report has been posted, and is available without charge, at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability, such Notice will contain instructions on how to request a printed copy of our 2023 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2023 Annual Report has also been provided to you (including the financial statements and the financial statement schedules but excluding the exhibits thereto). In addition, we will provide, without charge, a copy of our 2023 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our common stock. Requests can be made by writing to Corporate Secretary, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA 94608.
Stockholder Proposals and Director Nominations for the 2025 Annual Meeting of Stockholders
Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2025 annual meeting of stockholders must submit their proposals in accordance with that rule so that they are received by our Corporate Secretary at 5650 Hollis Street, Emeryville, CA 94608 by registered, certified, or express mail no later than the close of business on December 20, 2024. If the date of our 2025 annual meeting is more than 30 days before or after June 3, 2025, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
Our bylaws provide procedures by which a stockholder may bring business before any meeting of stockholders or nominate individuals for election to our Board at an annual meeting of stockholders. If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8 or to nominate one or more persons for election to our Board, the stockholder must deliver a written notice to our Corporate Secretary at the address written above and provide the information required by the provisions of our bylaws dealing with stockholder proposals or director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no later than March 5, 2025 and no earlier than February 3, 2025, unless our 2025 annual meeting of stockholders is to be held more than 30 days before, or more than 70 days after, June 3, 2025, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2025 annual meeting and not later than the close of business on the later of the 90th day prior to the 2025 annual meeting and the 10th day after public announcement of the date of the 2025 annual meeting is first made by the Company. Public announcement of an adjournment or postponement of an annual meeting will not commence a new time period for the giving of stockholder notice. If the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board by February 24, 2025, then a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Corporate Secretary not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Company. The requirements for such stockholder’s notice are set forth in our Amended and Restated Bylaws, which are posted in the Corporate Governance section of the Investor Relations page on our website at https://investors.groceryoutlet.com.
Candidates proposed by stockholders in accordance with the procedures set forth in the Company’s Amended and Restated Bylaws will be considered by the Nominating and Corporate Governance Committee under criteria similar to the evaluation of
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Other Matters
other candidates set forth above in “—Director Recruitment, Nomination and Appointments.” Candidates submitted this way may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance Committee’s decision.
Certain stockholders have director nomination rights pursuant to our Amended and Restated Stockholders Agreement. See “—Nomination Rights and Support Obligations under our Amended and Restated Stockholders Agreement” above for more information.
Delivery of Documents to Stockholders Sharing an Address
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and the 2023 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and the 2023 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA 94608 or by phone at (510) 346-5166. If you participate in householding and wish to receive a separate copy of this Proxy Statement and the 2023 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and such separate copies will be delivered promptly.
If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or the 2023 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.
Transfer Agent Information
Equiniti Trust Company, LLC, or EQ, is the transfer agent for our common stock. EQ can be reached at PO Box 500, Newark, NJ 07101, Attention: Shareholder Services, (800) 937-5449 or (718) 921-8124. You should contact EQ if you are a registered stockholder and have a question about your account or if you would like to report a change in your name or address. For assistance online go to https://equiniti.com/us/ast-access/individuals and select GET HELP. The information available on this website is not incorporated herein or otherwise part of this Proxy Statement.
Forward-Looking Statements
Certain statements contained in this Proxy Statement constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement and the documents incorporated by reference herein other than statements of historical fact, including statements regarding the Company’s future operating results and financial position, its business strategy and plans, industry and market trends, macroeconomic conditions, compensation programs, performance goals and payouts, and the Company’s programs, plans and commitments regarding human capital management and sustainability/ESG initiatives, may constitute forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “project,” “seek,” “will,” and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements we make, including those described under the headings “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2023 Annual Report or as described in other subsequent reports we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make.
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Other Matters
You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements are made as of the date of this Proxy Statement or as of the date specified herein and we have based these forward-looking statements on our current expectations and projections about future events and trends. Except as required by law, we do not undertake any duty to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations.
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Annex A
Non-GAAP Financial Measures
We use net leverage as a supplemental measure of our liquidity performance to monitor and evaluate our overall liquidity and financial flexibility to pursue operational strategies and to evaluate our capital structure, progress towards leverage targets and ability to service our long-term debt obligations. In calculating net leverage, we use net debt, also a non-GAAP measure that is as a supplemental measure of our liquidity performance. These non-GAAP financial measures should not be considered in isolation or as a substitute for any operating performance or liquidity measures derived in accordance with U.S. GAAP. The presentation of such non-GAAP financial measures also should not be construed as an inference that future results will be unaffected by the adjustments used to derive these non-GAAP financial measures.
Reconciliation ($ in Thousands)
FISCAL YEAR	TOTAL DEBT(1) ($)	LESS: CASH & CASH EQUIVALENTS ($)	NET DEBT(2) ($)	ADJUSTED EBITDA(3) ($)	NET LEVERAGE(4)
2023	292,732	114,987	177,745	252,621	0.7x

(1)
Defined as long-term debt, net of unamortized debt discounts and debt issuance costs.

(2)
Defined as Total Debt, less cash & cash equivalents.

(3)
For definition, supplemental information and reconciliation to the most directly comparable GAAP financial measure, see our Annual Report for Fiscal Year 2023.

(4)
Defined as Net Debt / Adjusted EBITDA.

Page	A-1	Grocery Outlet 2024 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV44738-P04071For Against AbstainFor Against AbstainGROCERY OUTLET HOLDING CORP.5650 HOLLIS STREETEMERYVILLE, CA 94608Nominees:2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year endingDecember 28, 2024.NOTE: In their discretion, the proxies, and each of them acting alone, are authorized to vote on such other business as may properly come before theAnnual Meeting and any adjournments or postponements thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.3. To approve an advisory (non-binding) vote on the Company’s named executive officer compensation.1. Election of Class II Directors.1a. Mary Kay Haben1b. Gail Moody-Byrd1c. Jeffrey R. YorkGROCERY OUTLET HOLDING CORP.The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote FOR proposals 2 and 3:! ! !! ! !! ! !! ! !! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GO2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

V44739-P04071Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.GROCERY OUTLET HOLDING CORP.Annual Meeting of StockholdersJune 3, 2024 11:00 AM Pacific Daylight TimeTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe undersigned hereby appoints Robert J. Sheedy, Jr. and Luke D. Thompson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Grocery Outlet Holding Corp. ("Grocery Outlet") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Grocery Outlet to be held on June 3, 2024 at 11:00 AM Pacific Daylight Time atwww.virtualshareholdermeeting.com/GO2024 and any adjournment or postponement thereof (the "Annual Meeting").The undersigned revokes any proxy previously given to vote at such meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.Continued and to be signed on reverse side